Exhibit 4.1

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                                    Depositor


                           AMERIQUEST MORTGAGE COMPANY
                           LONG BEACH MORTGAGE COMPANY
                                Master Servicers


                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                     Trustee



                    -----------------------------------------

                         POOLING AND SERVICING AGREEMENT
                          Dated as of November 1, 1997

                    -----------------------------------------



                            Asset-Backed Certificates

                                 Series 1997-LB6

                                                  TABLE OF CONTENTS
                                                  -----------------

         SECTION                                                                                               PAGE
         -------                                                                                               ----

                                                      ARTICLE I

                                                     DEFINITIONS

         1.01.     Defined Terms..................................................................................3
                   Adjusted Delinquent Stated Principal Balance...................................................3
                   Affiliate......................................................................................3
                   Agreement......................................................................................3
                   Assignment.....................................................................................4
                   Available Distribution Amount..................................................................4
                   Bankruptcy Amount..............................................................................4
                   Bankruptcy Code................................................................................4
                   Bankruptcy Loss................................................................................4
                   Book-Entry Certificate.........................................................................5
                   Book-Entry Custodian...........................................................................5
                   Business Day...................................................................................5
                   Certificate....................................................................................5
                   Certificate Factor.............................................................................5
                   Certificateholder or Holder....................................................................5
                   Certificate Owner..............................................................................5
                   Certificate Principal Balance..................................................................6
                   Certificate Register and Certificate Registrar.................................................6
                   Class..........................................................................................6
                   Class A Certificate............................................................................6
                   Class A-1 Certificate..........................................................................6
                   Class A-2 Certificate..........................................................................6
                   Class A-3 Certificate..........................................................................6
                   Class A-4 Certificate..........................................................................6
                   Class A-5 Certificate..........................................................................6
                   Class A-6 Certificate..........................................................................7
                   Class B Percentage.............................................................................7
                   Class B-1 Certificate..........................................................................7
                   Class B-1 Percentage...........................................................................7
                   Class B-2 Certificate..........................................................................7
                   Class B-2 Percentage...........................................................................7
                   Class B-3 Certificate..........................................................................7
                   Class B-3 Percentage...........................................................................7
                   Class B-4 Certificate..........................................................................8
                   Class B-4 Percentage...........................................................................8
                   Class B-5 Certificate..........................................................................8
                   Class B-5 Percentage...........................................................................8


                                                         i


         SECTION                                                                                               PAGE
         -------                                                                                               ----

                   Class B-6 Certificate..........................................................................8
                   Class B-6 Percentage...........................................................................8
                   Class R-I Certificate..........................................................................9
                   Class R-II Certificate.........................................................................9
                   Class XS Certificate...........................................................................9
                   Closing Date...................................................................................9
                   Code...........................................................................................9
                   Collection Account.............................................................................9
                   Commission.....................................................................................9
                   Component......................................................................................9
                   Component Notional Amount......................................................................9
                   Corporate Trust Office........................................................................10
                   Cumulative Realized Losses....................................................................10
                   Custodial Agreement...........................................................................10
                   Custodian.....................................................................................10
                   Cut-off Date..................................................................................10
                   Debt Service Reduction........................................................................10
                   Deficient Valuation...........................................................................10
                   Definitive Certificates.......................................................................10
                   Deleted Mortgage Loan.........................................................................11
                   Depositor.....................................................................................11
                   Depository....................................................................................11
                   Depository Institution........................................................................11
                   Depository Participant........................................................................11
                   Determination Date............................................................................11
                   Directly Operate..............................................................................11
                   Disqualified Organization.....................................................................11
                   Distribution Account..........................................................................12
                   Distribution Date.............................................................................12
                   Due Date......................................................................................12
                   Due Period....................................................................................12
                   Effective Pass-Through Rate...................................................................12
                   Eligible Account..............................................................................12
                   ERISA.........................................................................................13
                   Estate in Real Property.......................................................................13
                   Excess Bankruptcy Loss........................................................................13
                   Excess Fraud Loss.............................................................................13
                   Excess Loss...................................................................................13
                   Excess Special Hazard Loss....................................................................13
                   Extraordinary Loss............................................................................13
                   Extraordinary Trust Fund Expenses.............................................................13
                   FDIC..........................................................................................14
                   FHLMC.........................................................................................14



                                                         ii



         SECTION                                                                                               PAGE
         -------                                                                                               ----

                   Final Recovery Determination..................................................................14
                   Fitch.........................................................................................14
                   FNMA..........................................................................................14
                   Fraud Loss....................................................................................14
                   Fraud Loss Amount.............................................................................14
                   Independent...................................................................................15
                   Independent Contractor........................................................................15
                   Initial Deposit...............................................................................15
                   Insurance Proceeds............................................................................15
                   Interest Accrual Period.......................................................................15
                   Interest Distribution Amount..................................................................15
                   Late Collections..............................................................................16
                   Liquidation Event.............................................................................16
                   Liquidation Proceeds..........................................................................17
                   Loan-to-Value Ratio...........................................................................17
                   Lockout Certificates..........................................................................17
                   Lockout Certificate Percentage................................................................17
                   Lockout Distribution Percentage...............................................................17
                   Master Servicers..............................................................................17
                   Master Servicer Event of Default..............................................................18
                   Master Servicer Remittance Date...............................................................18
                   Master Servicer Termination Test..............................................................18
                   Monthly Payment...............................................................................18
                   Mortgage......................................................................................18
                   Mortgage File.................................................................................18
                   Mortgage Loan.................................................................................18
                   Mortgage Loan Purchase Agreement..............................................................19
                   Mortgage Loan Remittance Rate.................................................................19
                   Mortgage Loan Schedule........................................................................19
                   Mortgage Note.................................................................................20
                   Mortgage Pool.................................................................................20
                   Mortgage Rate.................................................................................20
                   Mortgaged Property............................................................................20
                   Mortgagor.....................................................................................20
                   Net Mortgage Rate.............................................................................20
                   New Lease.....................................................................................21
                   Nonrecoverable P&I Advance....................................................................21
                   Non-United States Person......................................................................21
                   Notional Amount...............................................................................21
                   Officers' Certificate.........................................................................21
                   Opinion of Counsel............................................................................21
                   Original Mortgage Loan........................................................................21
                   Originators...................................................................................21



                                                         iii



         SECTION                                                                                               PAGE
         -------                                                                                               ----

                   Ownership Interest............................................................................21
                   Pass-Through Rate.............................................................................21
                   Percentage Interest...........................................................................23
                   Permitted Investments.........................................................................23
                   Permitted Transferee..........................................................................24
                   Person........................................................................................24
                   P&I Advance...................................................................................24
                   Plan..........................................................................................25
                   Prepayment Assumption.........................................................................25
                   Prepayment Interest Shortfall.................................................................25
                   Prepayment Period.............................................................................25
                   Principal Prepayment..........................................................................25
                   Purchase Price................................................................................25
                   Qualified Substitute Mortgage Loan............................................................26
                   Rating Agency or Rating Agencies..............................................................27
                   Realized Loss.................................................................................27
                   Record Date...................................................................................28
                   Refinanced Mortgage Loan......................................................................28
                   Regular Certificate...........................................................................28
                   Regular Interest..............................................................................28
                   Relief Act....................................................................................28
                   Relief Act Interest Shortfall.................................................................28
                   REMIC.........................................................................................28
                   REMIC I.......................................................................................28
                   REMIC I Regular Interest......................................................................29
                   REMIC I Regular Interest B....................................................................29
                   REMIC I Regular Interest LTA-1................................................................29
                   REMIC I Regular Interest LTA-2................................................................29
                   REMIC I Regular Interest LTA-3................................................................29
                   REMIC I Regular Interest LTA-4................................................................29
                   REMIC I Regular Interest LTA-5................................................................29
                   REMIC I Regular Interest LTA-6................................................................30
                   REMIC I Remittance Rate.......................................................................30
                   REMIC II......................................................................................30
                   REMIC II Certificate..........................................................................30
                   REMIC Provisions..............................................................................30
                   Remittance Report.............................................................................30
                   Rents from Real Property......................................................................30
                   REO Account...................................................................................30
                   REO Disposition...............................................................................30
                   REO Imputed Interest..........................................................................30
                   REO Principal Amortization....................................................................30
                   REO Property..................................................................................31



                                                         iv



         SECTION                                                                                               PAGE
         -------                                                                                               ----


                   Request for Release...........................................................................31
                   Residential Dwelling..........................................................................31
                   Residual Certificate..........................................................................31
                   Residual Interest.............................................................................31
                   Responsible Officer...........................................................................31
                   Scheduled Principal Balance...................................................................31
                   Seller........................................................................................32
                   Senior Certificate............................................................................32
                   Senior Interest Distribution Amount...........................................................32
                   Senior Percentage.............................................................................32
                   Senior Prepayment Percentage..................................................................33
                   Senior Principal Distribution Amount..........................................................33
                   Servicing Account.............................................................................35
                   Servicing Advances............................................................................35
                   Servicing Fee.................................................................................35
                   Servicing Fee Rate............................................................................35
                   Servicing Officer.............................................................................35
                   Single Certificate............................................................................35
                   Special Hazard Amount.........................................................................36
                   Special Hazard Loss...........................................................................36
                   S&P...........................................................................................36
                   Startup Day...................................................................................36
                   Stated Principal Balance......................................................................36
                   Stayed Funds..................................................................................37
                   Subordinate Certificate.......................................................................37
                   Subordinate Percentage........................................................................37
                   Subordinate Prepayment Percentage.............................................................37
                   Subordinate Principal Distribution Amount.....................................................37
                   Sub-Servicer..................................................................................39
                   Sub-Servicing Account.........................................................................39
                   Sub-Servicing Agreement.......................................................................39
                   Tax Returns...................................................................................39
                   Termination Price.............................................................................39
                   Transfer......................................................................................39
                   Transferee....................................................................................39
                   Transferor....................................................................................39
                   Trust Fund....................................................................................39
                   Trustee.......................................................................................40
                   Trustee's Fee.................................................................................40
                   Trustee's Fee Rate............................................................................40
                   Uncertificated Balance........................................................................40
                   Uncertificated Interest.......................................................................40
                   Uninsured Cause...............................................................................40



                                                          v



         SECTION                                                                                               PAGE
         -------                                                                                               ----

                   United States Person..........................................................................40
                   Value.........................................................................................41
                   Voting Rights.................................................................................41
         1.02.     Allocation of Certain Interest Shortfalls.....................................................41

                                                     ARTICLE II

                                            CONVEYANCE OF MORTGAGE LOANS;
                                          ORIGINAL ISSUANCE OF CERTIFICATES

         2.01.     Conveyance of Mortgage Loans..................................................................42
         2.02.     Acceptance of REMIC I by the Trustee..........................................................44
         2.03.     Repurchase or Substitution of Mortgage Loans by the Originators,
                   the Seller or the Depositor...................................................................45
         2.04.     Representations and Warranties of the Depositor...............................................49
         2.05.     Representations, Warranties and Covenants of the Master Servicers.............................50
         2.06.     Issuance of Class R-I Certificates............................................................52
         2.07.     Conveyance of REMIC I Regular Interests; Acceptance
                   of REMIC II by the Trustee....................................................................53
         2.08.     Issuance of REMIC II Certificates.............................................................53

                                                     ARTICLE III

                                            ADMINISTRATION AND SERVICING
                                                OF THE MORTGAGE LOANS

         3.01.     Master Servicers to Act as Master Servicers...................................................54
         3.02.     Sub-Servicing Agreements Between the Master Servicer
                   and Sub-Servicers.............................................................................56
         3.03.     Successor Sub-Servicers.......................................................................57
         3.04.     Liability of the Master Servicers.............................................................58
         3.05.     No Contractual Relationship Between Sub-Servicers
                   and Trustee or Certificateholders.............................................................58
         3.06.     Assumption or Termination of Sub-Servicing Agreements by Trustee..............................58
         3.07.     Collection of Certain Mortgage Loan Payments..................................................59
         3.08.     Sub-Servicing Accounts........................................................................59
         3.09.     Collection of Taxes, Assessments and Similar Items; Servicing Accounts........................60
         3.10.     Collection Account and Distribution Account...................................................60
         3.11.     Withdrawals from the Collection Account and Distribution Account..............................63
         3.12.     Investment of Funds in the Collection Account and the Distribution Account....................65
         3.13.     [intentionally omitted].......................................................................66
         3.14.     Maintenance of Hazard Insurance and Errors and Omissions and
                   Fidelity Coverage.............................................................................66



                                                         vi



         SECTION                                                                                               PAGE
         -------                                                                                               ----

         3.15.     Enforcement of Due-On-Sale Clauses; Assumption Agreements.....................................68
         3.16.     Realization Upon Defaulted Mortgage Loans.....................................................69
         3.17.     Trustee to Cooperate; Release of Mortgage Files...............................................71
         3.18.     Servicing Compensation........................................................................72
         3.19.     Reports to the Trustee; Collection Account Statements.........................................72
         3.20.     Statement as to Compliance....................................................................73
         3.21.     Independent Public Accountants' Servicing Report..............................................73
         3.22.     Access to Certain Documentation...............................................................74
         3.23.     Title, Management and Disposition of REO Property.............................................74
         3.24.     Obligations of the Master Servicers in Respect of Prepayment
                   Interest Shortfalls...........................................................................77
         3.25.     Obligations of the Master Servicers in Respect of Mortgage Rates
                   and Monthly Payments..........................................................................77

                                                     ARTICLE IV

                                           PAYMENTS TO CERTIFICATEHOLDERS

         4.01.     Distributions.................................................................................78
         4.02.     Statements to Certificateholders..............................................................83
         4.03.     Remittance Reports; P&I Advances..............................................................86
         4.04.     Allocation of Realized Losses.................................................................87
         4.05.     Compliance with Withholding Requirements......................................................88
         4.06.     Distributions on the REMIC I Regular Interests................................................88
         4.07.     Commission Reporting..........................................................................90

                                                      ARTICLE V

                                                  THE CERTIFICATES

         5.01.     The Certificates..............................................................................91
         5.02.     Registration of Transfer and Exchange of Certificates.........................................93
         5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.............................................98
         5.04.     Persons Deemed Owners.........................................................................98
         5.05.     Certain Available Information.................................................................98

                                                     ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICERS

         6.01.     Liability of the Depositor and the Master Servicers..........................................100
         6.02.     Merger or Consolidation of the Depositor or the Master Servicers.............................100
         6.03.     Limitation on Liability of the Depositor, the Master Servicers and Others....................100



                                                         vii



         SECTION                                                                                               PAGE
         -------                                                                                               ----

         6.04.     Limitation on Resignation of the Master Servicers............................................101
         6.05.     Rights of the Depositor in Respect of the Master Servicers...................................102

                                                     ARTICLE VII

                                                       DEFAULT

         7.01.     Master Servicer Events of Default............................................................103
         7.02.     Trustee to Act; Appointment of Successor.....................................................105
         7.03.     Notification to Certificateholders...........................................................107
         7.04.     Waiver of Master Servicer Events of Default..................................................107

                                                    ARTICLE VIII

                                               CONCERNING THE TRUSTEE

         8.01.     Duties of Trustee............................................................................108
         8.02.     Certain Matters Affecting the Trustee........................................................109
         8.03.     Trustee Not Liable for Certificates or Mortgage Loans........................................110
         8.04.     Trustee May Own Certificates.................................................................110
         8.05.     Trustee's Fees and Expenses..................................................................111
         8.06.     Eligibility Requirements for Trustee.........................................................111
         8.07.     Resignation and Removal of the Trustee.......................................................112
         8.08.     Successor Trustee............................................................................112
         8.09.     Merger or Consolidation of Trustee...........................................................113
         8.10.     Appointment of Co-Trustee or Separate Trustee................................................113
         8.11.     Appointment of Custodians....................................................................115
         8.12.     Appointment of Office or Agency..............................................................115
         8.13.     Representations and Warranties of the Trustee................................................115

                                                     ARTICLE IX

                                                     TERMINATION

         9.01      Termination Upon Repurchase or Liquidation of the REMIC I
                   Regular Interests............................................................................117
         9.02      Additional Termination Requirements..........................................................119




                                                        viii



         SECTION                                                                                               PAGE
         -------                                                                                               ----

                                                      ARTICLE X

                                                  REMIC PROVISIONS

         10.01.    REMIC Administration.........................................................................120
         10.02.    Prohibited Transactions and Activities.......................................................123
         10.03.    Master Servicer and Trustee Indemnification..................................................123

                                                     ARTICLE XI

                                              MISCELLANEOUS PROVISIONS

         11.01.    Amendment....................................................................................124
         11.02.    Recordation of Agreement; Counterparts.......................................................125
         11.03.    Limitation on Rights of Certificateholders...................................................125
         11.04.    Governing Law................................................................................126
         11.05.    Notices......................................................................................126
         11.06.    Severability of Provisions...................................................................127
         11.07.    Notice to Rating Agencies....................................................................127
         11.08.    Article and Section References...............................................................128
         11.09.    Grant of Security Interest...................................................................128

         EXHIBITS

         Exhibit A-1       Form of Class A-1 Certificate
         Exhibit A-2       Form of Class A-2 Certificate
         Exhibit A-3       Form of Class A-3 Certificate
         Exhibit A-4       Form of Class A-4 Certificate
         Exhibit A-5       Form of Class A-5 Certificate
         Exhibit A-6       Form of Class A-6 Certificate
         Exhibit A-7       Form of Class XS Certificate
         Exhibit A-8       Form of Class B-1 Certificate
         Exhibit A-9       Form of Class B-2 Certificate
         Exhibit A-10      Form of Class B-3 Certificate
         Exhibit A-11      Form of Class B-4 Certificate
         Exhibit A-12      Form of Class B-5 Certificate
         Exhibit A-13      Form of Class B-6 Certificate
         Exhibit A-14      Form of Class R-I Certificate
         Exhibit A-15      Form of Class R-II Certificate
         Exhibit B         [Reserved]
         Exhibit C-1       Form of Trustee's Initial Certification
         Exhibit C-2       Form of Trustee's Final Certification
         Exhibit D         Form of Mortgage Loan Purchase Agreement
         Exhibit E-1       Request for Release
         Exhibit E-2       Request for Release Mortgage Loans paid in full
         Exhibit F-1       Form of Transferor Representation Letter and Form of
                           Transferee Representation Letter in Connection with
                           Transfer of Class R Certificates Pursuant to Rule
                           144A Under the 1933 Act
         Exhibit F-2       Form of Transfer Affidavit and Agreement and Form of
                           Transferor Affidavit in Connection with Transfer of
                           Residual Certificates
         Exhibit G         Form of Certification with respect to ERISA and the
                           Code
         Exhibit H         Form of Custodial Agreement

         Schedule 1        Mortgage Loan Schedule

              This Pooling and Servicing Agreement, is dated and effective as of November 1, 1997, among SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., as Depositor, AMERIQUEST MORTGAGE COMPANY and LONG BEACH MORTGAGE COMPANY, as Master Servicers, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee.

                             PRELIMINARY STATEMENT:

              The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in REMIC I created hereunder.

              As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC (as defined herein) for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will be issued with an initial Certificate Principal Balance of $100.00 and will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.


                        REMIC I                       Initial                   Latest Possible
Designation         Remittance Rate           Uncertificated Balance           Maturity Date(1)
-----------         ---------------           ----------------------           ----------------
   LTA-1              Variable(2)                 $94,376,100.00               November 25, 2027
   LTA-2              Variable(2)                 $23,642,000.00               November 25, 2027
   LTA-3              Variable(2)                 $53,814,000.00               November 25, 2027
   LTA-4              Variable(2)                 $33,083,000.00               November 25, 2027
   LTA-5              Variable(2)                 $28,951,000.00               November 25, 2027
   LTA-6              Variable(2)                 $30,176,000.00               November 25, 2027
     B                Variable(2)                 $37,720,288.97               November 25, 2027


-----------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.
(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

              As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will be issued with an initial Certificate Principal Balance of $100.00 and will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial Class Certificate Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Classes of Certificates or Components thereof representing the "regular interests" in REMIC II.


                                                                            Class                   Latest Possible
     Designation                    Pass-Through Rate         Certificate Principal Balance        Maturity Date(4)
     -----------                    -----------------         -----------------------------        ----------------
     Class A-1                       6.79% per annum                 $94,376,000.00                December 25, 2027
     Class A-2                       6.79% per annum                 $23,642,000.00                December 25, 2027
     Class A-3                       6.76% per annum                 $53,814,000.00                December 25, 2027
     Class A-4                       6.91% per annum                 $33,083,000.00                December 25, 2027
     Class A-5                       7.24% per annum                 $28,951,000.00                December 25, 2027
     Class A-6                       6.82% per annum                 $30,176,000.00                December 25, 2027
     Component S-1(1)                  Variable(2)                         N/A(3)                  December 25, 2027
     Component S-2(1)                  Variable(2)                         N/A(3)                  December 25, 2027
     Component S-3(1)                  Variable(2)                         N/A(3)                  December 25, 2027
     Component S-4(1)                  Variable(2)                         N/A(3)                  December 25, 2027
     Component S-5(1)                  Variable(2)                         N/A(3)                  December 25, 2027
     Component S-6(1)                  Variable(2)                         N/A(3)                  December 25, 2027
     Class B-1                       7.00% per annum                 $12,824,000.00                December 25, 2027
     Class B-2                       7.00% per annum                  $7,544,000.00                December 25, 2027
     Class B-3                       7.00% per annum                  $5,281,000.00                December 25, 2027
     Class B-4                       7.00% per annum                  $5,885,000.00                December 25, 2027
     Class B-5                       7.00% per annum                  $3,168,000.00                December 25, 2027
     Class B-6                       7.00% per annum                  $3,018,288.97                December 25, 2027
     Component S-B(1)                  Variable(2)                         N/A(3)                  December 25, 2027

----------------------------

(1) Constitutes a separate "regular interest" in REMIC II represented by the Class XS Certificates.

(2) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3) Component S-1, Component S-2, Component S-3, Component S-4, Component S-5, Component S-6 and Component S-B will not have stated amounts. Rather each will accrue interest as provided herein on a Component Notional Amount equal to: (i) in the case of Component S-1, the Uncertificated Balance of REMIC I Regular Interest LTA-1 outstanding from time to time; (ii) in the case of Component S-2, the Uncertificated Balance of REMIC I Regular Interest LTA-2 outstanding from time to time; (iii) in the case of Component S-3, the Uncertificated Balance of REMIC I Regular Interest LTA-3 outstanding from time to time; (iv) in the case of Component S-4, the Uncertificated Balance of REMIC I Regular Interest LTA-4 outstanding from time to time; (v) in the case of Component S-5, the Uncertificated Balance of REMIC I Regular Interest LTA-5 outstanding from time to time;
      (vi) in the case of Component S-6, the Uncertificated Balance of REMIC I Regular Interest LTA-6 outstanding from time to time; and (vii) in the case of Component S-B, the Uncertificated Balance of REMIC I Regular Interest B outstanding from time to time.

(4) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loans with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates evidencing a "regular interest" in REMIC II.


              As of the Cut-off Date, the Original Mortgage Loans had an aggregate Scheduled Principal Balance equal to $301,762,488.97.

              As of the Closing Date, the REMIC I Regular Interests have an aggregate Uncertificated Balance equal to $301,762,388.97.

              In consideration of the mutual agreements herein contained, the Depositor, each of the Master Servicers and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

              SECTION 1.01. Defined Terms.

              Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

              "Adjusted Delinquent Stated Principal Balance": With respect any Distribution Date and the Mortgage Loans serviced by either Master Servicer, the sum of (1) 7.55% of the aggregate Stated Principal Balance of the related Mortgage Loans delinquent 30-59 days (as set forth on the statement provided pursuant to Section 4.02(vii)), (2) 15.10% of the aggregate Stated Principal Balance of the related Mortgage Loans delinquent 60-89 days (as set forth on the statement provided pursuant to Section 4.02(vii)), (3) 30.20% of the sum, without duplication, of (a) the aggregate Stated Principal Balance of the related Mortgage Loans delinquent 90 or more days (as set forth on the statement provided pursuant to Section 4.02(vii)), (b) the aggregate Stated Principal Balance of the related Mortgage Loans as to which foreclosure proceedings have been commenced (as set forth on the statement provided pursuant to Section 4.02(vii)) and (c) the aggregate Stated Principal Balance of related REO Properties (as set forth on the statement provided pursuant to Section 4.02(ix)) and (4) 100.00% of related Cumulative Realized Losses.

              "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

              "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

              "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

              "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to
Section 3.23, (c) the aggregate of any amounts deposited in the Distribution Account by the Master Servicers in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24, (d) the aggregate of any P&I Advances made by the Master Servicers for such Distribution Date pursuant to
Section 4.03, (e) the aggregate of any advances made by the Trustee for such Distribution Date pursuant to Section 7.02 and (f) with respect to the initial Distribution, the Initial Deposit, reduced (to not less than zero) by (2) the sum of (x) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, either Master Servicer, the Trustee, either Originator, the Seller or any Sub-Servicer pursuant to Section 3.11(a) or Section 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) Stayed Funds, (vi) the Trustee Fee payable from the Distribution Account pursuant to Section 8.05, (vii) amounts deposited in the Collection Account or the Distribution Account in error and
(viii) the amount of any prepayment charges collected by the related Master Servicer in connection with the Principal Prepayment of any of the Mortgage Loans, and (y) amounts reimbursable to the Trustee for an advance made pursuant to Section 7.02(b), which advance the Trustee has determined to be nonrecoverable from the Stayed Funds in respect of which it was made.

              "Bankruptcy Amount": As of any date of determination, an amount equal to the excess, if any, of (A) $100,000, over (B) the aggregate amount of Bankruptcy Losses allocated to the Subordinate Certificates in accordance with
Section 4.04.

              "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

              "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

              "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee. Initially, the Book-Entry Certificates will be the Class A Certificates of each Class.

              "Book-Entry Custodian": The Custodian appointed pursuant to
Section 5.01.

              "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California or the State of New York, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

              "Certificate": Any one of the Asset-Backed Certificates, Series 1997-LB6, issued under this Agreement.

              "Certificate Factor": With respect to any Class of Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to eight places, the numerator of which is the aggregate Certificate Principal Balance or Notional Amount of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses and Extraordinary Trust Fund Expenses in reduction of the Certificate Principal Balance or Notional Amount of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance or Notional Amount of such Class of Certificates as of the Closing Date.

              "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or either Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee may conclusively rely upon a certificate of the Depositor or either Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

              "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

              "Certificate Principal Balance": With respect to any Certificate, other than a Class XS Certificate, as of any date of determination, the Certificate Principal Balance of such Certifi cate on the Distribution Date immediately prior to such date of determination, reduced by the aggregate of (a) all distributions of principal made thereon on such immediately prior Distribution Date and (b) without duplication of amounts described in clause (a) above, reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations thereto of Realized Losses on the Mortgage Loans and Extraordinary Trust Fund Expenses on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the initial Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). The Class XS Certificates shall not have a Certificate Principal Balance and shall not be entitled to any distributions of principal.

              "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

              "Class": Collectively, all of the Certificates bearing the same class designation.

              "Class A Certificate": Any Class A-1 Certificate, Class A-2 Certificate, Class A-3 Certificate, Class A-4 Certificate, Class A-5 Certificate or Class A-6 Certificate.

              "Class A-1 Certificate": Any one of the Class A-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class A-2 Certificate": Any one of the Class A-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class A-3 Certificate": Any one of the Class A-3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class A-4 Certificate": Any one of the Class A-4 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class A-5 Certificate": Any one of the Class A-5 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class A-6 Certificate": Any one of the Class A-6 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class B Percentage": Any of the Class B-1 Percentage, the Class B-2 Percentage, the Class B-3 Percentage, the Class B-4 Percentage, the Class B-5 Percentage or the Class B-6 Percentage.

              "Class B-1 Certificate": Any one of the Class B-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-8 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class B-1 Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the excess, if any, of the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date over the aggregate amount, if any, payable to the Holders of the Class B-1 Certificates on such date pursuant to
Section 4.01(b)(ii)(Z), and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus
(ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

              "Class B-2 Certificate": Any one of the Class B-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-9 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class B-2 Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the excess, if any, of the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date over the aggregate amount, if any, payable to the Holders of the Class B-2 Certificates on such date pursuant to
Section 4.01(b)(ii)(Z), and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus
(ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

              "Class B-3 Certificate": Any one of the Class B-3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-10 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class B-3 Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the excess, if any, of the aggregate

Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date over the aggregate amount, if any, payable to the Holders of the Class B-3 Certificates on such date pursuant to Section 4.01(b)(ii)(Z), and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus (ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

              "Class B-4 Certificate": Any one of the Class B-4 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-11 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class B-4 Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the excess, if any, of the aggregate Certificate Principal Balance of the Class B-4 Certificates immediately prior to such date over the aggregate amount, if any, payable to the Holders of the Class B-4 Certificates on such date pursuant to
Section 4.01(b)(ii)(Z), and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus
(ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

              "Class B-5 Certificate": Any one of the Class B-5 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-12 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class B-5 Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the excess, if any, of the aggregate Certificate Principal Balance of the Class B-5 Certificates immediately prior to such date over the aggregate amount, if any, payable to the Holders of the Class B-5 Certificates on such date pursuant to
Section 4.01(b)(ii)(Z), and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus
(ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

              "Class B-6 Certificate": Any one of the Class B-6 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-13 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

              "Class B-6 Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-6 Certificates immediately prior to such date and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus

(ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

              "Class R-I Certificate": Any one of the Class R-I Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-14 and evidencing the Residual Interest in REMIC I for purposes of the REMIC Provisions.

              "Class R-II Certificate": Any one of the Class R-II Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-15 and evidencing the Residual Interest in REMIC II for purposes of the REMIC Provisions.

              "Class XS Certificate": Any one of the Class XS Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-7 and evidencing seven separate Regular Interests in REMIC II for purposes of the REMIC Provisions. The Class XS Certificates shall not have a Certificate Principal Balance and shall not be entitled to any distributions of principal.

              "Closing Date": November 25, 1997.

              "Code": The Internal Revenue Code of 1986.

              "Collection Account": The account or accounts created and maintained by each Master Servicer pursuant to Section 3.10(a), which shall be entitled, as appropriate, "Ameriquest Mortgage Company, as Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1997-LB6" or "Long Beach Mortgage Company, as Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1997-LB6." The Collection Account must be an Eligible Account.

              "Commission": The Securities and Exchange Commission.

              "Component": Any of the seven components of the partial beneficial ownership interest evidenced by the Class XS Certificates in the Trust Fund, designated as "Component S-1," "Component S-2," "Component S-3," "Component S-4," "Component S-5," "Component S-6" and "Component S-B," respectively, each such component constituting a separate "regular interest" in REMIC II.

              "Component Notional Amount": The hypothetical or notional principal amount on which any of the Components accrues interest equal to: (1) in the case of Component S-1, the Uncertificated Balance of REMIC I Regular Interest LTA-1 outstanding from time to time; (2) in the case of Component S-2, the Uncertificated Balance of REMIC I Regular Interest LTA-2 outstanding from time to time; (3) in the case of Component S-3, the Uncertificated Balance of REMIC I Regular Interest LTA-3 outstanding from time to time; (4) in the case of Component S- 4, the Uncertificated Balance of REMIC I Regular Interest LTA-4 outstanding from time to time; (5) in the case of Component S-5, the Uncertificated Balance of REMIC I Regular Interest LTA-5 outstanding from time to time; (6) in the case of Component S-6, the Uncertificated Balance of REMIC I Regular Interest LTA-6 outstanding from time to time; and (7) in the case of Component S-B, the Uncertificated Balance of REMIC I Regular Interest B outstanding from time to time.

              "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and each Master Servicer.

              "Cumulative Realized Losses": As of any date of determination with respect to each Master Servicer, the aggregate amount of Realized Losses with respect to the Mortgage Loans serviced by such Master Servicer since the Cut-off Date.

              "Custodial Agreement": An agreement that may be entered into among the Depositor, each Master Servicer, the Trustee and a Custodian in the form of Exhibit H annexed hereto or an agreement assigned to the Trustee with respect to the Mortgage Loans.

              "Custodian": A Custodian, which shall not be the Originators, the Depositor, the Master Servicers, the Seller or any affiliate of any of them, appointed pursuant to a Custodial Agreement.

              "Cut-off Date": With respect to each Original Mortgage Loan, November 1, 1997. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

              "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

              "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

              "Definitive Certificates": As defined in Section 5.01(b).

              "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

              "Depositor": Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation, or its successor in interest.

              "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

              "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated F-1 by Fitch (if rated by Fitch) and A-1 by S&P (or comparable ratings if Fitch and S&P are not the Rating Agencies).

              "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

              "Determination Date": With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

              "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I, other than through an Independent Contractor; provided, however, that the Trustee (or the related Master Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the related Master Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

              "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization

(other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause either REMIC I or REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

              "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b) which shall be entitled "Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1997-LB6." The Distribution Account must be an Eligible Account.

              "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in December 1997.

              "Due Date": With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

              "Due Period": With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the related Due Date.

              "Effective Pass-Through Rate": With respect to the Class XS Certificates for any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the respective Pass-Through Rates for the nine Components of such Class of Certificates for such Distribution Date, weighted on the basis of the respective Component Notional Amounts of such Components outstanding immediately prior to such Distribution Date.

              "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which are rated F-1 by Fitch (if rated by Fitch) and A-1 by S&P (or comparable ratings if Fitch and S&P are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

              "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

              "Estate in Real Property": A fee simple estate in a parcel of land.

              "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

              "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

              "Excess Loss": Any Excess Bankruptcy Loss, Excess Special Hazard Loss, Excess Fraud Loss or Extraordinary Loss.

              "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

              "Extraordinary Loss": Any Realized Loss or portion thereof caused by or resulting from:

              (i) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

              (ii) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack by any government or sovereign power, DE JURE or DE FACTO, or by any authority maintaining or using military, naval or air forces, or by military, naval or air forces, or by an agent of any such government, power, authority or forces;

              (iii) any weapon of war employing atomic fission or radioactive forces whether in time of peace or war, and

              (iv) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transactions or trade.

              "Extraordinary Trust Fund Expenses": Any amounts reimbursable to the Master Servicer or the Depositor pursuant to Section 6.03, any amounts payable from the Distribution Account in respect of taxes pursuant to Section 10.01(g)(iii), any amounts reimbursable to the Trustee from the Trust Fund pursuant to Section 8.05 and any other costs, expenses, liabilities and losses borne by the Trust Fund (exclusive of any cost, expense, liability or loss that is specific to a particular Mortgage Loan or REO Property and is taken into account in calculating a Realized Loss in respect thereof) for which the Trust Fund has not and, in the reasonable good faith judgment of the Trustee, shall not, obtain reimbursement or indemnification from any other Person.

              "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

              "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

              "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by either Originator, the Seller, the Depositor or either Master Servicer pursuant to or as contemplated by Section 2.03, Section 3.16(c) or
Section 9.01), a determination made by the related Master Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Master Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. Each Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

              "Fitch": Fitch Investors Service, L.P. or its successor in interest.

              "FNMA": Federal National Mortgage Association or any successor thereto.

              "Fraud Loss": Any Realized Loss or portion thereof sustained by reason of a default arising from intentional fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan.

              "Fraud Loss Amount": As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date, 3.00% of the aggregate Stated Principal Balance of the Original Mortgage Loans as of the Cut-off Date (initially $9,052,875) minus the aggregate amount of Fraud Losses allocated solely to the Subordinate Certificates in accordance with Section 4.04 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to the Subordinate Certificates in accordance with Section 4.04 since the most recent anniversary of the Cut-off Date up to such date of determination and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to
(1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

              "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, each Master Servicer, each Originator and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, either Originator, either Master Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, either Originator, either Master Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, either Originator, either Master Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or either Master Servicer or any Affiliate thereof, as the case may be.

              "Independent Contractor": Either (i) any Person (other than the Master Servicers) that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including either Master Servicer) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

              "Initial Deposit": $2,016.41 in cash to be deposited by the Depositor with the Trustee on or before the Closing Date, which represents with respect to each Mortgage Loan having a first Monthly Payment due in January 1998, interest accrued at the Net Mortgage Rate for each such Mortgage Loan for the initial Interest Accrual Period.

              "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the related Master Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

              "Interest Accrual Period": With respect to any Distribution Date, the one-month period ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

              "Interest Distribution Amount": With respect to any Class of Certificates (other than the Class XS Certificates) for any Distribution Date, an amount equal to one month's interest accrued during the most recently ended Interest Accrual Period at the applicable Pass-Through

Rate on the Certificate Principal Balance, thereof immediately prior to such Distribution Date. With respect to the Class XS Certificates for any Distribution Date, the aggregate of the following amounts accrued during the most recently ended Interest Accrual Period: (i) one month's interest at the Pass-Through Rate applicable to Component S-1 for such Distribution Date, accrued on the Component Notional Amount for such Component for such Distribution Date, (ii) one month's interest at the Pass-Through Rate applicable to Component S-2 for such Distribution Date, accrued on the Component Notional Amount for such Component for such Distribution Date, (iii) one month's interest at the Pass-Through Rate applicable to Component S-3 for such Distribution Date, accrued on the Component Notional Amount for such Component for such Distribution Date, (iv) one month's interest at the Pass-Through Rate applicable to Component S-4 for such Distribution Date, accrued on the Component Notional Amount for such Component for such Distribution Date, (v) one month's interest at the Pass-Through Rate applicable to Component S-5 for such Distribution Date, accrued on the Component Notional Amount for such Component for such Distribution Date, (vi) one month's interest at the Pass-Through Rate applicable to Component S-6 for such Distribution Date, accrued on the Component Notional Amount for such Component for such Distribution Date and (vii) one month's interest at the Pass-Through Rate applicable to Component S-B for such Distribution Date, accrued on the Component Notional Amount for such Component for such Distribution Date. The Interest Distribution Amount for any Class of Certificates (a) will also include, in the case of any Distribution Date subsequent to the initial Distribution Date, the excess, if any, of the Interest Distribution Amount in respect of such Certificates for the immediately preceding Distribution Date, over the aggregate distributions of interest made in respect of such Certificates pursuant to Section 4.01(a) on such immediately preceding Distribution Date, and (b) will be reduced, in the case of any Distribution Date, by the amount any Prepayment Interest Shortfalls (to the extent not covered by payments by either Master Servicer pursuant to Section 3.24) and Relief Act Interest Shortfalls that were allocated to such Certificates on such Distribution Date pursuant to Section 1.02. The Interest Distribution Amount for any Class of Certificates will be based on a 360 day year consisting of twelve 30 day months.

              "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

              "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from REMIC I by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from REMIC I by reason of its being purchased pursuant to
Section 9.01.

              "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the applicable Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

              "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

              "Lockout Certificates": The Class A-6 Certificates.

              "Lockout Certificate Percentage": For each Distribution Date, the percentage equal to the aggregate Certificate Principal Balance of the Class A-6 Certificates divided by the sum of the aggregate Certificate Principal Balances of the Class A Certificates.

              "Lockout Distribution Percentage": With respect to any Distribution Date, the percentage indicated below:

     Distribution Date                  Lockout Distribution Percentage
----------------------------     -----------------------------------------------
December 1997 through            0%
November 2000

December 2000 through            45% of the Lockout Certificate Percentage
November 2002

December 2002 through            80% of the Lockout Certificate Percentage
November 2003

December 2003 through            100% of the Lockout Certificate Percentage
November 2004

December 2004 and thereafter     the lesser of (x) 300% of the Lockout
                                 Certificate Percentage and (y) 100%


Notwithstanding the foregoing, if the Certificate Principal Balances of the Class A Certificates (other than the Lockout Certificates) have been reduced to zero, the Lockout Distribution Percentage will be equal to 100%.

              "Master Servicers": Ameriquest Mortgage Company ("Ameriquest") or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder with respect to the Mortgage Loans sold by it in its capacity as Originator to the Seller pursuant to the Mortgage Loan Purchase Agreement, and Long Beach Mortgage Company ("Long Beach") or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder with respect to the Mortgage Loans sold by it in its capacity as Originator to the Seller pursuant to the Mortgage Loan Purchase Agreement. References to "related Master Servicer," "applicable Master Servicer" and similar terms shall mean the Master Servicer only with respect to the Mortgage Loans so sold by it.

              "Master Servicer Event of Default": One or more of the events described in Section 7.01.

              "Master Servicer Remittance Date": With respect to any Distribution Date, 3:00 p.m. New York time on the 18th day of the calendar month in which such Distribution Date occurs or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day; provided, however, that if such immediately preceding Business Day is the Determination Date, the Master Servicer Remittance Date shall be the next succeeding Business Day.

              "Master Servicer Termination Test": With respect to either Master Servicer, the Master Servicer Termination Test will be failed: (i) with respect to a Distribution Date occurring between the Cut-off Date and the fifth anniversary of the Cut-off Date if on such Distribution Date the related Adjusted Delinquent Stated Principal Balance exceeds 6.250 % of the aggregate Stated Principal Balance of the related Mortgage Loans as of the Cut-off Date or
(ii) with respect to a Distribution Date occurring after the fifth anniversary of the Cut-off Date through the tenth anniversary of the Cut-off Date if on such Distribution Date the related Adjusted Delinquent Stated Principal Balance exceeds 9.375% of the aggregate Stated Principal Balance of the related Mortgage Loans as of the Cut-off Date.

              "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Master Servicer pursuant to Section 3.07; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

              "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

              "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

              "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of REMIC I, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

              "Mortgage Loan Purchase Agreement": The agreement among the Depositor, the Seller and each Originator, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor, substantially in the form of Exhibit D annexed hereto.

              "Mortgage Loan Remittance Rate": With respect to any Mortgage Loan or REO Property, as of any date of determination, the then applicable Net Mortgage Rate in respect thereof plus the Trustee's Fee Rate.

              "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I on such date, attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

              (i)    the related Originator's Mortgage Loan identifying number;

              (ii)   the Mortgagor's name;

              (iii) the street address of the Mortgaged Property including the state and zip code;

              (iv) a code indicating whether the Mortgaged Property is owner-occupied;

              (v) the type of Residential Dwelling constituting the Mortgaged Property;

              (vi)   the original months to maturity;

              (vii)  the Loan-to-Value Ratio at origination;

              (viii) the Mortgage Rate in effect immediately following the
                     Cut-off Date;

              (ix) the date on which the first Monthly Payment was due on the Mortgage Loan;

              (x)    the stated maturity date;

              (xi) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

              (xii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

              (xiii) the original principal amount of the Mortgage Loan;

              (xiv) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

              (xv) a code indicating the purpose of the Mortgage Loan (I.E., purchase financing, rate/term refinancing, cash-out refinancing);

              (xvi)  the Mortgage Rate at origination;

              (xvii) a code indicating the documentation program (I.E., Full
                     Documentation, Fast Trac, QuickCredit, QuickCredit Fast Trac, Stated Income, INSTA Credit, INSTA Credit Fast Trac);

              (xviii) the risk grade;

              (xix)  the Value of the Mortgaged Property; and

              (xx)   the sale price of the Mortgaged Property, if applicable.

              The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

              "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

              "Mortgage Pool": The pool of Mortgage Loans, identified on
Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

              "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, without regard to any reduction thereof as a result of a Debt Service Reduction or operation of the Relief Act.

              "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

              "Mortgagor": The obligor on a Mortgage Note.

              "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable

Mortgage Rate for such Mortgage Loan minus the sum of the Servicing Fee Rate and the Trustee's Fee Rate.

              "New Lease": Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed or extended on behalf of REMIC I, if REMIC I has the right to renegotiate the terms of such lease.

              "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Master Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

              "Non-United States Person": Any Person other than a United States Person.

              "Notional Amount": With respect to the Class XS Certificates and any Distribution Date, the aggregate of the Component Notional Amounts for such Distribution Date.

              "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of either Originator, the Seller or the Depositor, as applicable; with respect to either Master Servicer, any officer who is authorized to act for such Master Servicer in matters relating to this Agreement, and whose action is binding upon such Master Servicer, initially including those individuals whose names appear on the list of authorized officers delivered at the closing.

              "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or either Master Servicer acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of either REMIC I or REMIC II as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

              "Original Mortgage Loan": Any of the Mortgage Loans included in REMIC I as of the Closing Date.

              "Originators": Ameriquest Mortgage Company, or its successor in interest, in its capacity as originator under the Mortgage Loan Purchase Agreement, and Long Beach Mortgage Company, or its successor in interest, in its capacity as originator under the Mortgage Loan Purchase Agreement.

              "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

              "Pass-Through Rate": With respect to:

              (i) Component S-1, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LTA-1 for such Distribution Date, over 6.79% per annum;

              (ii) Component S-2, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LTA-2 for such Distribution Date, over 6.79% per annum;

              (iii) Component S-3, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LTA-3 for such Distribution Date, over 6.76% per annum;

              (iv) Component S-4, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LTA-4 for such Distribution Date, over 6.91% per annum;

              (v) Component S-5, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LTA-5 for such Distribution Date, over 7.24% per annum;

              (vi) Component S-6, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest LTA-6 for such Distribution Date, over 6.82% per annum;

              (vii) Component S-B, for any Distribution Date, the excess, if any, of the REMIC I Remittance Rate for REMIC I Regular Interest B for such Distribution Date, over 7.00% per annum;

              (viii) the Class A-1 Certificates, for any Distribution Date, a
                     fixed rate equal to 6.79% per annum;

              (ix) the Class A-2 Certificates, for any Distribution Date, a fixed rate equal to 6.79% per annum;

              (x) the Class A-3 Certificates, for any Distribution Date, a fixed rate equal to 6.76% per annum;

              (xi) the Class A-4 Certificates, for any Distribution Date, a fixed rate equal to 6.91% per annum;

              (xii) the Class A-5 Certificates, for any Distribution Date, a fixed rate equal to 7.24% per annum;

              (xiii) the Class A-6 Certificates, for any Distribution Date, a
                     fixed rate equal to 6.82% per annum;

              (xiv) the Class B-1 Certificates, for any Distribution Date, a fixed rate equal to 7.00% per annum;

              (xv) the Class B-2 Certificates, for any Distribution Date, a fixed rate equal to 7.00% per annum;

              (xvi) the Class B-3 Certificates, for any Distribution Date, a fixed rate equal to 7.00% per annum;

              (xvii) the Class B-4 Certificates, for any Distribution Date, a
                     fixed rate equal to 7.00% per annum;

              (xviii) the Class B-5 Certificates, for any Distribution Date, a
                      fixed rate equal to 7.00% per annum;

              (xix) the Class B-6 Certificates, for any Distribution Date, a fixed rate equal to 7.00% per annum;

              (xx) the Class R-I Certificates, for the first Distribution Date, a fixed rate equal to 7.00% per annum; and

              (xxi) the Class R-II Certificates, for the first Distribution Date, a fixed rate equal to 6.79% per annum.

              "Percentage Interest": With respect to any Class of Certificates, the portion of the respective Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance or Notional Amount represented by such Certificate, and the denominator of which is the initial aggregate Certificate Principal Balance or Notional Amount of all of the Certificates of such Class. The Book-Entry Certificates are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $10,000 and integral multiples of $1.00 in excess thereof. The Class XS Certificates and the Subordinate Certificates are issuable only in Percentage Interests corresponding to the initial Certificate Principal Balances or Notional Amounts of $10,000 and integral multiples of $1,000 in excess thereof; provided, however, that a single Certificate of each such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Certificate Principal Balance or Notional Amount of such Class or to an otherwise authorized denomination for such Class plus such remainder. The Class R-I Certificates and Class R-II Certificates are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $20 and integral multiples thereof.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, either Master Servicer, the Trustee or any of their respective Affiliates:

                           (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                           (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than

         365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by, any Depository Institution;

                           (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                           (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                           (v) commercial paper (including both
         non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating category at the time of such investment;

                           (vi) units of money market funds (including money market funds advised by the Trustee) that have been rated "AAA" by Fitch (if rated by Fitch) and "AAA" by S&P; and

                           (viii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Senior Certificates;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

              "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

              "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

              "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the Master Servicer in respect of any Distribution Date pursuant to Section 4.03.

              "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA and Section 4975 of the Code.

              "Prepayment Assumption": A 100% Prepayment Vector. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A 100% Prepayment Vector assumes that the outstanding balance of a pool of mortgage loans prepays at a rate of 5.00% CPR in the first month of the life of such pool, such rate increasing by an additional approximate 1.36% CPR (precisely 15/11, expressed as a percentage) each month thereafter through the eleventh month of the life of such pool, and such rate thereafter remaining at 20% CPR for the remainder of the life of such pool. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

              "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the related Master Servicer to reduce the outstanding principal balance of such loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period. The obligations of each Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

              "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

              "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any prepayment charge that may have been collected by the related Master Servicer in connection with such payment of principal) representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

              "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01, and as confirmed by an Officers' Certificate from the related Master Servicer to the Trustee, an amount equal to the sum of: (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Loan Remittance Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Master Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Loan Remittance Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, minus the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01; (iii) any unreimbursed Servicing Advances and P&I Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property; (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Sections 3.11(a)(ix) and Section 3.16(b); and
(v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the related Master Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

              "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) [reserved], (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (v) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (vi) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vii) have a risk grading determined by the Originator at least equal to the risk grading assigned on the Deleted Mortgage Loan and (viii) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the Net Mortgage Rates described in clause (iii) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (iv) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (vi) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (viii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

              "Rating Agency or Rating Agencies": S&P and Fitch or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and each Master Servicer.

              "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus
(ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the related Master Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

              With respect to any REO Property as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus
(v) the aggregate of all P&I Advances made by the related Master Servicer in respect of such REO Property or the related Mortgage Loan for which such Master Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

              With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

              With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

              "Record Date": With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

              "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

              "Regular Certificate": Any Senior or Subordinate Certificate.

              "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

              "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

              "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

              "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

              "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interests created thereby and excluding Section 17 thereof); and (v) the Collection Accounts, the Distribution Account and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date.

              "REMIC I Regular Interest": Any of the seven separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest B": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest at the REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary statement hereto.

              "REMIC I Regular Interest LTA-1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest at the REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary statement hereto.

              "REMIC I Regular Interest LTA-2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest at the REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary statement hereto.

              "REMIC I Regular Interest LTA-3": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest at the REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary statement hereto.

              "REMIC I Regular Interest LTA-4": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest at the REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary statement hereto.

              "REMIC I Regular Interest LTA-5": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest at the REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary statement hereto.


              "REMIC I Regular Interest LTA-6": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I which shall accrue interest at the REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary statement hereto.

              "REMIC I Remittance Rate": With respect to any REMIC I Regular Interest, the weighted average of the Net Mortgage Rates on the Mortgage Loans.

              "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the REMIC II Certificateholders pursuant to Section 2.07, with respect to which a separate REMIC election is to be made.

              "REMIC II Certificate": Any Regular Certificate or Class R-II Certificate.

              "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

              "Remittance Report": A report in form and substance that would be acceptable to FNMA on a magnetic disk or tape prepared by the Master Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trustee and the Master Servicer.

              "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

              "REO Account": The account or accounts maintained by the related Master Servicer in respect of an REO Property pursuant to Section 3.23.

              "REO Disposition": The sale or other disposition of an REO Property on behalf of REMIC I.

              "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month's interest at the applicable Mortgage Loan Remittance Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Distribution Date in such calendar month.

              "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the related Master Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

              "REO Property": A Mortgaged Property acquired by the related Master Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

              "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

              "Residential Dwelling": Any one of the following: (i) an attached or detached one-family dwelling, (ii) a detached two- to four-family dwelling,
(iii) a one-family dwelling unit in a FNMA eligible condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

              "Residual Certificate": Any one of the Class R-I or Class R-II Certificates.

              "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

              "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

              "Scheduled Principal Balance": With respect to any Mortgage Loan:
(a) as of the Cut-off Date, the outstanding principal balance of such Mortgage Loan as of such date, net of the principal portion of all unpaid Monthly Payments, if any, due on or before such date; (b) as of any Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum of (i) the principal portion of each Monthly Payment due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and
(iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of REMIC I up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO Principal Amortization, if any, in respect of such REO Property for all previously ended calendar months; and (b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.

              "Seller": Salomon Brothers Realty Corp. or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

              "Senior Certificate": Any Class A-1 Certificate, Class A-2 Certificate, Class A-3 Certificate, Class A-4 Certificate, Class A-5 Certificate, Class A-6 Certificate or Class XS Certificate.

              "Senior Interest Distribution Amount": For any Distribution Date, the aggregate of the Interest Distribution Amounts for the Senior Certificates of each Class.

              "Senior Percentage": With respect to any Distribution Date, the lesser of (a) 100% and (b) a fraction, expressed as a percentage, the numerator of which is the excess, if any, of the aggregate Certificate Principal Balance of the Class A Certificates and Residual Certificates for such Distribution Date over the aggregate amount, if any, payable to the Holders of the Class A Certificates and the Residual Certificates on such date pursuant to clause (d) of the definition of "Senior Principal Distribution Amount," and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus (ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

              "Senior Prepayment Percentage": With respect to any Distribution Date within the range indicated below, the percentage as indicated below:



          Distribution Date                         Senior Prepayment Percentage
-------------------------------------   --------------------------------------------------
December 1997 through November 2002      100%

December 2002 through November 2003      Senior Percentage, plus 70% of the Subordinate
                                         Percentage

December 2003 through November 2004      Senior Percentage, plus 60% of the Subordinate
                                         Percentage

December 2004 through November 2005      Senior Percentage, plus 40% of the Subordinate
                                         Percentage

December 2005 through November 2006      Senior Percentage, plus 20% of the Subordinate
                                         Percentage

December 2006 and thereafter             Senior Percentage;

provided, however, no reduction to the Senior Prepayment Percentage described above shall be made as of any Distribution Date unless (i) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including REO Properties and Mortgage Loans in foreclosure) averaged over the last six months does not exceed 50% of the sum of the then current Certificate Principal Balances of the Subordinate Certificates and (ii) Realized Losses on the Mortgage Loans to date are less than the then applicable Trigger Amount. The "Trigger Amount" for any Distribution Date occurring after the first five years will be as follows: for any Distribution Date during the sixth year after the Closing Date, 30% of the initial sum of the Certificate Principal Balances of the Subordinate Certificates; for any Distribution Date during the seventh year after the Closing Date, 40% of the initial sum of the Certificate Principal Balances of the Subordinate Certificates; for any Distribution Date during the eighth year after the Closing Date, 45% of the initial sum of the Certificate Principal Balances of the Subordinate Certificates; and for any Distribution Date during the ninth year after the Closing Date, 50% of the initial sum of the Certificate Principal Balances of the Subordinate Certificates. Notwithstanding the foregoing, upon a reduction of the Certificate Principal Balances of the Senior Certificates to zero, the Senior Prepayment Percentage will equal 0%. In addition, on any Distribution Date on which the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage shall be 100%.

              "Senior Principal Distribution Amount": For any Distribution Date, an amount equal to the sum of:

              (a) the product of (x) the then-applicable Senior Percentage and
       (y) the sum of the following:

                           (i) the aggregate of the principal portions of all
                  Monthly Payments due during the related Due Period in respect of the Mortgage Loans whether or not received;

                           (ii) the principal portion of all Insurance Proceeds
                  and Liquidation Proceeds (other than amounts described in clause (c) below) received in respect of the Mortgage Loans during the related Prepayment Period (other than any such Mortgage Loan that was purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section
                  9.01 during the related Prepayment Period), net of any portion thereof that represents a recovery of principal for which an advance was made by either Master Servicer pursuant to Section
                  4.03 in respect of a preceding Distribution Date;

                           (iii) the Stated Principal Balance (calculated
                  immediately prior to such Distribution Date) of each Mortgage Loan that was purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01 during the related Prepayment Period;

                           (iv) all REO Principal Amortization collected in
                  respect of any REO Property during the related Prepayment Period; and

                           (v) in connection with the substitution of one or
                  more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to Section 2.03 during the related Prepayment Period, the excess, if any, of (A) the aggregate of the Stated Principal Balances (calculated as of the respective dates of substitution) of such Deleted Mortgage Loans, net of the aggregate of the principal portions of the Monthly Payments due during the related Prepayment Period (to the extent received from the related Mortgagor or advanced by either Master Servicer and distributed pursuant to Section
                  4.01 on the Distribution Date in the related Prepayment Period) in respect of each such Deleted Mortgage Loan that was replaced prior to the Distribution Date in the related Prepayment Period, over (B) the Stated Principal Balances (calculated as of the respective dates of substitution) of such Qualified Substitute Mortgage Loans;

                  (b) the product of (x) the then-applicable Senior Prepayment Percentage and (y) all Principal Prepayments received in respect of the Mortgage Loans during the related
         Prepayment Period;

                  (c) with respect to any Mortgage Loan which was the subject of a Final Recovery Determination in the related Prepayment Period, the lesser of (a) the then-applicable Senior Prepayment Percentage of the net Liquidation Proceeds and Insurance Proceeds allocable to principal in respect of such Mortgage Loan, and (b) the then-applicable Senior Percentage of the Scheduled Principal Balance of such Mortgage Loan at the time of such Final Recovery Determination; and

                  (d) in the case of any Distribution Date subsequent to the initial Distribution Date, an amount equal to the excess, if any, of the Senior Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made in respect of the Class A Certificates on such immediately preceding Distribution Date pursuant to Section 4.01 to the extent that any such amounts are not attributable to Realized Losses which were allocated to the Subordinate Certificates pursuant to Section 4.04.

              "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

              "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by either Master Servicer in connection with a default, delinquency or other unanticipated event by such Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, and (iv) the performance of its obligations under Section 3.01, Section 3.09,
Section 3.14, Section 3.16 and Section 3.23. Neither Master Servicer shall be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of such Master Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

              "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

              "Servicing Fee Rate": 0.50% per annum.

              "Servicing Officer": Any employee of either Master Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by such Master Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

              "Single Certificate": With respect to any Class of Certificates (other than the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance or Notional Amount of $1,000. With respect to the Class R-I or Class R-II Certificates, a hypothetical Certificate of such Class evidencing a 20% Percentage Interest in such Class.

              "Special Hazard Amount": Initially, an amount equal to $3,017,625. As of each anniversary of the Cut-off Date, an amount equal to the lesser of (a) the Special Hazard Amount as of the immediately preceding anniversary of the Cut-off Date minus the aggregate amount of Special Hazard Losses allocated solely to the Subordinate Certificates in accordance with Section 4.04 since such immediately preceding anniversary and (b) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the greatest of (i) the product of 1.00% multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of Mortgage Loans secured by Mortgaged Properties located in the same zip code area in the State of California and (iii) twice the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan.

              "Special Hazard Loss": Any Realized Loss or portion thereof not in excess of the lesser of the cost of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property by reason of damage caused by certain hazards (including earthquakes, mudflows, and, to a limited extent, floods) not insured against under the hazard insurance policies or fire or flood insurance policies required to be maintained in respect of such Mortgaged Property pursuant to Section 3.14, or by reason of the application of any co-insurance provision. Special Hazard Losses shall not include any Extraordinary Loss or any of the following:

                  (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin, insects;

                  (ii) smog, smoke, vapor, liquid or dust discharge from agricultural or industrial operations; pollution; contamination;

                  (iii) settling, subsidence, cracking, shrinkage, bulging or expansion of pavements, foundations, walls, floors, roofs or ceilings; and

                  (iv) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss.

              "S&P": Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or its successor in interest.

              "Startup Day": With respect to each of REMIC I and REMIC II, the day designated as such pursuant to Section 10.01(b) hereof.

              "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of
(i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the related Master Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the related Master Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of REMIC I, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the related Master Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

              "Stayed Funds": If either Master Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of a Remittance (as defined in Section 7.02(b)) is prohibited by Section 362 of the federal Bankruptcy Code, funds which are in the custody of such Master Servicer, a trustee in bankruptcy or a federal bankruptcy court and should have been the subject of such Remittance absent such prohibition.

              "Subordinate Certificate": Any Class B-1 Certificate, Class B-2 Certificate, Class B-3 Certificate, Class B-4 Certificate, Class B-5 Certificate or Class B-6 Certificate.

              "Subordinate Percentage": With respect to any Distribution Date, a percentage equal to 100% minus the Senior Percentage for such Distribution Date.

              "Subordinate Prepayment Percentage": With respect to any Distribution Date, a percentage equal to 100% minus the Senior Prepayment Percentage.

              "Subordinate Principal Distribution Amount": For any Distribution Date, an amount equal to the sum of:

              (a) the product of (x) the then-applicable Subordinate Percentage and (y) the sum of the following:

                     (i) the aggregate of the principal portions of all Monthly
              Payments due during the related Due Period in respect of the Mortgage Loans whether or not received;

                     (ii) the principal portion of all Insurance Proceeds and
              Liquidation Proceeds (other than amounts described in clause (c) below) received in respect of the Mortgage Loans during the related Prepayment Period (other than any such Mortgage Loan that was purchased, sold or replaced pursuant to or as contemplated by
              Section 2.03, Section 3.16(c) or Section 9.01 during the related Prepayment Period), net of any portion thereof that represents a recovery of principal for which an advance was made by the Master Servicer pursuant to Section 4.03 in respect of a preceding Distribution Date;

                     (iii) the Stated Principal Balance (calculated immediately prior to such Distribution Date) of each Mortgage Loan that was purchased, sold or replaced pursuant to or as contemplated by
              Section 2.03, Section 3.16(c) or Section 9.01 during the related Prepayment Period;

                     (iv) all REO Principal Amortization collected in respect of any REO Property during the related Prepayment Period; and

                     (v) in connection with the substitution of one or more
              Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to Section 2.03 during the related Prepayment Period, the excess, if any, of (A) the aggregate of the Stated Principal Balances (calculated as of the respective dates of substitution) of such Deleted Mortgage Loans, net of the aggregate of the principal portions of the Monthly Payments due during the related Prepayment Period (to the extent received from the related Mortgagor or advanced by the Master Servicer and distributed pursuant to Section 4.01 on the Distribution Date in the related Prepayment Period) in respect of each such Deleted Mortgage Loan that was replaced prior to the Distribution Date in the related Prepayment Period, over (B) the aggregate of the Stated Principal Balances (calculated as of the respective dates of substitution) of such Qualified Substitute Mortgage Loans;

              (b) the then-applicable Subordinate Prepayment Percentage of all Principal Prepayments received in respect of the Mortgage Loans during the related Prepayment Period;

              (c) with respect to any Mortgage Loans which were the subject of a Final Recovery Determination in the related Prepayment Period, the amount, if any, by which the net Liquidation Proceeds and Insurance Proceeds allocable to principal in respect of such Mortgage Loans exceed the amount distributable to the Class A Certificates pursuant to clause (c) of the definition of "Senior Principal Distribution Amount"; and

              (d) in the case of any Distribution Date subsequent to the initial Distribution Date, an amount equal to the excess, if any, of the Subordinate Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made in respect of the Subordinate Certificates on such immediately preceding Distribution Date pursuant to Section 4.01 to the extent that any such amounts are not attributable to Realized Losses that were allocated to the Subordinate Certificates pursuant to Section 4.04.

              "Sub-Servicer": Any Person with which either Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

              "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the applicable Master Servicer.

              "Sub-Servicing Agreement": The written contract between either Master Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

              "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC I or REMIC II due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

              "Termination Price": As defined in Section 9.01.

              "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

              "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

              "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

              "Trust Fund": Collectively, all of the assets of REMIC I and REMIC II.

              "Trustee": Norwest Bank Minnesota, National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

              "Trustee's Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal one twelfth of the product of (i) the Trustee's Fee Rate, multiplied by (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

              "Trustee's Fee Rate": 0.007% per annum.

              "Uncertificated Balance": The amount of any REMIC I Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated amount. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal deemed to have been made on such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.01 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date as provided in
Section 4.04.

              "Uncertificated Interest": With respect to any REMIC I Regular Interest for any Distribution Date, one month's interest at the related REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest shall be reduced by an amount equal to the portion allocable to such Regular Interest pursuant to Section 1.02 hereof of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date.

              "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

              "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

              "Value": With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC.

              "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, (i) 98% of all of the Voting Rights shall be allocated to the Regular Certificates, other than the Class XS Certificates, in proportion to their then outstanding Certificate Principal Balances, (ii) 1% of all of the Voting Rights shall be allocated to the Class XS Certificates, in proportion to their then outstanding Notional Amounts and (iii) 1% of all of the Voting Rights shall be allocated to the Residual Certificates, in proportion to their Percentage Interests in such Class. All Voting Rights allocated to any Class of Certificates shall be allocated among such Certificates PRO RATA in accordance with the respective Percentage Interests evidenced thereby.

              SECTION 1.02. Allocation of Certain Interest Shortfalls.

              The aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicers pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated among the Certificates and Components, PRO RATA in accordance with, and to the extent of one month's interest at the Pass-Through Rate on the respective Certificate Principal Balance or Component Notional Amount of such Certificate or component immediately prior to such Distribution Date.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

              SECTION 2.01. Conveyance of Mortgage Loans.

              The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement (except Section 17 thereof), and all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received by the Depositor or the Master Servicers on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date). The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

              In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee, or to one or more Custodians as the agent or agents of the Trustee, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

                     (i) the original Mortgage Note, endorsed in the following
              form: "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable pooling and servicing agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                     (ii) the original Mortgage with evidence of recording
              thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                     (iii) an original Assignment of the Mortgage executed in
              the following form: "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable pooling and servicing agreement";

                     (iv) the original recorded Assignment or Assignments of the
              Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                     (v) the original or copies of each assumption,
              modification, written assurance or substitution agreement, if any; and

                     (vi) the original lender's title insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

              The related Master Servicer (in its capacity as Originator) shall promptly (and in no event later than five Business Days following the later of the Closing Date and the date of receipt by such Master Servicer of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to REMIC I or the Trustee, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and (iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the related Master Servicer (in its capacity as Originator) shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

              If any of the documents referred to in Sections 2.01(ii), (iii) or
(iv) above has as of the Closing Date been submitted for recording but either
(x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee, or to the appropriate Custodian on behalf of the Trustee, of a copy of each such document certified by the related Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the related Originator, delivery to the Trustee, or to the appropriate Custodian on behalf of the Trustee, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(vi) above, the Depositor shall deliver or cause to be delivered to the Trustee, or to the appropriate Custodian on behalf of the Trustee, promptly after receipt thereof, the original lender's title insurance policy. The Depositor shall deliver or cause to be delivered to the Trustee, or to the appropriate Custodian on behalf of the Trustee, promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

              All original documents relating to the Mortgage Loans that are not delivered to the Trustee, or to the appropriate Custodian on behalf of the Trustee, are and shall be held by or on behalf of such Originator, the Seller, the Depositor or such Master Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee, or to the appropriate Custodian on behalf of the Trustee. Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the related Master Servicer.

              SECTION 2.02. Acceptance of REMIC I by the Trustee.

              Subject to the provisions of Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01 (other than such documents described in Section 2.01(v)) above and all other assets included in the definition of "REMIC I" under clauses (i), (iii), (iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it, or such Custodian as its agent, holds and will hold such documents and the other documents delivered to it constituting the Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders.

              The Trustee agrees, for the benefit of the Certificateholders, to review (or cause a Custodian on its behalf to review) each Mortgage File on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit C-1 (or cause the Custodian to certify in the form of the Initial Certification attached to the Custodial Agreement) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it or such Custodian and appear regular on their face and relate to such Mortgage Loan,
(iii) based on its or the Custodian's examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (ix), (x), (xiii) and (xvi) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee or such Custodian was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of
Section 2.01.

              Prior to the first anniversary date of this Agreement the Trustee shall deliver to the Depositor and each Master Servicer a final certification in the form annexed hereto as Exhibit C-2 (or shall cause the Custodian to deliver to the Trustee, the Depositor and each Master Servicer a final certification in the form attached to the Custodial Agreement) evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

              If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee or any Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee (or a Custodian on behalf of the Trustee) shall so notify the Depositor and the applicable Master Servicer. In addition, upon the discovery by the Depositor, either Master Servicer or the Trustee of a breach of any of the representations and warranties made by either the Originator or the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

              The Trustee (or a Custodian on behalf of the Trustee) shall, at the written request and expense of any Certificateholder, provide a written report to such Certificateholder of all Mortgage Files released to the related Master Servicer for servicing purposes.

              SECTION 2.03. Repurchase or Substitution of Mortgage Loans by the
                            Originators, the Seller or the Depositor.

              (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by either Originator or the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders (in the case of any such representation or warranty made to the knowledge or the best of knowledge of such Originator or the Seller, as the case may be, as to which such Originator or the Seller, as the case may be, has no knowledge, without regard to such Originator's or the Seller's, as the case may be, lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the Trustee (or a Custodian on behalf of the Trustee) shall promptly notify the related Originator, the Seller and the related Master Servicer of such defect, missing document or breach and request that such Originator or the Seller, as the case may be, deliver such missing document or cure such defect or breach within 90 days from the date such Originator or the Seller, as the case may be, was notified of such missing document, defect or breach, and if such Originator or the Seller, as the case may be, does not deliver such missing document or cure such defect or breach in all material respects during such period, the related Master Servicer (or, in accordance with Section 3.02(b), the Trustee) shall enforce the obligations of such Originator or the Seller, as the case may be, under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from REMIC I at the Purchase Price within 90 days after the date on which such Originator or the Seller, as the case may be, was notified (subject to Section 2.03(e)) of such missing document, defect or breach, if and to the extent that such Originator or the Seller, as the case may be, is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the related Master Servicer of such deposit, shall release to the related Originator or the Seller, as the case may be, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as such Originator or the Seller, as the case may be, shall furnish to it and as shall be necessary to vest in such Originator or the Seller, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the related Originator or the Seller, as the case may be, may cause such Mortgage Loan to be removed from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of the related Originator or the Seller, as the case may be, to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

              (b) Subject to Section 2.03(e), within 90 days of the earlier of discovery by the Depositor or receipt of notice by the Depositor of the breach of any representation or warranty of the Depositor set forth in Section 2.04 with respect to any Mortgage Loan, which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Depositor shall (i) cure such breach in all material respects, (ii) repurchase the Mortgage Loan from REMIC I at the Purchase Price or (iii) remove such Mortgage Loan from REMIC I (in which case it shall become a Deleted Mortgage
Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). If any such breach is a breach of any of the representations and warranties included in
Section 2.04(a)(iv), and the Depositor is unable to cure such breach, the Depositor shall repurchase or substitute the smallest number of Mortgage Loans as shall be required to make such representation or warranty true and correct. The Purchase Price for any repurchased Mortgage Loan shall be delivered to the related Master Servicer for deposit in the Collection Account, and the Trustee, upon receipt of written certification from such Master Servicer of such deposit, shall at the Depositor's direction release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment furnished by the Depositor, in each case without recourse, as the Depositor shall furnish to it and as shall be necessary to vest in the Depositor any Mortgage Loan released pursuant hereto.

              (c) Within 90 days of the earlier of discovery by either Master Servicer or receipt of notice by either Master Servicer of the breach of any representation, warranty or covenant of such Master Servicer set forth in
Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, such Master Servicer shall cure such breach in all material respects.

              (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a), in the case of either Originator or the Seller, or Section 2.03(b), in the case of the Depositor, must be effected prior to the date which is two years after the Startup Day for REMIC I.

              As to any Deleted Mortgage Loan for which either Originator, the Seller or the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by such Originator, the Seller or the Depositor, as the case may be, delivering to the Trustee (or a Custodian on behalf of the Trustee), for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee (or a Custodian on behalf of the Trustee) shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Depositor and the Master Servicers, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Depositor and the related Master Servicer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of REMIC I and will be retained by the Depositor, the related Originator or the Seller, as the case may be. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Depositor, the related Originator or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by either Originator or the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by either Originator or the Seller, all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement, and in the case of a substitution effected by the Depositor, all applicable representations and warranties thereof set forth in Section 2.04, in each case as of the date of substitution.

              For any month in which the Depositor, either Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Master Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Scheduled Principal Balance thereof as of the date of substitution, together with one month's interest on such Scheduled Principal Balance at the applicable Mortgage Loan Remittance Rate. On the date of such substitution, the Depositor, the related Originator or the Seller, as the case may be, will deliver or cause to be delivered to the related Master Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by such Master Servicer of such deposit, shall release to the Depositor, the related Originator or the Seller, as the case may be, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Depositor, the related Originator or the Seller, as the case may be, shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

              In addition, the Depositor, the related Originator or the Seller, as the case may be, shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on either REMIC I or REMIC II, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code, or (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

              (e) Upon discovery by the Depositor, either Originator, the Seller, either Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the related Originator, the Seller or the Depositor shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by (i) the related Originator or the Seller, as the case may be, if the affected Mortgage Loan's status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by such Originator or the Seller under the Mortgage Loan Purchase Agreement, or (ii) the Depositor, if the affected Mortgage Loan's status as a non-qualified mortgage is a breach of any representation or warranty of the Depositor set forth in Section 2.04 or if the status as a non-qualified mortgage is a breach of no representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in Sections 2.03(a), if made by either Originator or the Seller, or 2.03(b), if made by the Depositor. The Trustee shall reconvey to the Depositor, the related Originator or the Seller, as the case may be, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

              SECTION 2.04. Representations and Warranties of the Depositor.

              (a) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date or as of such other date specifically provided herein:

                     (i) The information set forth in the Mortgage Loan Schedule for the Original Mortgage Loans is complete, true and correct in all material respects at the date or dates respecting which such information is furnished;

                     (ii) Except with respect to approximately 1.46% of the
              Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, which were 30 or more but less than 60 days delinquent as of the Cut-off Date, as of the Cut-off Date, the Monthly Payment due under each Original Mortgage Loan is not 30 or more days delinquent in payment and has not been 30 or more days delinquent in payment more than once in the twelve month period prior to the Cut-off Date (assuming that a "rolling" 30 day Delinquency is considered to be delinquent only once);

                     (iii) Each Original Mortgage Loan had an original term to
              maturity of not greater than 30 years; each Original Mortgage Loan is a fixed-rate, fully amortizing mortgage loan with payments due on the first day of each month;

                     (iv) (A) no more than approximately 33.77%, approximately
              7.17%, approximately 4.53%, approximately 3.99%, approximately 3.76%, approximately 3.60% and approximately 3.14% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, will be secured by Mortgaged Properties located in California, Florida, Pennsylvania, New York, Washington, Oregon and Michigan, respectively, and no more than approximately 40.04% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, will be secured by Mortgaged Properties located in any other state; (B) as of the Cut-off Date, no more than approximately 0.43% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, are secured by Mortgaged Properties located in any one California zip code area, and no more than approximately 15.01% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date are secured by units in two- to four-family dwellings, condominiums, town houses, planned unit developments or manufactured housing; and (C) at least approximately 84.99% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, are secured by real property with a single family residence erected thereon;

                     (v) If the Mortgaged Property securing an Original Mortgage
              Loan is identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, a flood insurance policy is in effect at the Closing Date which met the requirements of FEMA at the time such policy was issued;

                     (vi) With respect to each Original Mortgage Loan, the
              Loan-to-Value Ratio was less than or equal to 85% at the origination of such Original Mortgage Loan; and

                     (vii) With respect to at least approximately 91.07% of the
              Original Mortgage Loans by outstanding principal balance as of the Cut-off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence. With respect to approximately 8.93% of the Original Mortgage Loans by outstanding principal balance as of the Cut-off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's secondary residence or that the Mortgaged Property would be an investor property.

              (b) It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee or to a Custodian, as the case may be, and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, either Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Depositor set forth in Section 2.03(b) to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04.

              SECTION 2.05. Representations, Warranties and Covenants of the
                            Master Servicers.

              Each Master Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders and to the Depositor, with respect to itself and the Mortgage Loans serviced by it only, that as of the Closing Date or as of such date specifically provided herein:

                     (i) Such Master Servicer is a corporation duly organized,
              validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this

              Agreement to be conducted by such Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

                     (ii) Such Master Servicer has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of such Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of such Master Servicer, enforceable against such Master Servicer in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                     (iii) The execution and delivery of this Agreement by such
              Master Servicer, the servicing of the Mortgage Loans by such Master Servicer hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of such Master Servicer and will not (A) result in a breach of any term or provision of the charter or by-laws of such Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which such Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to such Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Master Servicer; and such Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Master Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of such Master Servicer to perform its obligations under this Agreement or
              (y) the business, operations, financial condition, properties or assets of such Master Servicer taken as a whole;

                     (iv) Such Master Servicer is an approved seller/servicer
              for FNMA or FHLMC in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act;

                     (v) No litigation is pending against such Master Servicer
              that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of such Master Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof; and

                     (vi) No consent, approval, authorization or order of any
              court or governmental agency or body is required for the execution, delivery and performance by such Master Servicer of, or compliance by such Master Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

              It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee or to a Custodian, as the case may be, and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders. Upon discovery by any of the Depositor, either Master Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee. Subject to Section 7.01, the obligation of each Master Servicer set forth in Section 2.03(c) to cure breaches shall constitute the sole remedies against the related Master Servicer available to the Certificateholders, the Depositor or the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05. The preceding sentence shall not, however, limit any remedies available to the Certificateholders, the Depositor or the Trustee on behalf of the Certificateholders, pursuant to the Mortgage Loan Purchase Agreement signed by each Master Servicer in its capacity as Originator, respecting a breach of the representations, warranties and covenants of each Master Servicer in its capacity as Originator contained in such Mortgage Loan Purchase Agreement.

              SECTION 2.06. Issuance of Class R-I Certificates.

              The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it, or any Custodian on its behalf, of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I.

              SECTION 2.07. Conveyance of REMIC I Regular Interests; Acceptance
                            of REMIC II by the Trustee.

              The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the REMIC II Certificateholders. The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC II Certificateholders. The rights of the REMIC II Certificateholders to receive distributions from the proceeds of REMIC II in respect of the REMIC II Certificates, and all ownership interests of the REMIC II Certificateholders in and to such distributions, shall be as set forth in this Agreement.

              SECTION 2.08. Issuance of REMIC II Certificates.

              The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the REMIC II Certificates in authorized denominations evidencing the entire beneficial ownership interest in REMIC II.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

              SECTION 3.01. Master Servicers to Act as Master Servicers.

              (a) Unless otherwise specified, all references to actions to be taken by "the Master Servicer" under this Article III or any other provision of this Agreement with respect to a Mortgage Loan or Mortgage Loans or with respect to an REO Property or REO Properties shall be to actions to be taken by each Master Servicer with respect to a Mortgage Loan or Mortgage Loans serviced thereby or with respect to an REO Property or REO Properties administered thereby. In addition, unless otherwise specified, all references to actions previously taken by "the Master Servicer" under this Article III or any other provision of this Agreement with respect to a Mortgage Loan or Mortgage Loans or with respect to an REO Property or REO Properties shall be to actions previously taken by the related Master Servicer with respect to such Mortgage Loan or Mortgage Loans or with respect to such REO Property or REO Properties. Furthermore, unless otherwise specified, all references to actions to be taken by "the Master Servicer" under this Article III or any other provision of this Agreement with respect to "the Collection Account" or "the Servicing Account" shall be to actions to be taken by each Master Servicer with respect to the Collection Account or the Servicing Account to be established and maintained thereby, and all references to actions previously taken by "the Master Servicer" under this Article III or any other provision of this Agreement with respect to "the Collection Account" or "the Servicing Account" shall be to actions previously taken by the related Master Servicer with respect to the Collection Account or the Servicing Account established and maintained thereby. Consistent with the foregoing, but only insofar as the context so permits, this Article III is to be read with respect to each Master Servicer as if such Master Servicer alone was servicing and administering its respective Mortgage Loans hereunder.

              (b) The Master Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                     (i) any relationship that the Master Servicer, any
              Sub-Servicer or any Affiliate of the Master Servicer or any Sub-Servicer may have with the related Mortgagor;

                     (ii) the ownership of any Certificate by the Master
              Servicer or any Affiliate of the Master Servicer;

                     (iii) the Master Servicer's obligation to make P&I Advances or Servicing Advances; or

                     (iv) the Master Servicer's or any Sub-Servicer's right to
              receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Master Servicer shall also seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Master Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Certificateholders and the Trustee, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Master Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the Master Servicer, and furnish to the Master Servicer and any Sub-Servicer such documents as are necessary or appropriate to enable the Master Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Master Servicer a power of attorney to carry out such duties. The Trustee shall not be liable for the actions of the Master Servicer or any Sub- Servicers under such powers of attorney.

              In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to
Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Master Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

              Notwithstanding anything in this Agreement to the contrary, the Master Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.03) and the Master Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (unless, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause either REMIC I or REMIC II to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

              The Master Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Master Servicer from the responsibilities or liabilities arising under this Agreement.

              SECTION 3.02. Sub-Servicing Agreements Between the Master Servicer
                            and Sub-Servicers.

              (a) The Master Servicer may enter into Sub-Servicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates) with Sub-Servicers, for the servicing and administration of the Mortgage Loans.

              Each Sub-Servicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts of which are insured by the FDIC and (iii) a FHLMC or FNMA approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Master Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Master Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section

3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub- Servicers to the Master Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Master Servicer shall deliver to the Trustee copies of all Sub- Servicing Agreements, and any amendments or modifications thereof, promptly upon the Master Servicer's execution and delivery of such instruments.

              (b) As part of its servicing activities hereunder, the Master Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub- Servicing Agreement and of the related Originator and the Seller under the Mortgage Loan Purchase Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in
Section 2.03(a). Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Enforcement of the Mortgage Loan Purchase Agreement against either Originator shall be effected by the Master Servicer to the extent it is not the related Originator, and otherwise by the Trustee, in accordance with the foregoing provisions of this paragraph.

              SECTION 3.03. Successor Sub-Servicers.

              The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

              Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee without fee, in accordance with the terms of this Agreement, in the event that the Master Servicer shall, for any reason, no longer be the Master Servicer (including termination due to a Master Servicer Event of Default).


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



              SECTION 3.04. Liability of the Master Servicers.

              Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub- Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section
3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

              SECTION 3.05. No Contractual Relationship Between Sub-Servicers
                            and Trustee or Certificateholders.

              Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section
3.06. The Master Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

              SECTION 3.06. Assumption or Termination of Sub-Servicing
                            Agreements by Trustee.

              In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of the occurrence of a Master Servicer Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Trustee, its designee or the successor servicer for the Trustee appointed pursuant to Section 7.02 shall be deemed, subject to Section 3.03, to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the Master Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement and (ii) none of the Trustee, its designee or any successor Master Servicer shall be deemed to have assumed any liability or obligation of the Master Servicer that arose before it ceased to be the Master Servicer.

              The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

              SECTION 3.07. Collection of Certain Mortgage Loan Payments.

              The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or, if applicable, penalty interest, or (ii) extend the due dates for Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Master Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer, consistent with the standards set forth in Section 3.01, may also, waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off") or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action).

              SECTION 3.08. Sub-Servicing Accounts.

              In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation to the extent permitted by the Sub-Servicing Agreement and to remit such proceeds to the Master Servicer for deposit in the Collection Account not later than the first Business Day thereafter; provided, however, that in the event that

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



Ameriquest sub-services the Mortgage Loans master serviced by Long Beach pursuant to a sub-servicing agreement, no Sub-Servicing Account shall be required to be maintained by Ameriquest pursuant to such sub-servicing agreement and Ameriquest may establish and maintain the Collection Account pursuant to this Agreement in respect of the Long Beach Mortgage Loans sub- serviced by it and the foregoing provisions of this sentence shall not apply. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

              SECTION 3.09. Collection of Taxes, Assessments and Similar Items;
                            Servicing Accounts.

              The Master Servicer shall, establish and maintain one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Master Servicer shall deposit in the Servicing Accounts on a daily basis, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Master Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article IX. As part of its servicing duties, the Master Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. To the extent that a Mortgage does not provide for Escrow Payments, the Master Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Master Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

              SECTION 3.10. Collection Account and Distribution Account.

              (a) On behalf of the Trust Fund, the Master Servicer shall establish and maintain one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee and the Certificateholders. On behalf of the Trust Fund, the Master Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis, as and

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



when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:

                     (i) all payments on account of principal, including
              Principal Prepayments, on the Mortgage Loans;

                     (ii) all payments on account of interest (net of the
              related Servicing Fee) on each Mortgage Loan;

                     (iii) all Insurance Proceeds and Liquidation Proceeds
              (other than proceeds collected in respect of any particular REO Property and amounts paid by the Master Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to
              Section 9.01);

                     (iv) any amounts required to be deposited pursuant to
              Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                     (v) any amounts required to be deposited by the Master
              Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

                     (vi) all proceeds of any Mortgage Loan repurchased or
              purchased in accordance with Section 2.03 or Section 9.01; and

                     (vii) all amounts required to be deposited in connection
              with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 2.03.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

              The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges or assumption fees need not be deposited by the Master Servicer in the Collection Account. In the event the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

              (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the

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



benefit of the Certificateholders. On behalf of the Trust Fund, the Master Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account on or before 3:00 p.m. New York time (i) on the Master Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account, and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account." If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account," the Master Servicer shall, on or before 3:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Depositor, the Master Servicer, the Trustee, either Originator, the Seller or any Sub-Servicer pursuant to Section 3.11 and shall pay such amounts to the Persons entitled thereto.

              (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee and the Depositor of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Master Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

              (d) Funds held in the Collection Account at any time may be delivered by the Master Servicer to the Trustee for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Master Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Master Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account:

                     (i) any P&I Advances, as required pursuant to Section 4.03;

                     (ii) any amounts required to be deposited pursuant to
              Section 3.23(d) or (f) in connection with any REO Property;

                     (iii) any amounts to be paid by the Master Servicer in
              connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 9.01;


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



                     (iv) any amounts required to be deposited pursuant to
              Section 3.24 in connection with any Prepayment Interest Shortfalls; and

                     (v) any Stayed Funds, as soon as permitted by the federal
              bankruptcy court having jurisdiction in such matters.

              (e) Promptly upon receipt of any Stayed Funds, whether from the Master Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to Section 7.02(b) or as otherwise permitted hereunder. In addition, the Master Servicer shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section
3.12 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

              SECTION 3.11. Withdrawals from the Collection Account and
                            Distribution Account.

              (a) The Master Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in
Section 4.03:

                     (i) to remit to the Trustee for deposit in the Distribution
              Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                     (ii) subject to Section 3.16(d), to reimburse the Master
              Servicer for P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03;

                     (iii) subject to Section 3.16(d), to pay the Master
              Servicer or any Sub- Servicer any unpaid Servicing Fees and reimburse any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan;

                     (iv) to pay to the Master Servicer as servicing
              compensation (in addition to the Servicing Fee) on the Master Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                     (v) to pay to the Master Servicer, the Depositor, each
              Originator or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts

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



              received thereon subsequent to the date of purchase or substitution, as the case may be;

                     (vi) to reimburse the Master Servicer for any P&I Advance
              previously made which the Master Servicer has determined to be a Nonrecoverable P&I Advance in accordance with the provisions of
              Section 4.03;

                     (vii) to reimburse the Master Servicer or the Depositor for expenses incurred by or reimbursable to the Master Servicer or the Depositor, as the case may be, pursuant to Section 6.03;

                     (viii) to reimburse the Master Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under
              Section 2.03 or Section 2.04 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

                     (ix) to pay, or to reimburse the Master Servicer for
              advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b); and

                     (x) to clear and terminate the Collection Account pursuant to Section 9.01.

              The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi), (viii) and (ix) above. The Master Servicer shall provide written notification to the Trustee, on or prior to the next succeeding Master Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vii) above.

              (b) The Trustee shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

                     (i) to make distributions to Certificateholders in
              accordance with Section 4.01;

                     (ii) to pay to itself the Trustee's Fee pursuant to Section
              8.05;

                     (iii) to pay itself any interest income earned on funds
              deposited in the Distribution Account pursuant to Section 3.12(c);

                     (iv) to reimburse itself pursuant to Section 7.02;


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



                     (v) to pay any amounts in respect of taxes pursuant to
              10.01(g)(iii); and

                     (vi) to clear and terminate the Distribution Account
              pursuant to Section 9.01.

              SECTION 3.12. Investment of Funds in the Collection Account and
                            the Distribution Account.

              (a) The Master Servicer may direct any depository institution maintaining the Collection Account (for purposes of this Section 3.12, an "Investment Account"), and the Trustee, in its individual capacity, may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.12, also an "Investment Account"), to invest the funds (other than the Initial Deposit) in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

              (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of
                       (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

              (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

              (b) All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of the Master Servicer, shall be for the benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.11. The Master Servicer shall deposit in the Collection Account the amount of any loss of principal

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



incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

              (c) All income and gain realized from the investment of funds deposited in the Distribution Account held by or on behalf of the Trustee, shall be for the benefit of the Trustee and shall be subject to its withdrawal at any time. The Trustee shall deposit in the Distribution Account, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

              (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

              SECTION 3.13. [intentionally omitted]

              SECTION 3.14. Maintenance of Hazard Insurance and Errors and
                            Omissions and Fidelity Coverage.

              (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Master Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Rate and related Servicing Advances. The Master Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to
Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose

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



of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Master Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

              In the event that the Master Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

              (b) The Master Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Master Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans, unless the Master Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Master Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC, unless the Master Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Master Servicer shall provide the Trustee (upon the Trustee's reasonable request) with copies of any such insurance policies and fidelity bond. The Master Servicer shall be deemed to have complied with this provision if an Affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee. The Master Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.


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



              SECTION 3.15. Enforcement of Due-On-Sale Clauses; Assumption
                            Agreements.

              The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if prohibited by law from doing so. If the Master Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Master Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Master Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Master Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained. Any fee collected by the Master Servicer in respect of an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Master Servicer shall notify the Trustee and any respective Custodian that any such substitution or assumption agreement has been completed by forwarding to the Trustee or to such Custodian, as the case may be, the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

              Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term

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"assumption" is deemed to also include a sale (of the Mortgaged Property)
subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

              SECTION 3.16. Realization Upon Defaulted Mortgage Loans.

              (a) The Master Servicer shall, consistent with the servicing standard set forth in Section 3.01, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Master Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Master Servicer as contemplated in
Section 3.11 and 3.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

              (b) Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Master Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Fund or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                     (1) such Mortgaged Property is in compliance with
              applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                     (2) there are no circumstances present at such Mortgaged
              Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best

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



              economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

              The cost of the environmental audit report contemplated by this
Section 3.23 shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

              If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

              (c) The Master Servicer may at its option purchase from REMIC I any Mortgage Loan that is 90 days or more delinquent, which the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee prior to purchase), at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Master Servicer of such deposit, shall release or cause to be released to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Master Servicer shall furnish and as shall be necessary to vest in the Master Servicer title to any Mortgage Loan released pursuant hereto.

              (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: FIRST, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and P&I Advances, pursuant to Section 3.11(a)(ii) or (a)(iii); SECOND, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and THIRD, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Master Servicer as follows: FIRST, to unpaid Servicing Fees; and SECOND, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid

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



Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).

              SECTION 3.17. Trustee to Cooperate; Release of Mortgage Files.

              (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee and any related Custodian by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee or such Custodian, as the case may be, shall promptly release the related Mortgage File to the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

              (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee and any related Custodian shall, upon request of the Master Servicer and delivery to the Trustee or such Custodian, as the case may be, of a Request for Release in the form of Exhibit E-l, release the related Mortgage File to the Master Servicer, and the Trustee shall, at the direction of the Master Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each and every document previously requested from the Mortgage File to the Trustee or to such Custodian when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee or such Custodian to the Master Servicer.

              (c) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

              SECTION 3.18. Servicing Compensation.

              As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

              Additional servicing compensation in the form of assumption fees, late payment charges and other similar fees and charges (other than prepayment charges, which shall be distributed to the Depositor or its designee on a monthly basis) shall be retained by the Master Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the Master Servicer. The Master Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account, and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and
Section 3.24. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, servicing compensation of each Sub-Servicer, and to the extent provided herein in Section 8.05, the fees and expenses of the Trustee) and shall not be entitled to reimbursement therefor except as specifically provided herein.

              SECTION 3.19. Reports to the Trustee; Collection Account
                            Statements.

              Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement prepared by the Master Servicer setting forth the status of the Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in
Section 3.10(a) and each category of withdrawal specified in Section 3.11. Such statement may be in the form of the then current FNMA Monthly Accounting Report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate of the outstanding principal balances of all of the Mortgage Loans as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall

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



be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Master Servicer to the Trustee.

              SECTION 3.20. Statement as to Compliance.

              The Master Servicer will deliver to the Trustee, the Depositor and each Rating Agency on or before April 15 of each calendar year commencing in 1998, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon the request and at the expense of the requesting party, provided that such statement is delivered by the Master Servicer to the Trustee.

              SECTION 3.21. Independent Public Accountants' Servicing Report.

              Not later than April 15 of each calendar year commencing in 1998, the Master Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. Immediately upon receipt of such report, the Master Servicer shall furnish a copy of such report to the Trustee and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trustee.


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



              SECTION 3.22. Access to Certain Documentation.

              The Master Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Certificateholder, the Trustee and to any Person identified to the Master Servicer as a prospective transferee of a Certificate, upon reasonable request during normal business hours at the offices of the Master Servicer designated by it at the expense of the Person requesting such access.

              SECTION 3.23. Title, Management and Disposition of REO Property.

              (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, in trust for the benefit of the Certificateholders. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period, unless the Master Servicer shall have delivered to the Trustee and the Depositor an Opinion of Counsel, addressed to the Trustee and the Depositor, to the effect that the holding by the Trust Fund of such REO Property subsequent to two years after its acquisition will not result in the imposition on REMIC I or REMIC II of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause REMIC I or REMIC II to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by REMIC I or REMIC II of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

              (b) The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders (the "REO Account"), which shall be an Eligible Account. The Master Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Master Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.


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



              (c) The Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its Affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Master Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                     (i) all insurance premiums due and payable in respect of
              such REO Property;

                     (ii) all real estate taxes and assessments in respect of
              such REO Property that may result in the imposition of a lien thereon; and

                     (iii) all costs and expenses necessary to maintain such REO
              Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through
(iii) above with respect to such REO Property, the Master Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Master Servicer would make such advances if the Master Servicer owned the REO Property and if in the Master Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

              Notwithstanding the foregoing, neither the Master Servicer nor the Trustee shall:

                     (i) authorize the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                     (ii) authorize any amount to be received or accrued under
              any New Lease other than amounts that will constitute Rents from Real Property;

                     (iii) authorize any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of
              Section 856(e)(4)(B) of the Code; or

                     (iv) authorize any Person to Directly Operate any REO
              Property on any date more than 90 days after its date of acquisition by the Trust Fund;


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



unless, in any such case, the Master Servicer has obtained an Opinion of Counsel, provided to the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Master Servicer may take such actions as are specified in such Opinion of Counsel.

              The Master Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                     (i) the terms and conditions of any such contract shall not be inconsistent herewith;

                     (ii) any such contract shall require, or shall be
              administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Master Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                     (iii) none of the provisions of this Section 3.23(c)
              relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

                     (iv) the Master Servicer shall be obligated with respect
              thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Master Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees.

              (d) In addition to the withdrawals permitted under Section 3.23(c), the Master Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan. On the Master Servicer Remittance Date, the Master Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO

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



Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

              (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities for similar properties.

              (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Master Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Master Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

              (g) The Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

              SECTION 3.24. Obligations of the Master Servicers in Respect of
                            Prepayment Interest Shortfalls.

              The Master Servicer shall deliver to the Trustee for deposit into the Distribution Account on or before 3:00 p.m. New York time on the Master Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting solely from Principal Prepayments during the related Prepayment Period and (ii) the amount of its aggregate Servicing Fee for the most recently ended calendar month.

              SECTION 3.25. Obligations of the Master Servicers in Respect of
                            Mortgage Rates and Monthly Payments.

              In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.

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



                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

              SECTION 4.01. Distributions.

              (a)(i) On each Distribution Date, the Trustee shall withdraw from the Distribution Account, but only to the extent necessary to make the distributions described in clauses FIRST through FIFTH below, the Available Distribution Amount for such Distribution Date, less any amounts permitted to be withdrawn from the Distribution Account pursuant to this Agreement, and shall apply such amount for the following purposes and in the following order of priority, in each case to the extent of remaining available funds:

              FIRST, to distributions of interest in respect of the Senior Certificates and the Residual Certificates, in an amount (allocable among such Certificates PRO RATA in accordance with the respective amounts payable as to each pursuant to this clause FIRST) equal to the aggregate of the Interest Distribution Amounts in respect of such Certificates for such Distribution Date;

              SECOND, to the extent of the Senior Principal Distribution Amount, to distributions of principal to the Class A Certificates and the Residual Certificates (applied to reduce the Certificate Principal Balances of such Certificates) in the priorities and amounts set forth in Section 4.01(b)(i);

              THIRD, to distributions of interest in respect of the Subordinate Certificates, in an amount (allocable among such Certificates PRO RATA in accordance with the respective amounts payable as to each pursuant to this clause THIRD, in the order of priority from the Class of Subordinate Certificates with the lowest numerical designation to the Class of Subordinate Certificates with the highest numerical designation) equal to the aggregate of the Interest Distribution Amounts in respect of such Certificates for such Distribution Date;

              FOURTH, to the Holders of the Subordinate Certificates, an aggregate amount equal to the Subordinate Principal Distribution Amount for such Distribution Date (applied to reduce the Certificate Principal Balance of such Certificates), allocable among the Classes of Subordinate Certificates PRO RATA in accordance with the respective amounts payable as to each such Class pursuant to the priorities and amounts set forth in Section 4.01(b)(ii); and

              FIFTH, to the Holders of the Class R-II Certificates, any remaining amounts.

              (ii) All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, reduced (to not less than zero) by any Extraordinary

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



       Trust Fund Expenses and Realized Losses, in each case allocated to such Class of Certificates, on such Distribution Date pursuant to Section 4.04.

              (b)(i) On each Distribution Date, the aggregate distributions of principal made on such date in respect of the Class A Certificates and the Residual Certificates pursuant to Section 4.01(a)(i) SECOND above shall be applied among the various Classes thereof in the following order of priority, in each case to the extent of remaining available funds:

              FIRST, concurrently, to the holders of each Class of the Residual Certificates on the Distribution Date in December 1997, an amount equal to the entire Certificate Principal Balances thereof;

              SECOND, to the holders of the Lockout Certificates, the Lockout Distribution Percentage of the Senior Principal Distribution Amount, until the Certificate Balance of such Class has been reduced to zero;

              THIRD, to the holders of the Class A-1 Certificates until the Certificate Principal Balance of such Class has been reduced to zero;

              FOURTH, to the holders of the Class A-2 Certificates until the Certificate Principal Balance of such Class has been reduced to zero;

              FIFTH, to the holders of the Class A-3 Certificates until the Certificate Principal Balance of such Class has been reduced to zero;

              SIXTH, to the holders of the Class A-4 Certificates until the Certificate Principal Balance of such Class has been reduced to zero;

              SEVENTH, to the holders of the Class A-5 Certificates until the Certificate Principal Balance of such Class has been reduced to zero;

              EIGHTH, to the holders of the Lockout Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

       Notwithstanding the foregoing priorities, upon the reduction of the Certificate Principal Balances of the Subordinate Certificates to zero, the sequential nature of distributions of principal among the Class A Certificates will be disregarded and distributions allocable to principal will be paid on each succeeding Distribution Date to holders of the Class A Certificates on a PRO RATA basis, based on the Certificate Principal Balances thereof.

              (ii) On each Distribution Date, the aggregate distributions of principal made on such date in respect of the Subordinate Certificates pursuant to Section 4.01(a)(i) FOURTH above shall be applied among the various Classes thereof, in the order of priority from the Class of Subordinate Certificates with the lowest numerical designation to the Class of

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



       Subordinate Certificates with the highest numerical designation, in each case to the extent of remaining available funds up to the amount allocable to such Class for such Distribution Date and in each case until the Certificate Principal Balance of each such Class is reduced to zero, in an amount with respect to each such Class equal to the sum of (X) the related Class B Percentage of the amounts described in clauses (i) through (v) of clause (a) of the definition of Subordinate Principal Distribution Amount, (Y) the portion of the amounts described in clauses
       (b) and (c) of the definition of Subordinate Principal Distribution Amount allocable to such Class pursuant to Section 4.01(b)(iii) below and
       (Z) the excess, if any, of the amount required to be distributed to such Class pursuant to this Section 4.01(b)(ii) for the immediately preceding Distribution Date, over the aggregate distributions of principal made in respect of such Class of Certificates on such immediately preceding Distribution Date pursuant to Section 4.01 to the extent that any such excess is not attributable to Realized Losses which were allocated to Subordinate Certificates with a lower priority pursuant to Section 4.04.

              (iii) On any Distribution Date, the portion of (a) all net Liquidation Proceeds and Insurance Proceeds with respect to any Mortgage Loans that were the subject of a Final Recovery Determination in the related Prepayment Period and (b) all Principal Prepayments received in respect of the Mortgage Loans in the related Prepayment Period, allocable to principal and not included in the Senior Principal Distribution Amount, will be allocated on a PRO RATA basis among the following Classes of Subordinate Certificates (each, an "Eligible Class") in proportion to the respective outstanding Certificate Principal Balances thereof: (i) the Class B-1 Certificates, (ii) the Class B-2 Certificates, if on such Distribution Date the aggregate percentage interest in the Trust Fund evidenced by the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates equals or exceeds 8.25% before giving effect to distributions on such Distribution Date, (iii) the Class B-3 Certificates, if on such Distribution Date the aggregate percentage interest in the Trust Fund evidenced by the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates equals or exceeds 5.75% before giving effect to distributions on such Distribution Date; (iv) the Class B-4 Certificates, if on such Distribution Date the percentage interest in the Trust Fund evidenced by the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates equals or exceeds 4.00% before giving effect to distributions on such Distribution Date; (v) the Class B-5 Certificates, if on such Distribution Date the percentage interest in the Trust Fund evidenced by the Class B-5 Certificates and the Class B-6 Certificates equals or exceeds 2.05% before giving effect to distributions on such Distribution Date; and (vi) the Class B-6 Certificates, if on such Distribution Date the percentage interest in the Trust Fund evidenced by the Class B-6 Certificates equals or exceeds 1.00% before giving effect to distributions on such Distribution Date. Notwithstanding the foregoing, if the application of the foregoing on any Distribution Date as provided in Section 4.01 would result in a distribution in respect of principal to any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such Class, a "Maturing Class") then: (a) the amount to be allocated to each Maturing Class shall be reduced to a level

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



       that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero and (b) the total amount of the reductions pursuant to clause (a) above in the amount to be allocated to the Maturing Class or Classes shall be allocated among the remaining Eligible Classes on a PRO RATA basis in proportion to the respective outstanding Certificate Principal Balances thereof prior to the allocation thereto of any of the amounts described in the preceding sentence.

              (c) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(e) or Section 9.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance or Notional Amount that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Principal Balance or Notional Amount of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

              Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or either Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

              (d) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor the Trustee nor the Master Servicers shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

              (e) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next

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



Distribution Date, the Trustee shall, no later than five days after the related Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that:

                     (i) the Trustee expects that the final distribution with
              respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

                     (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to remaining non-tendering Certificateholders concerning surrender of their Certificates and shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to Salomon Brothers Inc all such amounts, and all rights of non- tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e).

              (f) All distributions of interest made in respect of any Class of REMIC II Certificates on any Distribution Date pursuant to subsection (a) above, shall be deemed to have first been distributed from REMIC I to REMIC II as interest in respect of the related REMIC I Regular Interest(s); and all distributions of principal made in respect of any Class of REMIC II Certificates on any Distribution Date pursuant to subsection (a) above, shall be deemed to have first been distributed from REMIC I to REMIC II as principal of the related REMIC I Regular Interest. The distributions made by the Trustee on each Distribution Date in respect of the REMIC II Certificates shall be deemed to have been so made from the amounts deemed to have been received by REMIC II from REMIC I on such date pursuant to this subsection (f). Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this subsection (f), distributions of funds from the Distribution Account shall be made only in accordance with subsection (a) above.


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



              SECTION 4.02. Statements to Certificateholders.

              On each Distribution Date, the Trustee shall prepare and forward by mail to each Holder of the Regular Certificates, a statement as to the distributions made on such Distribution Date setting forth:

                     (i) the amount of the distribution made on such
              Distribution Date to the Holders of Certificates of each such Class allocable to principal;

                     (ii) the amount of the distribution made on such
              Distribution Date to the Holders of Certificates of each such Class allocable to interest;

                     (iii) the aggregate amount of servicing compensation
              received by either Master Servicer during the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                     (iv) the aggregate amount of P&I Advances for such
              Distribution Date;

                     (v) the aggregate Stated Principal Balance of the Mortgage
              Loans and any REO Properties at the close of business on such Distribution Date;

                     (vi) the number, aggregate principal balance, weighted
              average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                     (vii) the number and aggregate unpaid principal balance of
              Mortgage Loans (a) delinquent 30-59 days, (b) delinquent 60-89 days, (c) delinquent 90 or more days in each case, as of the last day of the preceding calendar month, and (d) as to which foreclosure proceedings have been commenced;

                     (viii) with respect to any Mortgage Loan that became an REO
              Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                     (ix) the book value and the Stated Principal Balance of any
              REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

                     (x) the aggregate amount of Principal Prepayments made
              during the related Prepayment Period;


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



                     (xi) the aggregate amount of Realized Losses incurred
              during the related Prepayment Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Fraud Losses, Special Hazard Losses or Bankruptcy Losses;

                     (xii) the aggregate amount of Extraordinary Trust Fund
              Expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date;

                     (xiii) the aggregate Certificate Principal Balance or
              Notional Amount of each such Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses and Extraordinary Trust Fund Expenses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses and Extraordinary Trust Fund Expenses;

                     (xiv) the Certificate Factor for each such Class of
              Certificates applicable to such Distribution Date;

                     (xv) the Interest Distribution Amount in respect of each
              such Class of Certificates for such Distribution Date (separately identifying any reductions in the case of Subordinate Certificates resulting from the allocation of Realized Losses allocable to interest and Extraordinary Trust Fund Expenses on such Distribution Date) and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

                     (xvi) the aggregate amount of any Prepayment Interest
              Shortfalls for such Distribution Date, to the extent not covered by payments by the Master Servicers pursuant to Section 3.24;

                     (xvii) the aggregate amount of Relief Act Interest
              Shortfalls for such Distribution Date;

                     (xviii) the then-applicable Bankruptcy Amount, Fraud Loss
              Amount, and Special Hazard Amount;

                     (xix) with respect to any Mortgage Loan as to which
              foreclosure proceedings have been concluded, the loan number and unpaid principal balance of such Mortgage Loan as of the date of such conclusion of foreclosure proceedings;

                     (xx) with respect to Mortgage Loans as to which a Final
              Liquidation has occurred, the number of Mortgage Loans, the unpaid principal balance of such Mortgage Loans as of the date of such Final Liquidation and the amount of

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



              proceeds (including Liquidation Proceeds and Insurance Proceeds) collected in respect of such Mortgage Loans; and

                     (xxi) with respect to the Class XS Certificates, the
              Effective Pass-Through Rate for such Distribution Date and the immediately succeeding Distribution Date.

              In the case of information furnished pursuant to subclauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

              Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

              On each Distribution Date, the Trustee shall forward to the Depositor, each Holder of a Residual Certificate and the Master Servicers, a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

              Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared by the Trustee and furnished to such Holders pursuant to the rules and regulations of the Code as are in force from time to time.

              The Trustee shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from the Master Servicers.

              On each Distribution Date, the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") Cusip Level Factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.


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



              SECTION 4.03. Remittance Reports; P&I Advances.

              (a) On the Business Day following each Determination Date, each Master Servicer shall deliver to the Trustee by telecopy (or by such other means as such Master Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. Such Remittance Report will include (i) the amount of P&I Advances to be made by such Master Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances outstanding after giving effect to such P&I Advances, and the aggregate amount of Nonrecoverable P&I Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Master Servicers.

              (b) The amount of P&I Advances to be made by each Master Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of
(i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the related Servicing Fee), due on the related Due Date in respect of the Mortgage Loans master serviced by it, which Monthly Payments were delinquent as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the Monthly Payments (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

              On or before 3:00 p.m. New York time on the Master Servicer Remittance Date, each Master Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties master serviced by it for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by such Master Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by such Master Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the related Master Servicer's records and replaced by such Master Servicer by deposit in the Collection Account on or before any future Master Servicer Remittance Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to P&I Advances to be made on the Master Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 on

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



such Distribution Date if such amounts held for future distributions had not been so used to make P&I Advances. The Trustee will provide notice to the applicable Master Servicer by telecopy by the close of business on any Master Servicer Remittance Date in the event that the amount remitted by such Master Servicer to the Trustee on such date is less than the P&I Advances required to be made by such Master Servicer for the related Distribution Date.

              (c) The obligation of each Master Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from REMIC I pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

              (d) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder by either Master Servicer if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by either Master Servicer that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officers' Certificate of such Master Servicer delivered to the Depositor and the Trustee.

              SECTION 4.04. Allocation of Realized Losses.

              (a) Prior to each Determination Date, each Master Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; (ii) whether and the extent to which such Realized Losses constituted Fraud Losses or Special Hazard Losses; and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, each Master Servicer shall also determine as to each Mortgage Loan master serviced by it: (A) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Prepayment Period; and (B) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period. The information described in the two preceding sentences that is to be supplied by the Master Servicers shall be evidenced by an Officers' Certificate delivered to the Trustee by each Master Servicer prior to the Determination Date immediately following the end of (x) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (y) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

              (b) All Realized Losses on the Mortgage Loans (other than Excess Losses) and all Extraordinary Trust Fund Expenses shall be allocated by the Trustee on each Distribution Date as follows: first, to the Class B-6 Certificates; second, to the Class B-5 Certificates; third, to the Class B-4 Certificates; fourth, to the Class B-3 Certificates; fifth, to the Class B-2 Certificates; and sixth, to the Class B-1 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero. Thereafter, upon the reduction of the Certificate Principal Balances of

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



the Subordinate Certificates to zero, all Realized Losses and Extraordinary Trust Fund Expenses shall be allocated among the Class A Certificates on a PRO RATA basis. Any Excess Losses attributable to any Mortgage Loan shall be allocated among all the Certificates (other than the Class XS Certificates) on a PRO RATA basis. Any allocation of a Realized Loss to a Certificate will be made by reducing the Certificate Principal Balance thereof by the amount so allocated as of the Distribution Date in the month following the calendar month in which such Realized Loss was incurred.

              As used herein, an allocation of a Realized Loss on a "PRO RATA basis" among two or more specified Classes of Certificates means an allocation on a PRO RATA basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

              (c) All Realized Losses and Extraordinary Trust Fund Expenses allocated to any Class of REMIC II Certificates on any Distribution Date shall be deemed to have first been allocated to the related REMIC I Regular Interest with a corresponding reduction in the Stated Principal Amount of such REMIC I Regular Interest.

              (d) Notwithstanding anything to the contrary herein, in no event shall the Certificate Principal Balance of a Class A Certificate be reduced more than once in respect of any particular amount both (i) allocable to such Certificate in respect of Realized Losses or Extraordinary Trust Fund Expenses pursuant to Section 4.04 and (ii) payable to the Holder of such Certificate pursuant to Section 4.01(a) as a portion of the Senior Principal Distribution Amount.

              SECTION 4.05. Compliance with Withholding Requirements.

              Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

              SECTION 4.06. Distributions on the REMIC I Regular Interests.

              (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the REMIC I Regular Interests, the Uncertificated Interest in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

              (i) Uncertificated Interest on the REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Interest thereon remaining unpaid from any previous Distribution Date; and

              (ii) In accordance with the priority set forth in Section 4.06(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R-II Certificates under Section 4.01(a), as allocated thereto pursuant to Section 4.01(b).

              (b) The amount described in Section 4.06(a)(ii) shall be deemed distributed to (i) REMIC I Regular Interest LTA-1, (ii) REMIC I Regular Interest LTA-2, (iii) REMIC I Regular Interest LTA-3, (iv) REMIC I Regular Interest LTA-4
(v) REMIC I Regular Interest LTA-5, (vi) REMIC I Regular Interest LTA-6 and
(vii) REMIC I Regular Interest B with the amount to be distributed allocated among such interests in accordance with the priority assigned to the (i) Class A-1 Certificates and the Class R-II Certificates, (ii) Class A-2 Certificates,
(iii) Class A-3 Certificates, (iv) Class A-4 Certificates, (v) Class A-5 Certificates, (vi) Class A-6 Certificates and (vii) Class B Certificates, respectively, under Section 4.01(b) until the Uncertificated Balance of each such interest is reduced to zero.

              (c) The portion of the Uncertificated Interest described in
Section 4.06(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.01(b).

              (d) Realized Losses allocated to the Class A-1 Certificates under
Section 4.04 shall be deemed allocated to REMIC I Regular Interest LTA-1; Realized Losses allocated to the Class A-2 Certificates under Section 4.04 shall be deemed allocated to REMIC I Regular Interest LTA-2; Realized Losses allocated to the Class A-3 Certificates under Section 4.04 shall be deemed allocated to REMIC I Regular Interest LTA-3; Realized Losses allocated to the Class A-4 Certificates under Section 4.04 shall be deemed allocated to REMIC I Regular Interest LTA-4; Realized Losses allocated to the Class A-5 Certificates under
Section 4.04 shall be deemed allocated to REMIC I Regular Interest LTA-5; Realized Losses allocated to the Class A-6 Certificates under Section 4.04 shall be deemed allocated to REMIC I Regular Interest LTA-6; and Realized Losses allocated to the Class B Certificates under Section 4.04 shall be deemed allocated to REMIC I Regular Interest B;

              (e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.01(a) and (b), to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R-II Certificates the amounts distributable thereon, from the Available Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 4.06.

              (f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 4.06, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

              SECTION 4.07. Commission Reporting.

              Within 15 days after each Distribution Date, the Trustee shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 1998, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 1998, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. At least three Business Days prior to filing any Form 8-K or Form 10-K pursuant to this Section 4.07, the Trustee shall deliver a copy of such Form 8-K or Form 10- K, as the case may be, to the Depositor. The Depositor agrees to furnish promptly to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee deems appropriate to prepare and file all such reports with the Commission.

                                    ARTICLE V

                                THE CERTIFICATES

              SECTION 5.01. The Certificates.

              (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in REMIC I. At the Closing Date, the aggregate Certificate Principal Balance of the Certificates will equal the aggregate Stated Principal Balance of the Mortgage Loans.

              The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-15. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

              Upon original issue, the Certificates shall be executed and delivered by the Trustee, and the Trustee shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor. The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

              (b) The Class A Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, each Master Servicer, the Trustee (if the Trustee is not the Book-Entry Custodian) and any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

              The Trustee, each Master Servicer and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

              If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Master Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trustee through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $10,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $10,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, either Master

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



Servicer nor the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

              SECTION 5.02. Registration of Transfer and Exchange of
                            Certificates.

              (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to each Master Servicer and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee shall at any time not be the Certificate Registrar, the Trustee shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

              (b) No transfer of any Class B-4 Certificate, Class B-5 Certificate or Class B-6 Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Class B-4 Certificate, Class B-5 Certificate or Class B-6 Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall each require, receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached hereto as Exhibit F-1; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Depositor, the Trustee, either Master Servicer, in its capacity as such, or the Trust Fund), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class B-4 Certificate, Class B-5 Certificate or Class B-6 Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of a Class B-4 Certificate, Class B-5 Certificate or Class B-6 Certificate shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and each Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

              (c) No transfer of Subordinate or Residual Certificates or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated under 29 C.F.R. ss. 2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and each Master Servicer that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, either Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, either Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

              (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                            (A) Each Person holding or acquiring any Ownership
                     Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                            (B) In connection with any proposed Transfer of any
                     Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement (a "Transfer Affidavit and Agreement"), in the form attached hereto as Exhibit F-2, from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
                     Section 5.02(d) and agrees to be bound by them.

                            (C) Notwithstanding the delivery of a Transfer
                     Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                            (D) Each Person holding or acquiring any Ownership
                     Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a transferor affidavit (a "Transferor Affidavit"), in the form attached hereto as Exhibit F-2, to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                            (E) Each Person holding or acquiring an Ownership
                     Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation
                     Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

              (ii) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

              (iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                     (B) If any purported Transferee shall become a holder of a
              Residual Certificate in violation of the restrictions in this
              Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

              (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

              (v) The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                     (A) written notification from each Rating Agency to the
              effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                     (B) an Opinion of Counsel, in form and substance
              satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause either REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) either REMIC I or REMIC II, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

              (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

              (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

              (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.

              (i) The Trustee will cause the Certificate Registrar (unless the Trustee is acting as Certificate Registrar) to provide notice to the Trustee of each transfer of a Certificate and to provide the Trustee with an updated copy of the Certificate Register on the first Business Day in January and June of each year, commencing January 1998.

              SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

              If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

              SECTION 5.04. Persons Deemed Owners.

              The Depositor, each Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

              SECTION 5.05. Certain Available Information.

              On or prior to the date of the first sale of any Class B-4 Certificate, Class B-5 Certificate or Class B-6 Certificate to an Independent third party, the Depositor shall provide to the Trustee ten copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of the Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class B-4 Certificate, Class B-5 Certificate or Class B-6 Certificate, the private placement memorandum or other disclosure document relating to such Certificates in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to
Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 10.01(h), (D) any and all Officers' Certificates delivered to the Trustee by either Master Servicer since the Closing Date to evidence such Master Servicer's determination that any P&I Advance was, or if made, would be a Nonrecoverable P&I Advance and (E) any and all Officers' Certificates delivered to the Trustee by either Master Servicer since the Closing Date pursuant to Section 4.04(a). Copies and mailing of any and all of the foregoing items will be available from the Trustee upon request at the expense of the person requesting the same.

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



                                   ARTICLE VI

                     THE DEPOSITOR AND THE MASTER SERVICERS

              SECTION 6.01. Liability of the Depositor and the Master Servicers.

              The Depositor and each Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and each Master Servicer herein.

              SECTION 6.02. Merger or Consolidation of the Depositor or the
                            Master Servicers.

              Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, each Master Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and its qualification as an approved conventional seller/servicer for FNMA or FHLMC in good standing. The Depositor and each Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

              The Depositor or either Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or such Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or such Master Servicer, shall be the successor of the Depositor or such Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to such Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that the Rating Agencies' ratings of the Class A Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

              SECTION 6.03. Limitation on Liability of the Depositor, the Master
                            Servicers and Others.

              None of the Depositor, either Master Servicer or any of the directors, officers, employees or agents of the Depositor or either Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, either Master Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on either Master Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, either Master Servicer and any director, officer, employee or agent of the Depositor or either Master Servicer may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, each Master Servicer and any director, officer, employee or agent of the Depositor or either Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder; provided, in the case of the Depositor, however, that reimbursements to the Depositor (and its directors, officers, employees and agents) in respect of the indemnification provided by this Section 6.03 shall in the aggregate not exceed $25,000 in any calendar year. Neither the Depositor nor either Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor and each Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, unless the Depositor or either Master Servicer acts without the consent of Holders of Certificates entitled to at least 51% of the Voting Rights (which consent shall not be necessary in the case of litigation or other legal action by either to enforce their respective rights or defend themselves hereunder), the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor (subject to the limitations set forth above) and each Master Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

              SECTION 6.04. Limitation on Resignation of the Master Servicers.

              Neither Master Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written consent of the Trustee and written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor and the Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the Class A Certificates. Any such determination pursuant to clause
(i) of the preceding sentence permitting the resignation of either Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of such Master Servicer and delivered to the Trustee. No resignation of either Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed such Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

              Except as expressly provided herein, neither Master Servicer shall assign nor transfer any of its rights, benefits or privileges hereunder to any other Person, nor delegate to or subcontract with, nor authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by such Master Servicer hereunder. If, pursuant to any provision hereof, the duties of either Master Servicer are transferred to a successor master servicer, the entire amount of the Servicing Fee and other compensation payable to such Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer.

              SECTION 6.05. Rights of the Depositor in Respect of the Master
                            Servicers.

              Each Master Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by such Master Servicer (and any such Sub-Servicer) in respect of such Master Servicer's rights and obligations hereunder and access to officers of such Master Servicer (and those of any such Sub-Servicer) responsible for such obligations. Upon request, each Master Servicer shall furnish to the Depositor and the Trustee its (and any such Sub-Servicer's) most recent financial statements and such other information relating to such Master Servicer's capacity to perform its obligations under this Agreement that it possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the related Master Servicer's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust Fund, and in either case, the Depositor or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of each Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of either Master Servicer under this Agreement or exercise the rights of either Master Servicer under this Agreement; provided that neither Master Servicer shall be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by either Master Servicer and is not obligated to supervise the performance of either Master Servicer under this Agreement or otherwise.

                                   ARTICLE VII

                                     DEFAULT

              SECTION 7.01. Master Servicer Events of Default.

              "Master Servicer Event of Default," wherever used herein, means any one of the following events; provided, however, that neither Master Servicer shall be obligated or liable for any default by the other Master Servicer:

                     (i) any failure by either Master Servicer to remit to the
              Trustee for distribution to the Certificateholders any payment (other than a P&I Advance required to be made from its own funds on any Master Servicer Remittance Date pursuant to Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to such Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                     (ii) any failure on the part of either Master Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of such Master Servicer contained in the Certificates or in this Agreement (or, if such Master Servicer is an Originator, the failure of such Originator to repurchase a Mortgage Loan as to which a breach has been established that requires a repurchase pursuant to the terms of Section 7 of the Mortgage Loan Purchase Agreement) which continues unremedied for a period of 45 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the related Master Servicer by the Depositor or the Trustee, or to the related Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights and (ii) actual knowledge of such failure by a Servicing Officer of the related Master Servicer; or

                     (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against either Master Servicer and if such proceeding is being contested by such Master Servicer in good faith such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or results in the entry of an order for relief or any such adjudication or appointment; or

                     (iv) either Master Servicer shall consent to the
              appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Master Servicer or of or relating to all or substantially all of its property; or

                     (v) either Master Servicer shall admit in writing its
              inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                     (vi) any failure by either Master Servicer of the Master
              Servicer Termination Test; or

                     (vii) any failure of either Master Servicer to make any P&I
              Advance on any Master Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Master Servicer Remittance Date.

If a Master Servicer Event of Default described in clauses (i) through (vi) of this Section shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the defaulting Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of such Master Servicer in its capacity as a Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Master Servicer Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the defaulting Master Servicer and the Depositor, terminate all of the rights and obligations of such Master Servicer in its capacity as a Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the defaulting Master Servicer of such written notice, all authority and power of such Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver on behalf of and at the expense of such Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The defaulting Master Servicer agrees, at its sole cost and expense, promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume such Master Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of such Master Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by such Master Servicer to the Collection Account held by or on behalf of such Master Servicer, the Distribution Account or any REO Account or Servicing Account held by or on behalf of such Master Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by such Master Servicer (provided, however, that such Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of P&I Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, REMIC I or this Agreement.

              SECTION 7.02. Trustee to Act; Appointment of Successor.

              (a) On and after the time a defaulting Master Servicer receives a notice of termination, the Trustee shall be the successor in all respects to such Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such Master Servicer (except for any representations or warranties of such Master Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(c) and its obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, such Master Servicer's obligations to make P&I Advances pursuant to Section 4.03; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make P&I Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by such Master Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trustee as successor to such Master Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the Servicing Fees and all funds relating to the Mortgage Loans to which such defaulting Master Servicer would have been entitled if it had continued to act hereunder (other than amounts which were due or would become due to such Master Servicer prior to its termination or resignation). Notwithstanding the above and subject to the next paragraph, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans, or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000 as the successor to such defaulting Master Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Master Servicer under this Agreement. No appointment of a successor to a defaulting Master Servicer under this Agreement shall be effective until the assumption by the successor of all of such Master Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the applicable Master Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to a defaulting Master Servicer under this Agreement, the Trustee shall act in such capacity as hereinabove provided.

              Upon removal or resignation of either Master Servicer, the Trustee, with the cooperation of the Depositor, (x) shall solicit bids for a successor Master Servicer as described below and (y) pending the appointment of a successor Master Servicer as a result of soliciting such bids, shall serve as Master Servicer of the Mortgage Loans serviced by such predecessor Master Servicer. The Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above (including the Trustee or any affiliate thereof). Such public announcement shall specify that the successor Master Servicer shall be entitled to the servicing compensation agreed upon between the Trustee, the successor Master Servicer and the Depositor; provided, however, that no such fee shall exceed the related Servicing Fee. Within thirty days after any such public announcement, the Trustee, with the cooperation of the Depositor, shall negotiate in good faith and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price they will pay to obtain such servicing. The Trustee upon receipt of the purchase price shall pay such purchase price to the Master Servicer being so removed, after deducting from any sum received by the Trustee from the successor to such Master Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities reasonably incurred hereunder. After such deductions, the remainder of such sum shall be paid by the Trustee to such Master Servicer at the time of such sale.

              (b) If either Master Servicer fails to remit to the Trustee for distribution to the Certificateholders any payment required to be made under the terms of the Certificates and this Agreement (for purposes of this Section 7.02(b), a "Remittance") because such Master Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of such Remittance is prohibited by Section 362 of the federal Bankruptcy Code, the Trustee shall upon notice of such prohibition, regardless of whether it has received a notice of termination under Section 7.01, advance the amount of such Remittance by depositing such amount in the Distribution Account on the related Distribution Date. The Trustee shall be obligated to make such advance only if (i) such advance, in the good faith judgment of the Trustee, can reasonably be expected to be ultimately recoverable from Stayed Funds and (ii) the Trustee is not prohibited by law from making such advance or obligating itself to do so. Upon remittance of the Stayed Funds to the Trustee or the deposit thereof in the Distribution Account by such Master Servicer, a trustee in bankruptcy or a federal bankruptcy court, the Trustee may recover the amount so advanced, without interest, by withdrawing such amount from the Distribution Account; however, nothing in this Agreement shall be deemed to affect the Trustee's rights to recover from such

Master Servicer's own funds interest on the amount of any such advance. If the Trustee at any time makes an advance under this Subsection which it later determines in its good faith judgment will not be ultimately recoverable from the Stayed Funds with respect to which such advance was made, the Trustee shall be entitled to reimburse itself for such advance, without interest, by withdrawing from the Distribution Account, out of amounts on deposit therein, an amount equal to the portion of such advance attributable to the Stayed Funds.

              SECTION 7.03. Notification to Certificateholders.

              (a) Upon any termination of either Master Servicer pursuant to
Section 7.01 above or any appointment of a successor to such Master Servicer pursuant to Section 7.02 above, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

              (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Master Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Master Servicer Event of Default shall have been cured or waived.

              SECTION 7.04. Waiver of Master Servicer Events of Default.

              Subject to Section 11.09(d), the Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Master Servicer Event of Default hereunder may waive such default or Master Servicer Event of Default; provided, however, that a default or Master Servicer Event of Default under clause (i) or (vii) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default or Master Servicer Event of Default, such default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

              SECTION 8.01. Duties of Trustee.

              The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Master Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

              The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

              No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                     (i) Prior to the occurrence of a Master Servicer Event of
              Default, and after the curing of all such Master Servicer Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

                     (ii) The Trustee shall not be personally liable for an
              error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                     (iii) The Trustee shall not be personally liable with
              respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

              SECTION 8.02. Certain Matters Affecting the Trustee.

              (a) Except as otherwise provided in Section 8.01:

                     (i) The Trustee may request and rely upon and shall be
              protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                     (ii) The Trustee may consult with counsel and any Opinion
              of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                     (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                     (iv) The Trustee shall not be personally liable for any
              action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                     (v) Prior to the occurrence of a Master Servicer Event of
              Default hereunder and after the curing of all Master Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

                     (vi) The Trustee may execute any of the trusts or powers
              hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                     (vii) The Trustee shall not be personally liable for any
              loss resulting from the investment of funds held in the Collection Account at the direction of the related Master Servicer pursuant to Section 3.12.

              (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

              SECTION 8.03. Trustee Not Liable for Certificates or Mortgage
                            Loans.

              The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 8.12) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Trustee and authentication of the Certificate Registrar on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or either Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by either Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 3.10.

              SECTION 8.04. Trustee May Own Certificates.

              The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

              SECTION 8.05. Trustee's Fees and Expenses.

              (a) The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trustee Fee and, to the extent that the funds therein are at anytime insufficient for such purpose, the Depositor shall pay such fees. The Trustee, or any director, officer, employee or agent of the Trustee, shall be indemnified by REMIC I and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement) incurred by the Trustee in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from either Master Servicer's actions or omissions in connection with this Agreement and the Mortgage Loans, (ii) that constitutes a specific liability of the Trustee pursuant to Section 10.01(c) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the Trustee's obligations under Article X hereof. It is understood by the parties hereto that a "claim" as used in the preceding sentence includes any claim for indemnification made by the Custodian under Section 3.2 of the Custodial Agreement.

              (b) Each Master Servicer agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense resulting from a breach of such Master Servicer's obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any payment hereunder made by either Master Servicer to the Trustee shall be from such Master Servicer's own funds, without reimbursement from REMIC I therefor.

              (c) The Trustee shall pay any annual rating agency fees of Fitch and S&P for ongoing surveillance from its own funds without right of reimbursement.

              SECTION 8.06. Eligibility Requirements for Trustee.

              The Trustee hereunder shall at all times be a corporation or an association (other than the Depositor, either Originator, the Seller, either Master Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

              SECTION 8.07. Resignation and Removal of the Trustee.

              The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, each Master Servicer and the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and each Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

              If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and each Master Servicer by the Depositor.

              The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and each Master Servicer by the Depositor.

              Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

              SECTION 8.08. Successor Trustee.

              Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee

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



shall deliver to the successor trustee all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

              No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

              Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

              SECTION 8.09. Merger or Consolidation of Trustee.

              Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

              SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

              Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of REMIC I or property securing the same may at the time be located, the applicable Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, such title to REMIC I, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the applicable Master Servicer and the Trustee may consider necessary or desirable. If the applicable Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Master Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

              In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

              Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

              Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


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



              SECTION 8.11. Appointment of Custodians.

              The Trustee may, with the consent of the Depositor and the related Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The appointment of any Custodian may at any time be terminated and a substitute Custodian appointed therefor upon the reasonable request of the related Master Servicer to the Trustee, the consent to which shall not be unreasonably withheld. The Trustee shall pay any and all fees and expenses of any Custodian in accordance with each Custodial Agreement. The Trustee initially appoints Texas Commerce Bank National Association, as Custodian, and the Depositor and each Master Servicer consent to such appointment. Subject to Article VIII hereof, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such Custodian. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. In no event shall the appointment of any Custodian pursuant to a Custodial Agreement diminish the obligations of the Trustee hereunder.

              SECTION 8.12. Appointment of Office or Agency.

              The Trustee will appoint an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.

              SECTION 8.13. Representations and Warranties of the Trustee.

              The Trustee hereby represents and warrants to each Master Servicer and the Depositor, as of the Closing Date, that:

              (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

              (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

              (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by each Master Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
       (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

              (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

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



                                   ARTICLE IX

                                   TERMINATION

              SECTION 9.01 Termination Upon Repurchase or Liquidation of the REMIC I Regular Interests.

              (a) Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, each Master Servicer and the Trustee with respect to the Mortgage Loans (other than the obligations of each Master Servicer to the Trustee pursuant to Section 8.05 and of each Master Servicer to provide for and the Trustee to make payments to the Holders of the related Class(es) of REMIC II Certificates and Class R-I Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by either Master Servicer of all Mortgage Loans and each REO Property remaining in REMIC I at a price (the "Termination Price") equal to the aggregate Purchase Price of all such Mortgage Loans, plus the appraised value of each such REO Property, if any, such appraisal to be conducted by an appraiser mutually agreed upon by the applicable Master Servicer and the Trustee in their reasonable discretion and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

              (b) The Master Servicers, acting jointly, shall have the right to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Master Servicers, as provided above, may elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) above only if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. For federal income tax purposes, the purchase by the Master Servicers of all Mortgage Loans and all REO Properties underlying the REMIC I Regular Interests is intended to facilitate a redemption of such REMIC I Regular Interests pursuant to a "cleanup call" within the meaning of Treasury regulation section 1.860G-2(j).

              (c) Notice of the liquidation of the REMIC I Regular Interests shall be given promptly by the Trustee by letter to Certificateholders mailed
(a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property remaining in REMIC I by the Master Servicers, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or
(b) otherwise during the month of such final distribution on or before the Determination Date in such month,

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



in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the REMIC II Certificates will be made upon presentation and surrender of the REMIC II Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the REMIC II Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the REMIC II Certificates at the office of the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to REMIC II Certificateholders. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I by the Master Servicers, each Master Servicer shall deliver to the Trustee for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month in which such distribution will be made an amount in immediately available funds equal to the portion of the Termination Price allocable to the Mortgage Loans master serviced by such Master Servicer. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly release or cause to be released to the Master Servicer the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

              (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with
Section 4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to remaining related non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to Salomon Brothers Inc all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

              Immediately following the deposit of funds in trust hereunder in respect of the REMIC I Regular Interests, the Trust Fund shall terminate.

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



              SECTION 9.02 Additional Termination Requirements.

              (a) In the event that the Master Servicers purchase all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I pursuant to Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

                     (i) The Trustee shall specify the first day in the 90-day
              liquidation period in a statement attached to REMIC I's and REMIC II's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of such Master Servicers;

                     (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to such Master Servicers for cash; and

                     (iii) At the time of the making of the final payment on the
              Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the applicable class of Residual Certificates all cash on hand in each of REMIC I and REMIC II (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

              (b) At the expense of the Master Servicers (or in the event of termination under Section 9.01(a)(ii), at the expense of the Trustee), the Trustee shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each of REMIC I and REMIC II pursuant to this Section 9.02.

              (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each of REMIC I and REMIC II, which authorization shall be binding upon all successor Certificateholders.

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



                                    ARTICLE X

                                REMIC PROVISIONS

              SECTION 10.01. REMIC Administration.

              (a) The Trustee shall elect to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-I Certificates shall be designated as the Residual Interests in REMIC I. The Class A Certificates, the Components (represented by the Class XS Certificates) and the Subordinate Certificates shall be designated as the Regular Interests in REMIC II and the Class R-II Certificates shall be designated as the Residual Interests in REMIC II. The Trustee shall not permit the creation of any "interests" in REMIC I or REMIC II (within the meaning of Section 860G of the
Code) other than the REMIC I Regular Interests and the interests represented by the Certificates.

              (b) The Closing Date is hereby designated as the "Startup Day" of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

              (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to either REMIC I or REMIC II that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Trustee, as agent for both of REMIC I's and REMIC II's tax matters person, shall
(i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving either REMIC I or REMIC II and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of the Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-IT, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

              (d) The Trustee shall prepare, sign and file all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. Each Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the Trust Fund as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article.

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



              (e) The Trustee shall perform on behalf of each of REMIC I and REMIC II all reporting and other tax compliance duties that are the responsibility of the REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of REMIC I and REMIC II. Each Master Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the Trust Fund, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

              (f) The Trustee shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and each Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to either REMIC I or REMIC II, endanger such status or result in the imposition of such a tax, nor shall either Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I or REMIC II or the respective assets of each, or causing REMIC I or REMIC II to take any action, which is not contemplated under the terms of this Agreement, each Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either REMIC I or REMIC II, and neither Master Servicer shall take any such action or cause either REMIC I or REMIC II to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of both REMIC I and REMIC II will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

              (g) In the event that any tax is imposed on "prohibited transactions" of either REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contributions to either such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section
10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the applicable Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by such Master Servicer of any of its obligations under Article III or this Article X, or otherwise (iii) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

              (h) On or before April 15 of each calendar year, commencing April 15, 1998, the Trustee shall deliver to each Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

              (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I and REMIC II on a calendar year and on an accrual basis.

              (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to either REMIC I or REMIC II other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section
2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

              (k) Neither the Trustee nor either Master Servicer shall enter into any arrangement by which REMIC I or REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

              SECTION 10.02. Prohibited Transactions and Activities.

              None of the Depositor, either Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to
Article II or III of this Agreement), nor acquire any assets for either REMIC I or REMIC II (other than REO Property acquired in respect of a defaulted Mortgage
Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to either REMIC I or REMIC II after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of either REMIC I or REMIC II as a REMIC or (b) cause either REMIC I or REMIC II to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

              SECTION 10.03. Master Servicer and Trustee Indemnification.

              (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and each Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or each Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

              (b) Each Master Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of such Master Servicer's covenants set forth in Article III or this Article X.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

              SECTION 11.01. Amendment.

              This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicers, the Trustee and, if applicable, the Custodian without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein or in any Custodial Agreement (including to give effect to the expectations of Certificateholders) or (iii) to make any other provisions with respect to matters or questions arising under this Agreement or in any Custodial Agreement which shall not be inconsistent with the provisions of this Agreement or such Custodial Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

              This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicers, the Trustee and the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or either Master Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

              Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on either REMIC I or REMIC II pursuant to the REMIC Provisions or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding.

              Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

              It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

              The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

              The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

              SECTION 11.02. Recordation of Agreement; Counterparts.

              To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

              For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

              SECTION 11.03. Limitation on Rights of Certificateholders.

              The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

              No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

              No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and (ii) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

              SECTION 11.04. Governing Law.

              This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

              SECTION 11.05. Notices.

              All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, Seven World Trade Center, New York, New York 10048,
Attention: Mortgage Finance Group (telecopy number (212) 783-3895), or such other address or telecopy number as may hereafter be furnished to each Master Servicer and the Trustee in writing by the Depositor, (b) in the case of Ameriquest Mortgage Company, 1100 Town & Country Road, 11th Floor, Orange, California 92868, Attention: Del Dillingham (telecopy number (714) 973-4535), or such other address or telecopy number as may hereafter be furnished to the Trustee, the other Master Servicer and the Depositor in writing by Ameriquest Mortgage Company, (c) in the case of Long Beach Mortgage Company, 1100 Town & Country Road, Suite 900, Orange, California 92868, Attention: General Counsel (telecopy number: (714) 543-6847), or such other address or telecopy number as may hereafter be furnished to the Trustee, the other Master Servicer and the Depositor in writing by Long Beach Mortgage Company and (d) in the case of the Trustee, Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479-0070,
Attention: Corporate Trust Services (telecopy number (612) 832-3539), with a copy to the Trustee at 11000 Broken Land Parkway, Columbia, Maryland 21044,
Attention: Securities

Administration Services (telecopy number (410) 884-2360), or such other address or telecopy number as may hereafter be furnished to each Master Servicer and the Depositor in writing by the Trustee. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

              SECTION 11.06. Severability of Provisions.

              If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

              SECTION 11.07. Notice to Rating Agencies.

              The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

              1.     Any material change or amendment to this Agreement;

              2. The occurrence of any Master Servicer Event of Default that has not been cured or waived;

              3. The resignation or termination of either Master Servicer or the Trustee;

              4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

              5. The final payment to the Holders of any Class of Certificates;

              6. Any change in the location of the Collection Account or the Distribution Account;

              7. Any event that would result in the inability of the Trustee, were it to succeed as Master Servicer, to make advances regarding delinquent Mortgage Loans; and

              8. The filing of any claim under either Master Servicer's blanket bond and errors and omissions insurance policy required by Section 3.14 or the cancellation or material modification of coverage under any such instrument.

              In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.02 and the Master Servicer, as required pursuant to Section 3.20 and Section 3.21, shall promptly furnish to each Rating Agency copies of the following:

              1. Each annual statement as to compliance described in Section 3.20; and

              2. Each annual independent public accountants' servicing report described in Section 3.21.

              Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Fitch Investors Service, Inc., One State Street Plaza, 33rd Floor, New York, New York 10004, and to Standard & Poor's Ratings Services, 25 Broadway, New York, New York 10004, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

              SECTION 11.08. Article and Section References.

              All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

              SECTION 11.09. Grant of Security Interest.

              It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

              IN WITNESS WHEREOF, the Depositor, the Master Servicers and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                                  SALOMON BROTHERS MORTGAGE
                                  SECURITIES VII, INC.,
                                  as Depositor


                                  By: /s/ Mark A. Hughes
                                      -----------------------------
                                  Name:   Mark A. Hughes
                                  Title:  Assistant Vice President



                                  AMERIQUEST MORTGAGE COMPANY,
                                  as Master Servicer


                                  By: /s/ Norman R. Gritsch
                                      -----------------------------
                                  Name:   Norman R. Gritsch
                                  Title:  Executive Vice President



                                  LONG BEACH MORTGAGE COMPANY,
                                  as Master Servicer


                                  By: /s/ Jeffery A Sorensen
                                      -----------------------------
                                  Name:   Jeffery A Sorensen
                                  Title:  Vice President



                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                  as Trustee


                                  By: /s/ Randall S. Reider
                                      -----------------------------
                                  Name:   Randall S. Reider
                                  Title:  Officer

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )



              On the ____ day of November 1997, before me, a notary public in and for said State, personally appeared Mark A. Hughes, known to me to be an Assistant Vice President of Salomon Brothers Mortgage Securities VII, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ----------------------------------
                                                    Notary Public

[Notarial Seal]

STATE OF ________        )
                         ) ss.:
COUNTY OF ________       )



              On the ____ day of November 1997, before me, a notary public in and for said State, personally appeared Jeffery A Sorensen, known to me to be a Vice President of Long Beach Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ----------------------------------
                                                    Notary Public


[Notarial Seal]

STATE OF ________        )
                         ) ss.:
COUNTY OF ________       )



              On the ____ day of November 1997, before me, a notary public in and for said State, personally appeared ______________, known to me to be a ________________ of Ameriquest Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        ----------------------------------
                                                    Notary Public

[Notarial Seal]

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )



              On the ____ day of November 1997, before me, a notary public in and for said State, personally appeared Randall S. Reider, known to me to be an Officer of Norwest Bank Minnesota, National Association, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such entity executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        ----------------------------------
                                                    Notary Public

[Notarial Seal]

                                   EXHIBIT A-1
                                   -----------


                          FORM OF CLASS A-1 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1997-LB6, Class A-1

Pass-Through Rate: 6.79% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. ____

Aggregate Certificate Principal Balance of Class A-1 Certificates as of the Issue Date: $94,376,000

Denomination:  $____________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K XT 0

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-1 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-2
                                   -----------


                          FORM OF CLASS A-2 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1997-LB6, Class A-2

Pass-Through Rate: 6.79% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. ______

Aggregate Certificate Principal Balance of Class A-2 Certificates as of the Issue Date: $23,642,000

Denomination:  $______________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K XU 7

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

A-2 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-3
                                   -----------


                          FORM OF CLASS A-3 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1997-LB6, Class A-3

Pass-Through Rate: 6.76% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. ____

Aggregate Certificate Principal Balance of Class A-3 Certificates as of the Issue Date: $53,814,000

Denomination:  $__________________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K XV 5

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-3 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-3 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

A-3 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-4
                                   -----------


                          FORM OF CLASS A-4 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1997-LB6, Class A-4

Pass-Through Rate: 6.91% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. _____

Aggregate Certificate Principal Balance of Class A-4 Certificates as of the Issue Date: $33,083,000

Denomination:  $_____________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K XW 3

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-4 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-4 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

A-4 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A-4 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-5
                                   -----------


                          FORM OF CLASS A-5 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1997-LB6, Class A-5

Pass-Through Rate: 7.24% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. _____

Aggregate Certificate Principal Balance of Class A-5 Certificates as of the Issue Date: $28,951,000

Denomination:  $________________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K XX 1

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-5 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-5 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-5 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-5 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

A-5 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A-5 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-6
                                   -----------


                          FORM OF CLASS A-6 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1997-LB6, Class A-6

Pass-Through Rate: 6.82% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. ____

Aggregate Certificate Principal Balance of Class A-6 Certificates as of the Issue Date: $30,176,000

Denomination:  $_______________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K XY 9

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-6 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-6 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-6 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-6 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

A-6 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A-6 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-7

                          FORM OF CLASS XS CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. BASED ON THE OID REGULATIONS AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT VECTOR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT UNDER WHICH THIS CERTIFICATE WAS ISSUED), USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $2,533.44 OF OID PER $100,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 7.77% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $51.20 PER $100,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Series 1997-LB6, Class XS

Variable Pass-Through Rate

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. ____

Aggregate Notional Amount of Class XS Certificates as of the Issue Date:
$301,762,488.97

Notional Amount:  $_____________________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K XZ 6

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the Notional Amount of this Certificate by the aggregate Notional Amount of the Class XS Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class XS Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class XS Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class XS Certificates, the aggregate initial Notional Amount of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Notional Amount of the Class XS Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Notional Amount of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and each REO Property remaining therein, and (ii) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class XS Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-8
                                   -----------


                          FORM OF CLASS B-1 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR
         CERTIFICATES AND THE RESIDUAL CERTIFICATES TO THE
         EXTENT DESCRIBED IN THE POOLING AND SERVICING
         AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1997-LB6, Class B-1

Pass-Through Rate: 7.00% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. _____

Aggregate Certificate Principal Balance of Class B-1 Certificates as of the Issue Date: $12,824,000

Denomination:  $______________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K YA 0

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-1 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-1 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-1 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

B-1 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3- 101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit G to the Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of this Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the

Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class B-1 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-9
                                   -----------


                          FORM OF CLASS B-2 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES, THE RESIDUAL CERTIFICATES AND THE CLASS B- 1 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1997-LB6, Class B-2

Pass-Through Rate: 7.00% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. _____

Aggregate Certificate Principal Balance of Class B-2 Certificates as of the Issue Date: $7,544,000

Denomination:  $______________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K YB 8

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-2 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-2 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-2 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

B-2 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class B-2 Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class B-2 Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3- 101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit G to the Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of this Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the

Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class B-2 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-10
                                  ------------


                          FORM OF CLASS B-3 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES, THE RESIDUAL CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1997-LB6, Class B-3

Pass-Through Rate: 7.00% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. _____

Aggregate Certificate Principal Balance of Class B-3 Certificates as of the Issue Date: $5,281,000

Denomination:  $______________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K YC 6

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-3 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-3 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-3 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-3 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

B-3 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3- 101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit G to the Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of this Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the

Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class B-3 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-11
                                  ------------


                          FORM OF CLASS B-4 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. BASED ON THE OID REGULATIONS AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT VECTOR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT UNDER WHICH THIS CERTIFICATE WAS ISSUED), USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $147.21 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 9.39% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $0.81 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

         THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES, THE RESIDUAL CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B- 3 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1997-LB6, Class B-4

Pass-Through Rate: 7.00% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. _____

Aggregate Certificate Principal Balance of Class B-4 Certificates as of the Issue Date: $5,885,000

Denomination:  $_______________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-4 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-4 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-4 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-4 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

B-4 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Master Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Master Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3- 101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit G to the Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of this Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class B-4 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-12
                                  ------------


                          FORM OF CLASS B-5 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. BASED ON THE OID REGULATIONS AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT VECTOR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT UNDER WHICH THIS CERTIFICATE WAS ISSUED), USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $351.90 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 13.92% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $1.63 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

         THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES, THE RESIDUAL CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE

         STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
         SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1997-LB6, Class B-5

Pass-Through Rate: 7.00% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. _____

Aggregate Certificate Principal Balance of Class B-5 Certificates as of the Issue Date: $3,168,000.

Denomination:  $_________________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-5 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-5 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-5 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-5 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

B-5 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Master Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Master Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3- 101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit G to the Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of this Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class B-5 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-13
                                  ------------


                          FORM OF CLASS B-6 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. BASED ON THE OID REGULATIONS AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT VECTOR (AS DEFINED IN THE PROSPECTUS SUPPLEMENT UNDER WHICH THIS CERTIFICATE WAS ISSUED), USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $675.33 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 28.55% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $1.83 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

         THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES, THE RESIDUAL CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B- 5 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE

         STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
         SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1997-LB6, Class B-6

Pass-Through Rate: 7.00% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. ___

Aggregate Certificate Principal Balance of Class B-6 Certificates as of the Issue Date: $3,018,288.97

Denomination:  $__________________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-6 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-6 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-6 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-6 Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

B-6 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Master Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Master Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3- 101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit G to the Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of this Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class B-6 Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-14
                                  ------------


                          FORM OF CLASS R-I CERTIFICATE

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL

         CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series 1997-LB6, Class R-I

Pass-Through Rate: 7.00% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No. ____

Aggregate Certificate Principal Balance of Class R-I Certificates as of the Issue Date: $100.00

Denomination:  $____________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K YD 4

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R-I Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in REMIC I created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-I Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-I Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

R-I Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3- 101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit G to the Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of this Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-I Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-I Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

         The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class R-I Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-15
                                  ------------


                         FORM OF CLASS R-II CERTIFICATE

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-
         UNITED STATES PERSON.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN 1 SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL

         CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series 1997-LB6, Class R-II

Pass-Through Rate: 6.79% per annum

Date of Pooling and Servicing Agreement and Cut-off Date:  November 1, 1997

First Distribution Date:  December 26, 1997

No.

Aggregate Certificate Principal Balance of Class R-II Certificates as of the Issue Date: $100.00

Denomination:  $____________

Master Servicers:  Long Beach Mortgage Company and Ameriquest Mortgage Company

Trustee:  Norwest Bank Minnesota, National Association

Issue Date:  November 25, 1997

CUSIP: 79548K YE 2

                            ASSET-BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional, one- to four-family, fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                            SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that ____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R-II Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-II Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-II Certificates, the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class

R-II Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset-Backed Certificates of the Series specified on the face hereof (hereinafter called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicers and the Trustee, with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3- 101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit G to the Agreement, which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of this Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-II Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-II Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

         The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans remaining therein. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining therein at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November 25, 1997

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Trustee


                                   By:__________________________________
                                             Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class R-II Certificates referred to in the within-mentioned Agreement.


                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Certificate Registrar


                                   By:__________________________________
                                             Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common         UNIF GIFT MIN ACT -    CUSTODIAN
                                                             ----------------
                                                              (Cust)   (Minor)
  TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                              to Minors Act
  JT TEN  - as joint tenants with right                      _________________
            of survivorship and not as                             (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Asset-Backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                      _______________________________________
                                      Signature by or on behalf of assignor


                                      _______________________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ____________________________________, account number
_____________________, or, if mailed by check, to ______________________________
______________________________. Applicable statements should be mailed to
___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                    EXHIBIT B
                                    ---------


                                   [RESERVED]

                                   EXHIBIT C-1
                                   -----------

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION

                                                 [Date]

Salomon Brothers Mortgage                        Ameriquest Mortgage Company
  Securities VII, Inc.                           1100 Town & Country Road
Seven World Trade Center                         Orange, California 92868
New York, New York  10048

Long Beach Mortgage Company
1100 Town & Country Road
Orange, California  92868

             Re: Pooling and Servicing Agreement, dated as of November 1, 1997, among Salomon Brothers Mortgage Securities VII, Inc.,
                  Long Beach Mortgage Company, Ameriquest Mortgage Company
                  and Norwest Bank Minnesota, N.A. Asset-Backed Certificates, Series 1997-LB6
                  --------------------------------------------------------------

Ladies and Gentlemen:

         Pursuant to Section 2.02 of the Pooling and Servicing Agreement, attached hereto is the Custodial Initial Certification delivered by Texas Commerce Bank National Association, as Custodian, pursuant to the Custodial Agreement dated as of November __, 1997, by and among Norwest Bank Minnesota, N.A., Salomon Brothers Mortgage Securities VII, Inc., Long Beach Mortgage Company, Ameriquest Mortgage Company and Texas Commerce Bank National Association.

         The Trustee (nor the Custodian on its behalf) has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability,effectiveness or suitability of any such Mortgage Loan.

                              NORWEST BANK MINNESOTA, N.A.



                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                   EXHIBIT C-2
                                   -----------


                       FORM OF TRUSTEE FINAL CERTIFICATION


                                                              [Date]

Salomon Brothers Mortgage
  Securities VII, Inc.
Seven World Trade Center
New York, New York  10048

Long Beach Mortgage Company
1100 Town & Country Road
Orange, California  92868

Ameriquest Mortgage Company
1100 Town & Country Road
Orange, California  92868

            Re: Pooling and Servicing Agreement, dated as of November 1, 1997, among Salomon Brothers Mortgage Securities VII, Inc.,
                  Long Beach Mortgage Company, Ameriquest Mortgage Company
                  and Norwest Bank Minnesota, N.A. Asset-Backed Certificates, Series 1997-LB6
                  -----------------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

                (i) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost; and

               (ii) an original recorded Assignment of the Mortgage to the Trustee together with the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

              (iii) the original lender's title insurance policy.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                        NORWEST BANK MINNESOTA, N.A.



                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                    EXHIBIT D
                                    ---------


                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This is a Mortgage Loan Purchase Agreement (the "Agreement"), dated November 21, 1997, among Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation (the "Purchaser"), Long Beach Mortgage Company, a Delaware corporation (an "Originator" or "Long Beach"), Ameriquest Mortgage Company, a Delaware corporation (an "Originator" or "Ameriquest") and Salomon Brothers Realty Corp., a New York corporation (the "Seller").

                              PRELIMINARY STATEMENT

                  The Seller intends to sell the Mortgage Loans (as hereinafter defined) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Mortgage Loans identified on Part A of the Closing Schedule (as hereinafter defined) (the "Long Beach Loans") were purchased by the Seller from Long Beach pursuant to a certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 2, 1997 (the "Long Beach Purchase and Servicing Agreement"), between the Seller, as initial purchaser and Long Beach, as seller and servicer. The mortgage loans identified on Part B of the Closing Schedule (the "Ameriquest Loans") were purchased by the Seller from Ameriquest pursuant to a certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 1996 (the "Ameriquest Purchase and Servicing Agreement"), between the Seller, as initial purchaser and Ameriquest, as seller and servicer. The Purchaser intends to deposit the Mortgage Loans into a mortgage pool comprising the trust fund. The trust fund will be evidenced by a single series of asset-backed certificates designated as Series 1997-LB6, (the "Certificates"). The Certificates will consist of sixteen classes of certificates. The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, Norwest Bank Minnesota, National Association, as trustee, and the Originators, as master servicers (in such capacity, the "Master Servicers"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The parties hereto agree as follows:

                  SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before November 25, 1997 (the "Closing Date"), certain fixed-rate conventional residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on November 1, 1997 (the "Cut-off Date") of approximately $301,762,589 (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received.

                  SECTION 2. MORTGAGE LOAN SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that together shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

                  SECTION 3. CONSIDERATION.

                           (a) In consideration for the Mortgage Loans to be
purchased hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase Price") equal to approximately 107.8128% times the Closing Balance, plus accrued interest thereon from the Cut-off Date up to but not including the Closing Date.

                           (b) The Purchaser or any assignee, transferee or
designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

                           (c) Pursuant to the Pooling and Servicing Agreement,
the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the related Certificateholders.

                  SECTION 4. TRANSFER OF THE MORTGAGE LOANS.

                           (a) POSSESSION OF MORTGAGE FILES. The Seller does
hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the pos session of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

                           (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller
will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

                  (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable pooling and servicing agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                  (ii) the original Mortgage with evidence of recording thereon;

                  (iii) an original Assignment of Mortgage executed in the following form: "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable pooling and servicing agreement";

                  (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                  (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                  (vi) the original lender's title insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor.

                  Notwithstanding anything to the contrary contained in this
Section 4, if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon (1) delivery by or on behalf of the Seller promptly upon receipt thereof to or on behalf of the Purchaser or any assignee, transferee or designee of the Purchaser of either the original or a copy of such document certified by the related Originator in the case of (x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such copy is certified by such Originator delivery promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original.

                  In the event that the original lender's title insurance policy has not yet been issued, the Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. The Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Seller of any such original title insurance policy or original Primary Mortgage Insurance Policy.

                  Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller or either Originator, shall be so held for the benefit of the Purchaser or its assignee, transferee or designee.

                           (c) ACCEPTANCE OF MORTGAGE LOANS. The documents
delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                           (d) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser
has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller or either Originator, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller or either Originator under this Agreement will be promptly reimbursed by the Seller or the related Originator, as applicable.

                           (e) EXAMINATION OF MORTGAGE FILES. Prior to the
Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser, for examination, the Mortgage File pertaining to each Mortgage Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

                  SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                             SELLER AND THE ORIGINATORS.

                  (a) Long Beach, with respect to itself, the Long Beach Loans and the related Mortgaged Properties only, and Ameriquest, with respect to itself, the Ameriquest Loans and the related Mortgaged Properties only, each hereby represents and warrants to the Seller and the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

                           (i) Such Originator is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Originator in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement;

                           (ii) Such Originator had the full corporate power and
authority to originate, hold and sell each Mortgage Loan and has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of such Originator the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Purchaser, constitutes a legal, valid and binding obligation of such Originator, enforceable against such Originator in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                           (iii) The execution and delivery of this Agreement by
such Originator, the servicing of the Mortgage Loans by such Originator under the Pooling and Servicing Agreement, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of such Originator and will not (A) result in a breach of any term or provision of the charter or by-laws of such Originator or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which such Originator is a party or by which it may be bound, or any statute, order or regulation applicable to such Originator of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Originator; and such Originator is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Originator's knowledge, would in the future materially and adversely affect, (x) the ability of such Originator to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of such Originator taken as a whole;

                           (iv) No consent, approval, authorization or order of
any court or governmental agency or body is required for the execution, delivery and performance by such Originator of, or compliance by such Originator with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, such Originator has obtained the same;

                           (v) Such Originator is an approved seller/servicer
for FNMA or FHLMC in good standing and is a HUD approved mortgagee pursuant to
Section 203 of the National Housing Act; and

                           (vi) No litigation is pending against such Originator
that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of such Originator to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                  (b) The Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, and covenants, that:

                           (i) The Seller is a corporation, duly organized and
validly existing and in good standing under the laws of the State of New York with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller had the full corporate power and authority to acquire the Mortgage Loans. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

                           (ii) This Agreement has been duly and validly
authorized, executed and delivered by the Seller, all requisite corporate action having been taken, and (assuming the due authorization, execution and delivery hereof by the Purchaser and the Originators) constitutes the valid, legal and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities;

                           (iii) No consent, approval, authorization or order
of, registration or filing with, or notice to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compli ance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

                           (iv) No certificate of an officer, statement or other
information furnished in writing or report delivered by the Seller to the Purchaser, any affiliate of the Purchaser or the Trustee for use in connection with the purchase of the Mortgage Loans and the transactions contemplated hereunder and under the Pooling and Servicing Agreement will contain any untrue statement of a material fact, or omit a material fact necessary to make the information, certificate, statement or report not misleading in any material respect.

                           (v) Neither the sale of the Mortgage Loans to the
Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the certificate of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property, or results or will result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any docu ments or instruments evidencing or securing the Mortgage Loans;

                           (vi) The Seller has not dealt with any broker,
investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                           (vii) There is no litigation currently pending or, to
the best of the Seller's knowledge, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery, performance or enforceability of this Agreement or that would result in a material adverse change in the financial condition of the Seller;

                           (viii) Each Mortgage Note, each Mortgage, each
Assignment and any other document required to be delivered by or on behalf of the Seller under this Agreement or the Pooling and Servicing Agreement to the Purchaser or any assignee, transferee or designee of the Purchaser for each Mortgage Loan has been or will be, in accordance with Section 4(b) hereof, delivered to the Purchaser or any such assignee, transferee or designee. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with the Pooling and Servicing Agreement, except for such documents that (A) have been delivered (1) to the Purchaser or any assignee, transferee or designee of the Purchaser or (2) for recording to the appropriate public recording office and have not yet been returned or (B) are not required to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser until 90 days following the Closing Date or such later date as provided in Section 4;

                           (ix) The transfer, assignment and conveyance of the
Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

                           (x) The Seller (A) is a solvent entity and is paying
its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due;

                           (xi) The form of endorsement of each Mortgage Note
satisfied the requirement, if any, of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note; and each Assignment to be delivered hereunder is in recordable form and is sufficient to effect the assignment of and to transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which that Assignment relates;

                           (xii) The transfer of the Mortgage Loans to the
Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets; and

                           (xiii) Immediately prior to the sale of the Mortgage
Loans to the Purchaser as herein contemplated, the Seller had good title to, and was the sole owner of, the Mortgage Loans, and such sale validly transfers the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

                           (xiv) With respect to the Mortgage Loans, the Seller
hereby represents and warrants, as of the date hereof and as of the Closing Date, that each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860(G)(a)(3) of the Code.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES OF LONG BEACH AND
                             AMERIQUEST RELATING TO THE MORTGAGE LOANS.

         (a) REPRESENTATIONS AND WARRANTIES AS TO INDIVIDUAL MORTGAGE LOANS. Long Beach, with respect to itself, the Long Beach Loans and the related Mortgaged Properties only, and Ameriquest, with respect to itself, the Ameriquest Loans and the related Mortgaged Properties only each hereby represents and warrants to the Seller and the Purchaser, that as of the Closing
Date:

                           (i) The information set forth on the related Mortgage
Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

                           (ii) Except as set forth on Exhibit 1, all payments
due prior to the Cut- off Date have been made and none of the Mortgage Loans will have been contractually delinquent for more than one calendar month more than once since the origination thereof;

                           (iii) Each Mortgage is a valid and enforceable first
lien on the Mortgaged Property, including all improvements thereon, subject only to (a) the lien of nondelinquent current real property taxes and assessments,
(b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                           (iv) Immediately prior to the assignment of the
Mortgage Loans to the Purchaser pursuant to the Long Beach Purchase and Servicing Agreement or the Ameriquest Purchase and Servicing Agreement, as the case may be, the related Originator had good title to, and was the sole legal and beneficial owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and has full right and authority, subject to no interest or participation of, or agreement with, any other party to sell and assign the same;

                           (v) To the best of the related Originator's
knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property;

                           (vi) There is no valid offset, defense or
counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                           (vii) To the best of the related Originator's
knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in (xi) below;

                           (viii) To the best of the related Originator's
knowledge, each Mortgaged Property is free of material damage and is in average repair;

                           (ix) Each Mortgage Loan at origination complied in
all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

                           (x) Neither the related Originator nor any prior
holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Seller and the Purchaser and which has been delivered to the Custodian); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

                           (xi) A lender's policy of title insurance together
with a condominium endorsement and extended coverage endorsement, if applicable, was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, the transfer of the related Mortgage Loan to the Seller and Purchaser will not affect the validity or enforceability of such policy and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC, which policy insures the related Originator and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; to the best of the related Originator's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including such Originator, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                           (xii) Each Mortgage Loan was originated by the
related Originator or by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act and, if originated on behalf of such Originator by a Person other than such Originator, is subject to the same standards and procedures used by such Originator in originating mortgage loans directly;

                           (xiii) Except for Balloon Loans, the related Mortgage
Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Interest Rate. No Mortgage Loan is subject to negative amortization.


                           (xiv) To the best of the related Originator's
knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                           (xv) All inspections, licenses and certificates
required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                           (xvi) All parties which have had any interest in the
Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                           (xvii) The Mortgage Note and the related Mortgage are
genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                           (xviii) The proceeds of each Mortgage Loan have been
fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                           (xix) The related Mortgage contains customary and
enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                           (xx) With respect to each Mortgage constituting a
deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                           (xxi) Each Mortgage Note and each Mortgage is in
substantially one of the forms attached hereto as Exhibit 2;

                           (xxii) There exist no deficiencies with respect to
escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the related Originator have been capitalized under the Mortgage or the related Mortgage Note;

                           (xxiii) The origination, underwriting and collection
practices used by the related Originator with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business;

                           (xxiv) There is no pledged account or other security
other than real estate securing the Mortgagor's obligations;

                           (xxv) No Mortgage Loan has a shared appreciation
feature, or other contingent interest feature;

                           (xxvi) No Mortgage Loan provides for primary mortgage
insurance;

                           (xxvii) The improvements upon each Mortgaged Property
are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of the outstanding principal balance of the related Mortgage Loan or the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies and flood policies referred to in clause (xxviii) below contain a standard mortgagee clause naming the related Originator or the original mortgagee, and its successors in interest, as mortgagee, and such Originator has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                           (xxviii) If the Mortgaged Property is in an area
identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or
(C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

                           (xxix) There is no default, breach, violation or
event of acceleration existing under the Mortgage or the related Mortgage Note; and the related Originator has not waived any default, breach, violation or event of acceleration;

                           (xxx) Each Mortgaged Property is improved by a one-
to four-family residential dwelling, including condominium units and dwelling units in planned unit developments, which, to the best of the related Originator's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law;

                           (xxxi) There is no obligation on the part of the
related Originator or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor;

                           (xxxii) Any future advances made prior to the Cut-off
Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                           (xxxiii) Each Mortgage Loan was underwritten in
accordance with the related Originator's underwriting guidelines as described in the Prospectus Supplement;

                           (xxxiv) The Mortgage File contains an appraisal which
was performed by an appraiser who satisfied, and which was conducted in accordance with, all of the applicable requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended;

                           (xxxv) None of the Mortgage Loans is a graduated
payment mortgage loan, nor is any Mortgage Loan subject to a temporary buydown or similar arrangement;

                           (xxxvi) With respect to each Mortgage Loan, no loan
junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by the related Originator at the time of origination of such Mortgage Loan;

                           (xxxvii) The characteristics of the Long Beach Loans
and the Ameriquest Loans as set forth on Part A and Part B of Exhibit 1, respectively, hereto are true and correct in all material respects;

                           (xxxviii) The Mortgage contains an enforceable
provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

                           (xxxix) The related Originator has not advanced
funds, or induced, solicited or knowingly received any advance of funds by a party other than the mortgagor, directly or indirectly, for the payment of any amount required under the mortgage loan;

                           (xl) There is no proceeding pending, or to best of
the related Originator's knowledge threatened, for the total or partial condemnation of the Mortgaged Property or the taking by eminent domain of any Mortgaged Property; and

                           [(xli) With respect to each Mortgage Loan identified
on the schedule attached hereto as Exhibit 8, the related mortgagor shall not fail to make the first Monthly Payment due under such Mortgage Loan within 30 days after the Due Date on which such Monthly Payment was due.]

                  SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION
                             AND FOR BREACH OF REPRESENTATION AND WARRANTY.

         (a) The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of asset-backed certificates evidenc ing an interest in all or a portion of the Mortgage Loans. With respect to the representations and warranties contained herein which are made to the knowledge or the best of knowledge of the related Originator or the Seller, as the case may be, or as to which the related Originator or the Seller, as the case may be, has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the related Originator or the Seller, as the case may be, with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the related Originator or the Seller, as the case may be, shall take such action described in the following paragraph in respect of such Mortgage Loan.

         Upon discovery by the related Originator, the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by such Seller, and not transferred by the related Originator to the Seller (as listed on the Trustee's Preliminary Exception Report), as part of, any Mortgage File or of a breach of any of the representations and warranties contained in Section 5(a) or Section 6 that materially and adversely affects the value of any Mortgage Loan, the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others. Within ninety (90) days of its discovery or its receipt of notice of any such missing documentation which was not transferred to the Seller as described above or materially defective documentation or any such breach of a representation and warranty the related Originator promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event such Originator cannot deliver such missing document or such defect or breach cannot be cured, such Originator shall, within 90 days of its discovery or receipt of notice, either (i) repurchase the affected Mortgage Loan at a price equal to the greater of (A) the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (B) with respect to any Mortgage Loan repurchased as a result of a breach of the representation and warranty contained in Section 6(a)(xli), an amount equal to the product of the related purchase price percentage for such Mortgage Loan as specified on Exhibit 8 and the Stated Principal Balance of such Mortgage Loan as of the date of repurchase, or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans. With respect to Mortgage Loans where the Mortgage File is missing a material document that was transferred from an Originator to the Seller or upon discovery by such Originator, the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties contained in Section 5(b)(xi), (xiii) or (xiv) that materially and adversely affects the value of any Mortgage Loan, the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the others. Within ninety (90) days of its discovery or its receipt of notice of any such missing document or any such breach of a representation and warranty the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event the Seller cannot deliver such missing document or such defect or breach cannot be cured, the Seller shall, within 90 days of its discovery or receipt of notice, either (i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans. The related Originator or the Seller, as the case may be, shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement and the addition, if any, of a Qualified Substitute Mortgage Loan. The related Originator or the Seller, as the case may be, shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by deposit in the Collection Account of the amount of the Purchase Price in accordance with Section 2.03 of the Pooling and Servicing Agreement. In connection with the repurchase of any Mortgage Loan by the applicable Originator at the price indicated in clause (i)(B) above, any amounts in excess of the Purchase Price shall not be deposited in the Collection Account, but instead shall be paid to the Purchaser or its designee. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

         In addition, upon discovery by the Seller, the Purchaser, or any assignee, transferee or designee of the Purchaser that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering the breach shall give prompt written notice within two Business Days to the others. Within ninety (90) days of its discovery or its receipt of notice, the Seller promptly shall either (i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans.

                  (b) It is understood and agreed that the obligations of either Originator or the Seller, as the case may be, set forth in this Section 7 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Seller and the Purchaser against the related Originator respecting a missing or defective document or a breach of the representations and warranties contained in Section 5(a) or Section 6. It is understood and agreed that the obligations of the Seller set forth in this Section 7 to repurchase or substitute for a Mortgage Loan as to which a material document is missing constitute the sole remedies of the Purchaser against the Seller respecting a missing document.

                  SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood at 10:00 AM New York City time on the Closing Date.

                  The closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (b) All of the representations and warranties of the Originators under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (c) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

                  (d) The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

                  (e) All other terms and conditions of this Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price in immediately available funds.

                  SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

                           (a) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Originators, the Purchaser and Salomon Brothers Inc (the "Underwriter") may rely, in the form of Exhibit 3 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Seller under the laws of New York;

                           (b) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Purchaser and the Underwriter may rely, in the form of Exhibit 4 hereto, with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

                           (c) An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Originators, the Purchaser and the Underwriter, substantially in the form attached hereto as Exhibit 5;

                           (d) An Officer's Certificate of each Originator, dated the Closing Date, upon which the Seller, the Purchaser and the Underwriter may rely, in the form of Exhibit 6 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of such Originator under the laws of its state of incorporation;

                           (e) An opinion of Counsel of each Originator, dated the Closing Date and addressed to the Seller, the Purchaser and the Underwriter substantially in the form attached hereto as
                                    Exhibit 7;

                           (f) Such opinions of counsel as the Rating Agencies or the Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

                           (g) A letter from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's Prospectus Supplement, dated November 21, 1997 in the Summary under the subheading "The Mortgage Pool" and under the captions "The Mortgage Pool" and "Pooling and Servicing Agreement-- Ameriquest Mortgage Company," or "--Long Beach Mortgage Company", as the case may be, agrees with the records of the related Originator;

                           (h) Each Originator shall deliver to the Seller for inclusion in the Prospectus Supplement for Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1997-LB6, under the captions "The Mortgage Pool-- Underwriting Standards;
                                    Representations" and "Pooling and Servicing
                                    Agreement-- Ameriquest Mortgage Company," or
                                    "--Long Beach Mortgage Company", as the case may be, or for inclusion in other offering material such publicly available information regarding such Originator, its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards, lending activities and loan sales, production, and servicing and collection practices, and any similar nonpublic, unaudited financial information;

                           (i) A letter from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's Prospectus Supplement, dated November 21, 1997 under the captions "Summary of Prospectus Supplement", "Yield on the Certificates" and "Description of the Certificates" agrees with the records of the Seller; and

                           (j) Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request.

                  SECTION 10. COSTS. Each Originator shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of its related Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments of Mortgage, the fees and expenses of the related Originator's in-house accountants and in-house attorneys, the costs and expenses incurred in connection with producing the related Originator's loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(d) and 9(e). The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus, prospectus supplement, and private placement memorandum relating to the Certificates and other related documents, the initial fees, costs and expenses of the Trustee, the fees and expenses of the Seller's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates, the cost of outside special counsel that may be required for either Originator, the cost of obtaining the documents referred to in Section 9(g) and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                  SECTION 11. SERVICING. The Seller has represented to the Purchaser that the Mortgage Loans are being serviced under the Long Beach Purchase and Servicing Agreement or the Ameriquest Purchase and Servicing Agreement, as the case may be, with the related Originator, and it is understood and agreed by and among the Seller, the related Originator and the Purchaser that the interim servicing arrangements under the related Purchase and Servicing Agreement with the related Originator will be superseded by the servicing arrangements set forth in the Pooling and Servicing Agreement.

                  SECTION 12. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its ob ligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. The Seller agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Seller, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

                  Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 12 shall be deemed to have been released.

                  SECTION 13. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, or such other address as may hereafter be furnished to the Seller and the Originators in writing by the Purchaser; if to the Seller, addressed to the Seller at Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, or to such other address as the Seller may designate in writing to the Purchaser and the Originators; if to Long Beach, addressed to Long Beach at 1100 Town & Country Road, Suite 900, Orange, California 92868, Attention: General Counsel, or to such other address as Long Beach may designate in writing to the Purchaser, the Seller and Ameriquest; and if to Ameriquest, addressed to Ameriquest at 1100 Town & Country Road, 11th Floor, Orange, California 92868, Attention: Del Dillingham, or to such other address as Ameriquest may designate in writing to the Purchaser, the Seller and Long Beach.

                  SECTION 14. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unen forceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 15. AGREEMENT OF PARTIES. The Originators, the Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

                  SECTION 16. SURVIVAL. (a) The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

                  (b) Each Originator agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Seller and the Purchaser notwithstanding any investigation heretofore or hereafter made by the Seller or the Purchaser or on the behalf of either of them, and that the representations, warranties and agreements made by each Originator herein or in any such certificate shall continue in full force and effect, notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

                  SECTION 17. INDEMNIFICATION. (a) Each Originator will indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against any losses, claims, damages or liabilities to which such Purchaser or such controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement dated November 21, 1997 (the "Prospectus Supplement"), as amended or supplemented, relating to the public offering of the Certificates, representing interests in the Mortgage Loans, or in any other offering document (the "Private Placement Memorandum") relating to the offering by the Purchaser or an affiliate thereof, of the Class B-4, Class B-5 and Class B-6 Certificates, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information set forth in the Prospectus Supplement insofar as such information relates to such Originator or is contained in the computer tape provided by such Originator in respect of the Mortgage Loans sold by such Originator to the Seller, in the Summary under the subheadings "Originators," "Master Servicers" and "The Mortgage Pool" and under the captions "The Mortgage Pool -- General", "-- Underwriting Standards; Representations" and "Pooling and Servicing Agreement -- Ameriquest Mortgage Company," or "-- Long Beach Mortgage Company", as the case may be, (and substantially identical information approved by such Originator set forth in the Private Placement Memorandum relating to the Class B-4, Class B-5 and Class B-6 Certificates) (collectively, the "Originator Information") and will reimburse the Purchaser and each such controlling person for any legal or other expenses reasonably incurred by such Purchaser and each such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. Each Originator's liability under this Section 17 shall be in addition to any other liability such Originator may otherwise have.

                  (b) The Purchaser agrees to indemnify and hold harmless the Originators, their officers and directors, and each person who controls the Seller within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Prospectus or Private Placement Memorandum, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of the date thereof and as of the Closing Date, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with the Originator Information and will reimburse each Originator and each such controlling person for any legal or other expenses reasonably incurred by such Originator and each such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The Purchaser's liability under this
Section 17 shall be in addition to any other liability the Purchaser may otherwise have.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 17(a) or 17(b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties (for purposes of this Section, each Originator shall be considered separately). Such firm shall be designated in writing by the Purchaser, in the case of parties indemnified pursuant to clause 17(a) and by the related Originator, in the case of parties indemnified pursuant to clause 17(b). The indemnifying party may, at its option, at any time upon written notice to the indemnified party, assume the defense of any proceeding and may designate counsel satisfactory to the indemnified party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

                  (d) If the indemnification provided for in this Section 17 is unavailable to an indemnified party under Section 17(a) or 17(b) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Purchaser and the Originators agree that it would not be just and equitable if contribution pursuant to Section 17 were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in Section 17(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 17 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 17, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution agreements contained in this Section 17 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,

(ii) any investigation made by the Purchaser or any person controlling the Purchaser or by or on behalf of either Originator and their respective directors or officers or any person controlling such Originator, and (iii) acceptance of and payment for any of the Certificates.

                  SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 19. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforce ment of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the forego ing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to
Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the Purchaser, the Seller and the Originators have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.


                                       By:______________________________________
                                          Name:   Mark A. Hughes
                                          Title:  Assistant Vice President



                                       SALOMON BROTHERS REALTY CORP.


                                       By:______________________________________
                                          Name:   Mark A. Hughes
                                          Title:  Authorized Agent



                                       LONG BEACH MORTGAGE COMPANY


                                       By:______________________________________
                                          Name:
                                          Title:



                                       AMERIQUEST MORTGAGE COMPANY


                                       By:______________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT 1


                                     PART A
                                     ------

                  Characteristics of the Mortgage Loans as delivered on the Closing Date:

                  All references to "Mortgage Loan" or "Mortgage Loans" on this Part A of Exhibit 1 shall be a reference to a Long Beach Loan or the Long Beach Loans.

                  All percentages set forth herein are based upon the aggregate unpaid principal balances of the Mortgage Loans as of the Cut-off Date.

         (1) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 85.00%;

         (2) No more than 0.50% of the Mortgage Loans (measured by the Cut-off Date Principal Balance), are related to Mortgaged Properties located in any one zip code area;

         (3) Each Mortgaged Property is located in one of the states of Alabama, Arizona, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kentucky, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Washington, West Virginia and Wyoming;

         (4) No more than approximately 4.17% of the Mortgage Loans (measured by the Cutoff Date Principal Balance) are secured by condominium units; no more than 0.81% of the Mortgage Loans are secured by investor condominium units; and all condominium Mortgage Loans have been originated on a form acceptable to FNMA or FHLMC with such riders as have been acceptable to FNMA or FHLMC, as the case may be;

         (5) No more than 4.95% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by two- to four-family dwellings. No more than 0.23% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by Town Houses. No more than 1.18% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by Manufactured Housing. No more than 6.30% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by dwelling units in PUDs. Approximately 82.35% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by detached one-family dwellings;

         (6) No Mortgage Loan had a principal balance in excess of $500,000 at origination;

         (7)      Each Mortgage Loan was originated on or after March 1997;

         (8) On the basis of representations made by the Mortgagors in their loan applications, no more than 9.92% of the Mortgage Loans are secured by investor properties and at least 90.08% of the Mortgage Loans are owner-occupied Mortgaged Properties (in each case measured by the Cut-off Date Principal Balance);

         (9) The Mortgage Interest Rates borne by the Mortgage Loans as of the Cut-off Date ranged from 7.50% per annum to 14.84% per annum and the weighted average Mortgage Interest Rate as of the Cut-off Date was 10.11% per annum;

         (10) As of the Cut-off Date, approximately 25.63% of the Mortgage Loans were rate/term refinancings, approximately 53.40% of the Mortgage Loans were cash out refinancings and approximately 20.97% of the Mortgage Loans were made to purchase the related Mortgaged Properties, in each case measured by the Cut-off Date Principal Balance;

         (11) No more than 59.06% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) were originated by the related Originator under such Originator's "Full Documentation" mortgage loan program, no more than 10.18% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) were originated by the related Originator under such Originator's "Fast Trac", "QuickCredit", or "QuickCredit Fast Trac" mortgage loan programs, no more than 30.76% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) were originated by the related Originator under such Originator's "Stated Income Documentation" mortgage loan program;

         (12) With respect to the related Originator's underwriting risk categories, 64.30%, 10.99%, 10.02%, 6.12%, 8.03%, 0.52% and
                  0.02% of the Mortgage Loans constitute A- Risk Mortgage Loans, B+ Risk Mortgage Loans, B Risk Mortgage Loans, B- Risk Mortgage Loans, C Risk Mortgage Loans, C- Risk Mortgage Loans and D Risk Mortgage Loans, respectively, in each case measured by the Cut-off Date Principal Balance; and

         (13) Mortgage Loan exceptions referred to in Section 6(a)(ii) are set forth below:

                                                                       EXHIBIT 1


                                     PART B
                                     ------

                  Characteristics of the Mortgage Loans as delivered on the Closing Date:

                  All references to "Mortgage Loan" or "Mortgage Loans" on this Part B of Exhibit 1 shall be a reference to an Ameriquest Loan or the Ameriquest Loans.

                  All percentages set forth herein are based upon the aggregate unpaid principal balances of the Mortgage Loans as of the Cut-off Date.

         (1) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 85.00 %;

         (2) No more than 0.46% of the Mortgage Loans (measured by the Cut-off Date Principal Balance), are related to Mortgaged Properties located in any one zip code area;

         (3) Each Mortgaged Property is located in one of the states of Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Montana, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Washington and Wyoming;

         (4) No more than approximately 1.18% of the Mortgage Loans (measured by the Cutoff Date Principal Balance) are secured by condominium units; no more than 0.56% of the Mortgage Loans are secured by investor condominium units; and all condominium Mortgage Loans have been originated on a form acceptable to FNMA or FHLMC with such riders as have been acceptable to FNMA or FHLMC, as the case may be;

         (5) No more than 5.52% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by two- to four-family dwellings. No more than 0.62% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by Town Houses. No more than 1.33% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by Manufactured Housing. No more than 1.99% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by dwelling units in PUDs. Approximately 88.79% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by detached one-family dwellings;

         (6) No Mortgage Loan had a principal balance in excess of $490,000 at origination;

         (7)      Each Mortgage Loan was originated on or after February 1997;

         (8) On the basis of representations made by the Mortgagors in their loan applications, no more than 7.50% of the Mortgage Loans are secured by investor properties and at least 92.50% of the Mortgage Loans are owner-occupied Mortgaged Properties (in each case measured by the Cut-off Date Principal Balance);

         (9) The Mortgage Interest Rates borne by the Mortgage Loans as of the Cut-off Date ranged from 7.00% per annum to 14.00% per annum and the weighted average Mortgage Interest Rate as of the Cut-off Date was 9.65% per annum;

         (10) As of the Cut-off Date, approximately 54.01% of the Mortgage Loans were rate/term refinancings, approximately 44.91% of the Mortgage Loans were cash out refinancings, approximately 1.08% of the Mortgage Loans were made to purchase the related Mortgaged Properties;

         (11) No more than 81.68% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) were originated by the related Originator under such Originator's "Full Documentation" mortgage loan program, no more than 9.25% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) were originated by the related Originator under such Originator's "Fast Trac", "QuickCredit", or "QuickCredit Fast Trac" mortgage loan programs, no more than 9.07% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) were originated by the related Originator under such Originator's "Stated Income Documentation" mortgage loan program;

         (12) With respect to the related Originator's underwriting risk categories, 0.08%, 60.41%, 14.00%, 9.47%, 6.73%, 7.84%, 1.15%
                  and 0.32% of the Mortgage Loans constitute A Risk Mortgage Loans, A- Risk Mortgage Loans, B+ Risk Mortgage Loans, B Risk Mortgage Loans, B- Risk Mortgage Loans, C Risk Mortgage Loans, C- Risk Mortgage Loans and D Risk Mortgage Loans, respectively, in each case measured by the Cut-off , Date Principal Balance; and

         (13) Mortgage Loan exceptions referred to in Section 6(a)(ii) are set forth below:

                                                                       EXHIBIT 2


                FORM OF MORTGAGE NOTE AND MORTGAGE/DEED OF TRUST

                                                                       EXHIBIT 3


                  [FORM OF OFFICER'S CERTIFICATE OF THE SELLER]

                          Salomon Brothers Realty Corp.

                              Officer's Certificate


                  I, ________________, hereby certify that I am the duly appointed Authorized Agent of Salomon Brothers Realty Corp., a New York corporation (the "Seller"), and further certify as follows:

                  1. Attached hereto is a true and correct copy of the Certificate of Incorporation and By-laws of the Seller, all of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Incorporation of the Seller since December 20, 1982, and no such amendment has been authorized. There has been no amendment or other document filed affecting the By-laws of the Seller since October 7, 1986, and no such amendment has been authorized. Attached hereto is a good standing certificate issued by the Secretary of State of the State of New York with respect to the Seller. No event has occurred since the date thereof that, to the best knowledge of the undersigned, has affected the good standing of the Seller under the laws of New York.

                  2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Seller which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Seller's ability to perform its obligations under the Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement"), dated November __, 1997, among the Seller, Long Beach Mortgage Company, Ameriquest Mortgage Company and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"). No proceedings looking toward merger, consolidat ion or liquidation, dissolution or bankruptcy of the Seller are pending or contemplated, except as publicly disclosed.

                  3. Each person who, as an officer or representative of the Seller, signed the Mortgage Loan Purchase Agreement and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Mortgage Loan Purchase Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. All of the representations and warranties of the Seller under the Mortgage Loan Purchase Agreement are true and correct in all material respects as of the Closing Date subject, in the case of the Closing Schedule delivered pursuant to the Mortgage Loan Purchase Agreement, to such amendments thereto as were duly made on or before the date hereof and no event has occurred with respect to the Seller which, with notice or the passage of time or both, would constitute a default under the Mortgage Loan Purchase Agreement.

                  5. The information set forth in the Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement is true and correct in all material respects.

                  6. The transactions contemplated in the Mortgage Loan Purchase Agreement will be reported as a sale in the Seller's financial reports.

                  7. The information contained in the Depositor's Prospectus Supplement, Asset- Backed Certificates, Series 1997-LB6, dated November __, 1997, and the Depositor's Private Placement Memorandum, dated November __, 1997, relating to the Mortgage Loans, the Seller and its loan portfolio, specifically the information in the summary under the caption "The Mortgage Pool," is true and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  8. With respect to its sale of the Mortgage Loans and the transactions and undertakings contemplated by the Mortgage Loan Purchase Agreement, the Seller has complied in all material respects with all the obligations by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Closing Date.

                  9. Capitalized terms used but not defined herein shall have the meanings assigned in the Mortgage Loan Purchase Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:
                                            By:_________________________________
                                            Name:
                                            Title:     Authorized Agent



                  I, ___________________, an ________________ of Salomon
Brothers Realty Corp., hereby certify that ________________ is a duly appointed, qualified and acting Authorized Agent of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:
                                            By:_________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT 4

                  [FORM OF OFFICER'S CERTIFICATE OF THE SELLER]

                 Salomon Brothers Mortgage Securities VII, Inc.
                            Asset-Backed Certificates
                                 Series 1997-LB6

                                 CERTIFICATE OF
                          SALOMON BROTHERS REALTY CORP.


                  Reference is made to the sale of mortgage loans (the "Mortgage Loans") by Salomon Brothers Realty Corp. ("SBRC") to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated November __, 1997, among SBRC, Long Beach Mortgage Company, Ameriquest Mortgage Company and the Depositor (the "Purchase Agreement"), and the simultaneous issuance of Asset-Backed Certificates, Series 1997-LB6, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class XS, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class R-I and Class R-II (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Pooling and Servicing Agreement") among the Depositor, as depositor, Long Beach Mortgage Company and Ameriquest Mortgage Company, as master servicers (the "Master Servicers") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). In consideration for its purchase of the Mortgage Loans, the Depositor will deliver to SBRC immediately available funds. The Depositor will sell the Certificates to Salomon Brothers Inc (the "Underwriter") for offer and sale pursuant to the terms of an Underwriting Agreement, dated November __, 1997 (the "Underwriting Agreement"), between the Depositor and the Underwriter. The Purchase Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement together, are hereinafter collectively referred to as the "Agreements". Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreements.

                  The undersigned is a duly appointed Authorized Agent of Salomon Brothers Realty Corp. and hereby certifies after reasonable investigation that:


                  1. The price to be paid to SBRC for the Mortgage Loans will have been paid in full at the closing of the sale pursuant to the Purchase Agreement, and no agreement or arrangement exists or will exist that permits the modification of the consideration for the Mortgage Loans subsequent to that sale. SBRC will not have any right or obligation to repurchase any Mortgage Loan, except as provided in the Purchase Agreement.

                  2. Each Mortgage Note and each related Mortgage has been appropriately prepared and duly executed and delivered by the related Mortgagor, and each Mortgage has been appropriately recorded in the applicable jurisdiction and any intervening endorsement of any Mortgage Note, and any intervening assignment of any Mortgage, which was required in order to transfer to SBRC ownership of the Mortgage Loans, was obtained and completed.

                  3. Each Mortgage Note has been endorsed or assigned in a manner that satisfies any requirement necessary to transfer to the Trustee all right, title and interest of the party so endorsing or assigning, as noteholder or transferee thereof, in and to that Mortgage Note, as provided in the Purchase Agreement and the Pooling and Servicing Agreement. Each Assignment to the Trustee is in recordable form and is sufficient to effect the assignment and transfer to the Depositor of the benefits of the assignor, as original mortgagee or assignee thereof, under each Mortgage to which that Assignment relates, as provided in the Purchase Agreement and the Pooling and Servicing Agreement. Each Assignment to the Trustee has been or will be appropriately recorded to the extent required under applicable law, as provided in the Pooling and Servicing Agreement.

                  4. Each original Mortgage Note, each original recorded Mortgage, each original recorded intervening Assignment and each Assignment to the Trustee has been delivered to the Trustee at the direction of the Depositor, and the Trustee will maintain continuous actual possession of each of the foregoing in the State of New York. Neither the Trustee nor any agent of the Trustee that has or will have possession of any Mortgage Note, Mortgage or Assignment is, or will be, at any time during the term of the Pooling and Servicing Agreement, an affiliate of SBRC or otherwise under the direct or indirect control of SBRC.

                  5. Immediately prior to the transfer of the Mortgage Loans by SBRC to the Depositor, SBRC was the sole owner of each Mortgage Loan, free and clear of any and all prior liens, mortgages, security interests, pledges, participation interests, adverse claims, charges or other equities or encumbrances of any nature, and had full right and authority to sell, assign and transfer the Mortgage Loans.

                  6. No Mortgage Note, Mortgage or other document constituting part of the Mortgage File reflects or will reflect on its face any interest that is inconsistent with the ownership interest of SBRC in and to the Mortgage Loans or the transfer of the Mortgage Loans by SBRC to the Depositor.

                  7. The transfer of the Mortgage Loans by SBRC to the Depositor as provided in the Purchase Agreement is intended by SBRC to be, and is in fact, a contemporaneous exchange in which SBRC receives new value.

                  8. SBRC was solvent at all relevant times prior to, and will not be rendered insolvent by, the transfer of the Mortgage Loans to the Depositor.

                  9. SBRC did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of SBRC's creditors.

                  10. None of SBRC, the Depositor, the Master Servicers or the Trustee, or any agent acting on behalf of any of them, has been or will become a party to any fraud or illegality affecting any Mortgage Loan or Certificate.

                  11. No breach of the Agreements by any party, misrepresentation or failure by any party to perform all acts required to be performed prior to the Closing Date, or fraud or mistake on the part of any party to the Agreements in connection with the transactions contemplated by the Agreements, has occurred or will occur.

                  12. No party to the Agreements has taken or will take any action that is unreasonable, arbitrary or capricious, or that is not taken in good faith or in a commercially reasonable manner, affecting the Mortgage Loans in connection with the transactions contemplated by the Agreements.

                  13. There is not and will not be any other agreement among the parties to the Agreements that modifies or otherwise supplements the agreement of the parties as expressed in the Agreements.

                  14. SBRC does not have and will not have any right to modify or alter the terms of the transfer of the Mortgage Loans by SBRC to the Depositor, or to substitute or add any mortgage loan thereafter, except as provided in the Agreements.

                  15. SBRC will not take any action that is inconsistent with the ownership interest in the Mortgage Loans evidenced by the Certificates. SBRC will promptly indicate to other persons or entities, when a response is appropriate, that the Mortgage Loans were transferred by SBRC to the Depositor. SBRC will not claim any ownership interest directly in the Mortgage Loans other than that represented by Certificates in which it may have an ownership interest from time to time.

                  16. Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, SBRC will report the transfer of the Mortgage Loans to the Depositor, as provided in the respective Purchase Agreements as a sale of all of its interest in the Mortgage Loans. SBRC has been advised by or has confirmed with its independent public accountants for similar transactions that the sale will be so classified under GAAP in accordance with Statement No. 125 of the Financial Accounting Standards Board.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of November __, 1997.


                                            SALOMON BROTHERS REALTY CORP.


                                            By:_________________________________
                                            Name:
                                            Title:       Authorized Agent

                                                                       EXHIBIT 5

                   [FORM OF OPINION OF COUNSEL TO THE SELLER]

                                November __, 1997


Salomon Brothers Mortgage
  Securities VII, Inc.
Seven World Trade Center
New York, New York 10048

Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ameriquest Mortgage Company
1100 Town & Country Road
Orange, California 92868

Long Beach Mortgage Company
[1100 Town & Country Road]
[Orange, California 92868]

                  Re: Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Certificates Series 1997-LB6
                       ----------------------------------------------

Ladies and Gentlemen:

                  We have acted as counsel to Salomon Brothers Realty Corp. (the "Seller") in connection with the sale of mortgage loans (the "Mortgage Loans") by the Seller to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated November __, 1997, among the Seller, Long Beach Mortgage Company, Ameriquest Mortgage Company and the Depositor (the "Agreement"). This opinion is being delivered to you pursuant to Section 9(c) of the Agreement. Capitalized terms used but not defined herein have the meanings set forth in the Agreement or in agreements referred to therein.

                  In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and we do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. In addition, we do not express any opinion on any issue not expressly addressed below.

                  In rendering this opinion letter, we have examined the Agreement, the certificate of incorporation and by-laws of the Seller and such records and other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of

Salomon Brothers Mortgage Securities VII, Inc.
Salomon Brothers Inc
Ameriquest Mortgage Company
Long Beach Mortgage Company
November __, 1997                                                        Page 2.



the Seller contained in the Agreement, and where we have deemed appropriate, representations or certifications of officers of the Seller, the Depositor or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed, except as to the Seller, that all parties had the corporate power and authority to enter into and perform all obligations thereunder and, as to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the validity and binding effect and enforceability of such documents. We have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreement.

                  Based upon the foregoing, we are of the opinion that:

         1. The Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of New York and has the requisite corporate power to own its properties, to conduct its business as presently conducted by it, to own the Mortgage Loans, to transfer and convey the Mortgage Loans to the Depositor and to enter into and perform its obligations under the Agreement.

         2. The Agreement has been duly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, it will constitute a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (b) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

         3. No consent, approval, authorization or order of any State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the Agreement except for those consents, approvals, authorizations or orders that previously have been obtained.

         4. Neither the transfer of the Mortgage Loans as provided in the Agreement, nor the fulfillment of the terms of or the consummation of any other of the transactions contemplated by the Agreement, will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller or, to the best of our knowledge, will conflict with, result in a breach, violation or acceleration of or

[TPW: NY01:617514.5] 15527-01075  11/25/97 02:12PM

Salomon Brothers Mortgage Securities VII, Inc.
Salomon Brothers Inc
Ameriquest Mortgage Company
Long Beach Mortgage Company
November __, 1997                                                        Page 3.



                  constitute a default under, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound, or any State of New York or federal statute applicable to the Seller, or any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

         5. To the best of our knowledge, there are no actions, proceedings or investigations pending or threatened against the Seller before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated in the Agreement or (c) that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Agreement.

                  This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person is entitled to rely hereon. Copies of this letter may not be furnished to any other person, nor may any portion of this letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                             Very truly yours,

                                             THACHER PROFFITT & WOOD


                                             By

                                                                       EXHIBIT 6

               [FORM OF OFFICER'S CERTIFICATE OF EACH ORIGINATOR]

           [Long Beach Mortgage Company] [Ameriquest Mortgage Company]

                              Officer's Certificate


                  I, ____________________________, hereby certify that I am the duly elected _____________________________________, of _________________________
_____________, a Delaware corporation (the "Company"), and further certify, on behalf of the Company as follows:

                  1. Attached hereto as Attachment I is a true and correct copy of the Certificate of Incorporation and By-laws of the Company as in full force and effect on the date hereof. No event has occurred since ________________ which has affected the good standing of the Company under the laws of the State of Delaware

                  2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

                  3. Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Mortgage Loan Purchase Agreement (the "Purchase Agreement") dated November __, 1997 among the Company, Salomon Brothers Realty Corp. [other Originator] and Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII"), or (b) any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement dated as of November 1, 1997 among SBMS VII, the Company [other Originator] and Norwest Bank Minnesota, National Association (the "Pooling Agreement") was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on , 199_ (the "Resolutions") with respect to the transactions contemplated by the Purchase Agreement and the Pooling Agreement; said Resolutions have not been amended or modified, annulled or revoked and are in full force and effect on the date hereof.

                  5. All of the representations and warranties of the Company contained in the Purchase Agreement are true and correct in all material respects as of the Closing Date, and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Purchase Agreement.

                                                                         Page 2.



                  6. The Company has performed all of its duties and has satisfied all of the material conditions on its part to be performed or satisfied prior to the Closing Date.

                  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:  November __, 1997

        (Seal)                              [COMPANY]


                                            By:_________________________________
                                            Name:
                                            Title:


                  I, ________________________________, [Assistant] Secretary of
_______________________________, hereby certify that ___________________________
__________ is the duly elected, qualified and acting ___________________________
___________________ of _______________________________ and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  November __, 1997
                                            [COMPANY]


                                            By:_________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT 7

                [FORM OF OPINION OF COUNSEL FOR EACH ORIGINATOR]

TO:  Addressees on Schedule A


                                             November __, 1997


                  Re: Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Certificates' Series 1997-LB6
                         ----------------------------------------------

Ladies and Gentlemen:

         I am General Counsel of [Originator] (the "Company") and have acted as counsel to the Company in connection with the servicing by the Company of certain residential first mortgage loans (the "Mortgage Loans") pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), the Company, [other Originator] and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), relating to the issuance and sale by the Depositor of Asset-Backed Certificates, Series 1997-LB6, designated ____________________ _________________ (collectively, the "Certificates"). In connection with the sale and servicing of the Mortgage Loans, the Company has entered into the Custodial Agreement, dated as of November __, 1997, among the Trustee, the Company, [other Originator], the Depositor and Texas Commerce Bank National Association, as custodian (the "Custodial Agreement") and the Mortgage Loan Purchase Agreement, dated November __, 1997, among the Depositor, the Company [other Originator] and Salomon Brothers Realty Corp. (the "Purchase Agreement"); the Purchase Agreement, the Custodial Agreement, and the Pooling and Servicing Agreement, the "Agreements"). Capitalized terms not defined herein have the meanings set forth in the Agreements.

         As such counsel, I have examined original or reproduced or certified copies of the certificate of incorporation and bylaws of the Company, as amended to date, records of actions taken by the Board of Directors of the Company and copies of the Agreements, the Prospectus Supplement, dated November __, 1997 (the "Prospectus Supplement"), to the Prospectus, dated November __, 1997, relating to the Class __ Certificates. I have also examined such other documents, papers, statutes and authorities as I deem necessary as a basis for the opinions hereinafter set forth. In all such examinations made by me in connection with this opinion, I have assumed the genuineness of all signatures and the completeness and authenticity of all records and all documents submitted to me as copies thereof. As to various matters of fact relevant to the opinions hereinafter expressed, I have relied upon the representations and warranties contained in the Agreements and statements and certificates of officers and representatives of the Company. As to matters in Paragraph 5 below with respect to which I opine based on my knowledge, I have relied solely upon inquiries made to and responses received from officers and representatives of the Company and the documents furnished to me by representatives of the Company, which documents such representatives have informed me include the only material indentures, agreements and instruments to which the Company is a party or by which it or any of its properties or assets are bound.

         In addition to the foregoing, I have assumed that, if the Trustee, the Company or any Certificateholder seeks to enforce any of their respective rights under the Agreements, they will do so only in good faith and only in circumstances and in a manner in which it is commercially reasonable to do so.

         In addition to rendering legal advice and assistance to the Company in the course of the negotiation and preparation of the Agreements, involving, among other things, discussions and inquiries concerning various legal matters and the review of certain corporate records, documents and proceedings, I also participated in conferences with representatives of the Depositor and the Company's independent certified public accountants, at which the contents of the Prospectus Supplement and related matters were discussed and revised. I have not, however, except with respect to matters expressly covered by this opinion, independently verified the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement, and, due to the limitations inherent in the information available to me and the nature and extent of my participation in such conferences, I am unable to assume, and I do not assume, any responsibility for the accuracy, completeness or fairness of such statements.

         I express no opinion except as to (i) United States federal law and
(ii) the laws of the State of California.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. The Company is duly authorized and qualified to transact any and all business contemplated by the Agreements in any state in which a Mortgaged Property securing a Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

         2. The Company has the power to engage in the transactions contemplated by each and all of the Agreements and has all requisite power, authority and legal right to execute and deliver the Agreements and any other documents delivered in connection therewith and to perform and observe the terms and conditions of such instruments.

         3. Each of the Agreements has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Company, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general equity principles regardless of whether such enforcement is considered in a proceeding in equity or at law.

         4. No consent, approval, authorization, license, permit or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, any or all of the Agreements or the consummation of the transactions contemplated by the Agreements.

         5. The execution and delivery of the Agreements by the Company, the servicing of the Mortgage Loans by the Company, the consummation of any other of the transactions contemplated by the Agreements and the fulfillment of or compliance with the terms of the Agreements are in the ordinary course of business of the Company and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Company or (B) materially conflict with, result in a material breach, violation or acceleration of or result in a material default under the terms of any other material agreement or instrument of which I have knowledge to which the Company is a party or by which it may be bound, or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company; and the Company is not a party to, bound by or in material breach or violation of any material indenture or other material agreement or instrument of which I have knowledge, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the best of my knowledge, will in the future materially and adversely affect, (x) the ability of the Company to perform its obligations under the Agreements or (y) the business, operations, financial condition, properties or assets of the Company taken as a whole.

         6. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreements, the Certificates or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform its obligations under the terms of the Agreements.

         7. Based upon my participation, nothing has come to my attention that has caused me to believe that the information contained in the Prospectus Supplement, in the Summary under the subheadings "Originators", "Master Servicers" and "The Mortgage Pool" and under the captions "The Mortgage Pool--General", "--Underwriting Standards; Representations" and "Pooling and Servicing Agreement--The Originators and Master Servicers" in particular (but excluding the financial statements, the schedules and other financial and statistical data included therein as to which I express no opinion) insofar as such information relates to the Company or the Mortgage Loans sold by the Company to the Seller, includes an untrue statement of a material fact, or omits to state a material fact as of the date hereof, necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading.

         This opinion is solely for the benefit of the addressees hereof, and may not be relied upon in any manner by any other person or entity.

                                       Respectfully submitted,



                                       _______________________________

                                   SCHEDULE A



Salomon Brothers Mortgage               Fitch Investors Service, L.P.
  Securities VII, Inc.                  One State Street Plaza
Seven World Trade Center, 29th Floor    New York, New York 10004
New York, New York 10048


Standard and Poor's Rating Services     Norwest Bank Minnesota, N.A.
26 Broadway                             Norwest Center
New York, New York 10004                Sixth & Marquette
                                        Minneapolis, Minnesota 55479

Salomon Brothers Inc                    Texas Commerce Bank National Association
Seven World Trade Center                712 Main Street
New York, New York 10048                Houston, Texas 77002

                                                                       EXHIBIT 8


         MORTGAGE LOAN NUMBER                PURCHASE PRICE PERCENTAGE
         --------------------                -------------------------

                                   EXHIBIT E-1
                                   -----------


                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)



LOAN INFORMATION

         Name of Mortgagor: ______________________________

         Master Servicers
         Loan No.:          ______________________________

TRUSTEE/CUSTODIAN

         Name:              ______________________________

         Address:           ______________________________
                            ______________________________

         Trustee/Custodian
         Mortgage File No.: ______________________________

DEPOSITOR

         Name:             SALOMON BROTHERS MORTGAGE
                           SECURITIES VII, INC.

         Address:          ______________________________
                           ______________________________

         Certificates:     Asset-Backed Certificates,
                           Series 1997-LB6.

                  The undersigned Master Servicers hereby acknowledges that it has received from _______________________, as Trustee for the Holders of Asset-Backed Certificates, Series 1997-LB6, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of November 1, 1997, among the Trustee, the Depositor and the Master Servicers (the "Pooling and Servicing Agreement").

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( )    Mortgage recorded on _________________________ as instrument no.
       ____________________ in the County Recorder's Office of the County of
       _________________, State of __________________ in book/reel/docket
       _________________ of official records at page/image _____________.

( )    Deed of Trust recorded on ___________________ as instrument no.
       ________________ in the County Recorder's Office of the County of
       _________________, State of ____________________ in book/reel/docket
       _________________ of official records at page/image ______________.

( )    Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
       ___________________ as instrument no. _________ in the County Recorder's Office of the County of _______________, State of _______________________
       in book/reel/docket ____________ of official records at page/image
       ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )    ---------------------------------------------

( )    ---------------------------------------------

( )    ---------------------------------------------

( )    ---------------------------------------------

                  The undersigned Master Servicers hereby acknowledges and agrees as follows:

                  (1) The Master Servicers shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicers shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicers assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicers shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicers shall at all times be earmarked for the account of the Trustee, and the Master Servicers shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicers's possession, custody or control.

Dated:

                                        [Master Servicers]

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                   EXHIBIT E-2
                                   -----------


                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICERS' CERTIFICATE AND TRUST RECEIPT
                            ASSET-BACKED CERTIFICATES
                                 SERIES 1997-LB6


____________________________________________________ HEREBY CERTIFIES THAT
HE/SHE IS AN OFFICER OF THE MASTER SERVICERS, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:______________________      BORROWER'S NAME:________________________

COUNTY:___________________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLEC TION ACCOUNT PURSUANT TO
SECTION 3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


__________________________________      DATED:__________________________

/  /   VICE PRESIDENT

/  /   ASSISTANT VICE PRESIDENT

                                   EXHIBIT F-1
                                   -----------


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                     [Date]


[Trustee]
_____________________________
_____________________________


[Certificate Registrar]
_____________________________
_____________________________


       Re:     Salomon Brothers Mortgage Securities VII, Inc.,
               Asset-Backed Certificates, Series 1997-LB6,
               Class ___, representing a ___% Class ___ Percentage Interest
               ------------------------------------------------------------

Ladies and Gentlemen:

       In connection with the transfer by ________________ (the "Transferor") to ________________ (the "Transferee") of the captioned asset-backed certificates (the "Certificates"), the Transferor hereby certifies as follows:

       Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of November 1, 1997, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Long Beach Mortgage Company and Ameriquest

Mortgage Company as Master Servicers and Norwest Bank Minnesota, N.A. as Trustee (the "Pooling and Servicing Agreement"), pursuant to which Pooling and Servicing Agreement the Certificates were issued.

       Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        [Transferor]

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                    FORM OF TRANSFEREE REPRESENTATION LETTER


                                              [Date]


[Trustee]
____________________________
____________________________


[Certificate Registrar]
____________________________
____________________________


       Re:      Salomon Brothers Mortgage Securities VII, Inc.,
                Asset-Backed Certificates, Series 1997-LB6,
                Class ___, representing a ___% Class ___ Percentage Interest
                ------------------------------------------------------------

Ladies and Gentlemen:

       In connection with the purchase from ______________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), _______________ (the "Transferee") hereby certifies as follows:

              1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

              2. The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

       All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of November 1, 1997, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Long Beach Mortgage Company and Ameriquest Mortgage Company as Master Servicers and Norwest Bank Minnesota, N.A. as Trustee, pursuant to which the Certificates were issued.


                                        [TRANSFEREE]

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                                          ANNEX 1 TO EXHIBIT F-1
                                                          ----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, N.A., as Trustee and Certificate Registrar, with respect to the asset-backed certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

                  2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ BANK. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

         ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of
--------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

         ___ BROKER-DEALER. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

                  3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___      ___         Will the Transferee be purchasing the Certificates

         Yes      No          only for the Transferee's own account?

                  6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

                                        _________________________________
                                        Print Name of Transferee


                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                                          ANNEX 2 TO EXHIBIT F-1
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, N.A., as Trustee and Certificate Registrar, with respect to the asset-backed certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

                  2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because
(i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

____ The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of

Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

                  6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

                                        _________________________________
                                        Print Name of Transferee or Advisor


                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________


                                        IF AN ADVISER:


                                        _________________________________
                                        Print Name of Transferee

                    FORM OF TRANSFEREE REPRESENTATION LETTER


                  The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

                  1.       I am an executive officer of the Purchaser.

                  2. The Purchaser is a "qualified institutional buyer", as defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

                  3. As of the date specified below (which is not earlier than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.


Name of Purchaser_______________________________________________________________

By:      (Signature)____________________________________________________________

Name of Signatory_______________________________________________________________

Title___________________________________________________________________________

Date of this certificate________________________________________________________

Date of information provided in paragraph 3_____________________________________

                                   EXHIBIT F-2
                                   -----------


                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )


                  ___________________________________, being duly sworn,
deposes, represents and warrants as follows:

                  1. I am a ______________________ of
____________________________ (the "Owner") a corporation duly organized and existing under the laws of ______________, the record owner of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1997-LB6, [Class R-I] [and Class R-II] (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

                  2. The Owner (i) is and will be a "Permitted Transferee" as of ____________________, 199___ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

                  3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

                  4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5. The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

                  7. The Owner's taxpayer identification number is______________
_________________.

                  8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

                  10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

                  11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

                  12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

                  13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

                  14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

                  15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

                  16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 199___.

                                     [OWNER]


                                     By:_______________________________
                                     Name:_____________________________
                                     Title:      [Vice] President


ATTEST:


By:______________________________
Name:____________________________
Title:   [Assistant] Secretary




                  Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of __________, 199___.



                                   _____________________________________
                                               Notary Public


                                   County of______________________
                                   State of_______________________

                                   My Commission expires:

                          FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK  )
                   : ss. :
COUNTY OF NEW YORK )


                  ______________________________, being duly sworn, deposes, represents and warrants as follows:


1. I am a ____________________ of _____________________________ (the "Owner"), a
corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

                  2. The Owner is not transferring the [Class R-I][and Class R-II] (the "Residual Certificates") to impede the assessment or collection of any tax.

                  3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

                  4. The Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2. The Owner does not know or believe that any representation contained therein is false.

                  5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

                  6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 199___.

                                     [OWNER]


                                     By:______________________________
                                     Name:____________________________
                                     Title:      [Vice] President


ATTEST:


By:______________________________
Name:____________________________
Title:    [Assistant] Secretary




                  Personally appeared before me the above-named _______________ ___________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of __________, 199___.



                                   _________________________________
                                             Notary Public


                                   County of___________________
                                   State of____________________

                                   My Commission expires:

                                    EXHIBIT G
                                    ---------


            FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

                                                 _____________, 199__

Salomon Brothers Mortgage Securities VII, Inc.
Seven World Trade Center
New York, New York 10048

Norwest Bank Minnesota,
 National Association
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attention:  Corporate Trust Administration

Long Beach Mortgage Company
1100 Town & Country Road
Orange, California 92868

Ameriquest Mortgage Company
1100 Town & Country Road
Orange, California 92868


                        Re: Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Certificates, Series 1997-LB6, Class__
                             ---------------------------------------------------

Dear Sirs:

                  __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") $____________ Initial
Certificate Principal Balance of Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Certificates, Series 1997-LB6, Class ___ (the "Certificates"), issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of November 1, 1997 among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Long Beach Mortgage Company and Ameriquest Mortgage Company as Master Servicers (the "Master Servicers") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicers that the following statements in either (1) or
(2) are accurate:

       _____ (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee

       Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or
       Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation at 29 C.F.R. ss. 2510.3-101; or

       _____ (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicers to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and each of the following statements are accurate: (a) the Transferee is an insurance company; (b) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL);
       (c) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Transferee are exempt under PTCE 95-60; and (d) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by he same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of the Certificates.

                                        Very truly yours,


                                        ___________________________________

                                        By:________________________________
                                        Name:
                                        Title:

                                    EXHIBIT H
                                    ---------


                           FORM OF CUSTODIAL AGREEMENT

                               CUSTODIAL AGREEMENT


                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of November 25, 1997, by and among NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), LONG BEACH MORTGAGE COMPANY (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, a "Master Servicer"), AMERIQUEST MORTGAGE COMPANY (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, a "Master Servicer"), SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. (the "Depositor") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                          W I T N E S S E T H   T H A T :
                          - - - - - - - - - -   - - - -

                  WHEREAS, the Master Servicers, the Trustee and the Depositor have entered into a Pooling and Servicing Agreement, dated as of November 1, 1997, relating to the issuance of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1997-LB6 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor under the Pooling and Servicing Agreement, all upon the terms and conditions and sub ject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicers and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

                  Section 2.1. CUSTODIAN TO ACT AS AGENT; ACCEPTANCE OF MORTGAGE FILES. The Custodian, as the duly appointed agent and bailee of the Trustee for these purposes, hereby accepts the agency contemplated hereunder and acknowledges receipt as of the Closing Date of the documents listed in Section 2.1(a) and (b) and, as agent for the Trustee, agrees to verify receipt of the following documents pertaining to each of the Mortgage Loans identified on the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement listed in
Section 2.1(c), (d), (e) and (f) in accordance with Section 2.2 hereof:

                (a) the original Mortgage Note, endorsed in the following form:
         "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable pooling and servicing agreement, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                (b) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                (c) an original Assignment of the Mortgage executed in the following form: "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable pooling and servicing agreement";

                (d) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (c);

                (e) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                (f) the original lender's title insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  In furtherance of facilitating the acknowledgement of such receipt by the Custodian, the Trustee hereby instructs the Custodian to cause the endorsement or execution, as the case may be, of the documents listed in Section 2.1(a) and (c) to be completed by the Custodian in the forms prescribed by Section 2.1(a) and (c).

                  The related Master Servicer (in its capacity as Originator) promptly shall (and in no event later than five Business Days following the later of the Closing Date and the date of receipt by such Master Servicer of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Trust Fund, the Depositor, the Custodian, the Trustee, in the appropriate public office for real property records, each Assignment referred to in clauses (c) and (d) of this Section 2.1. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the related Master Servicer (in its capacity as Originator) promptly shall prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  Notwithstanding anything to the contrary contained in this
Section 2.1, in those instances where either (x) the public recording office has not returned the original Mortgage, power of attorney or Assignment or (y) the public recording office retains the original Mortgage, power of attorney or Assignment after it has been recorded or such document has been lost, the obligations of the Depositor hereunder shall be deemed to have been satisfied upon (1) delivery by the Depositor, the related Originator or the Trustee to the Custodian of a copy of such Mortgage, power of attorney or Assignment certified by such Originator in the case of (x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such copy is certified by the related Originator delivery to the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original. Upon delivery to the Depositor, the related Originator or the Trustee (x) by the public recording office of any recorded original Mortgage, power of attorney or Assignment or (y) by a title insurance or escrow company of any lender's title insurance policy, the Depositor, such Originator or the Trustee, as the case may be, promptly shall (and in no event later than five Business Days following such receipt) deliver such document to the Custodian. The Depositor shall deliver or cause to be delivered to the Custodian promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan shall hereinafter be referred to as the "Mortgage File".

                  In the event that any original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian.

                  In the event of any failure of any party to deliver any document as provided above, the Custodian shall give prompt written notice of such failure to the other parties to this Agreement. Once the Custodian has given notice of such failure it is to continue to hold the Mortgage Loan and Mortgage File unless otherwise directed.

                  The parties hereto agree and acknowledge that prior to the transfer and sale of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, all Mortgage Loan documents delivered to the Custodian for the benefit of the Depositor and the possession by the Custodian of such Mortgage Loan Documents shall be at the will of the Depositor and such possession by the Custodian shall be in a custodial capacity only.

                  Section 2.2. REVIEW OF MORTGAGE FILES. The Custodian agrees, for the benefit of the Trustee, and the Certificateholders, to review each Mortgage File within 5 days after receipt of such Mortgage File (but in no event later than two Business Days prior to the Closing Date) and to certify in substantially the form attached hereto as Exhibit One that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(e)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (ix),
(x), (xiii), (xv) and (xvii) through (xx) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (e) of Section 2.1.

                  The Mortgage Files will be delivered to the Custodian not less than 2 days prior to the Closing Date.

                  Prior to the first anniversary date of this Agreement the Custodian shall deliver to the Trustee, the Depositor and the Master Servicers a final certification in the form annexed hereto as Exhibit Two evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the Trustee, the Depositor and the Master Servicers.

                  Section 2.3. NOTIFICATION OF DEFECTS. Upon discovery by the Custodian of a defect with respect to a Mortgage File (including without limitation a missing or defective document contained therein), the Custodian shall give prompt written notice specifying such defect to the Trustee.

                  Section 2.4. RELEASE OF MORTGAGE FILES. Upon (i) the payment in full of any Mortgage Loan, or (ii) the purchase or repurchase of any Mortgage Loan pursuant to Section 2.03 of the Pooling and Servicing Agreement, or (iii) substitution of a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, and upon receipt by the Custodian of a certificate signed by a Servicing Officer stating that all amounts required by the Pooling and Servicing Agreement in connection with such payment, repurchase or substitution have been deposited in the Collection Account pursuant to Section 3.10 of the Pooling and Servicing Agreement, the Custodian shall promptly release the related Mortgage File to the Depositor or the related Master Servicer, as the case may be.

                  From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodian, shall, upon request of the related Master Servicer and delivery to the Custodian of a Request for Release, release the related Mortgage File to such Master Servicer. Such Request for Release shall obligate the related Master Servicer to return each and every document previously requested from the Mortgage File to the Custodian when the need therefor by such Master Servicer no longer exists, unless: (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account; or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and such Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Property, the related Mortgage File shall be released by the Custodian to the related Master Servicer.

                  The Custodian shall, at the expense of any Certificateholder and upon such Certificateholder's request, provide a written report to such Certificateholder of all Mortgage Files released to either Master Servicer for servicing purposes.

                  Section 2.5. AUDIT AND EXAMINATION OF MORTGAGE FILES. Upon reasonable notice to the Custodian, the Trustee, the Master Servicers, the Depositor or any agent of any of them will be permitted, during normal business hours, to examine the Mortgage Files, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans.

                  Section 2.6. COPIES OF MORTGAGE FILES. Upon the reasonable request of the Trustee, the related Master Servicer or the Depositor, the Custodian shall provide to the Trustee, such Master Servicer or the Depositor, as the case may be, copies of the documents which constitute the Mortgage Files. The Trustee shall pay all reasonable costs and expenses incurred by the Custodian in preparing such copies, which shall be in accordance with the Custodian's then-current fee schedule.

                  Section 2.7. SAFEKEEPING. The Custodian shall segregate the Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, and agrees to hold the Mortgage Files on behalf of the Trustee for the use and benefit of all present and future Certificateholders and to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling and Servicing Agreement, and at all times to maintain a current inventory thereof and to conduct periodic physical inspections of the Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee to verify the accuracy of such inventory and record keeping. The Custodian will promptly report to the Trustee any failure on its part to hold the Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

                  Section 2.8. ADMINISTRATION; REPORTS. In general, the Custodian shall attend to all nondiscretionary details in connection with maintaining custody of the Mortgage Files on behalf of the Trustee, and to provide the Trustee with notification of any change in status of any Mortgage File. In addition, the Custodian shall assist the other parties hereto, who are preparing routine reports to Certificateholders, at the request of any such party, or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Mortgage Files.


                                   ARTICLE III

                            Concerning the Custodian

                  Section 3.1. CUSTODIAN A BAILEE AND AGENT OF THE TRUSTEE. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian hereby agrees to act as the agent and bailee of the Trustee, and to hold such documents, in trust, for the exclusive use and benefit of all present and future Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Custodian may not delegate any of its duties hereunder without the prior written consent of the Trustee. The Custodian shall segregate and maintain all documents constituting the Custodian's Mortgage File received by it for the benefit of the Certificateholders in secure facilities in accordance with customary standards for such custody. The Mortgage Note and Assignment of Mortgage shall be maintained in secure fireproof facilities. Except upon compliance with the provisions of Section 2.4 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be deliv ered by the Custodian to the Depositor, or either Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. INDEMNIFICATION. The parties hereto acknowledge that the Trustee, the Depositor and the Master Servicers shall not be liable for the acts of the Custodian hereunder. The Custodian agrees to indemnify the Trustee, the Depositor and the Master Servicers and any director, officer, employee or agent of the Trustee, the Depositor and the Master Servicers for, and to hold them harmless against, any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, incurred by them arising out of, or in connection with, any suit, claim or other action relating to the Custodian's performance of this Agreement. Such indemnification shall survive the termination or discharge of this Agreement, and the resignation or removal of the Custodian hereunder.

                  The Trustee agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, or because of the Custodian's negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement.

                  Section 3.3. CUSTODIAN MAY OWN CERTIFICATES. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. TRUSTEE TO PAY CUSTODIAN'S FEES AND EXPENSES. The Trustee covenants and agrees to pay to the Custodian monthly on each Distribution Date, and the Custodian shall be entitled to, a fee of 1/12 of 0.0035% per annum multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the first Distribution Date, as of the Cut-off Date) as compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Trustee will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.5. CUSTODIAN MAY RESIGN; TRUSTEE MAY REMOVE CUSTODIAN. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans by giving written notice thereof to the Depositor, the Master Servicers, and the Trustee. Upon receiving such notice of resignation, the Trustee shall either: (1) take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicers, and the Custodian or (2) promptly appoint a successor Custodian by written instrument, in duplicate, which instrument shall be delivered to the resigning Custodian and to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution or a trust company subject to supervision by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicers of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor.

                  In the event of the removal or resignation of the Custodian, the Custodian shall transfer all files to the successor Custodian within 60 days after receipt of tender of notice of removal or resignation.

                  Section 3.6. MERGER OR CONSOLIDATION OF CUSTODIAN. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, provided such Person shall be able to satisfy the requirements in
Section 3.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. REPRESENTATIONS OF THE CUSTODIAN. The Custodian hereby represents that it is a depository institution or a trust company subject to supervision by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Mortgage File.

                  Section 3.8. LIABILITY OF THE CUSTODIAN. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

                  Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for its or their breach of its or their obligations hereunder, or by its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed by it or them to be within the purview of this Custodial Agreement, even if advised of the possibility of such damages.

                  Section 3.9. INSURANCE. The Custodian shall, at its own expense, maintain in full force and effect at all times during the existence of this Agreement the following:

                           (a)  fidelity insurance;
                           (b)  theft of documents insurance; and
                           (c)  forgery insurance.

All such insurance shall be in amounts with standard coverage and subject to deductibles as is customary for insurance typically maintained by depository institutions or trust companies which act as custodians, which insurance may be self-insurance. The minimum coverage under any such insurance shall be at least equal to the corresponding amounts required by FNMA in the FNMA Mortgage-Backed Securities Selling and Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide. The Custodian shall, upon written request, provide to the Depositor or the Trustee a copy of any policy or certificate of insurance required to be maintained by the Custodian pursuant to this Agreement.


                                   ARTICLE IV

                            Miscellaneous Provisions

                  Section 4.1. NOTICES. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by first class mail, postage prepaid, or by express delivery service, at the addresses shown on the first page hereof, or such other address as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                  Section 4.2. AMENDMENTS. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Depositor, the Master Servicers nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 4.3. GOVERNING LAW. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                  Section 4.4. COUNTERPARTS. For purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.5. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


                                       NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION,
                                       as Trustee
Address:
                                       By:______________________________________
Norwest Center                         Name:
Sixth & Marquette                      Title:
Minneapolis, Minnesota 55479



                                       TEXAS COMMERCE BANK NATIONAL
                                       ASSOCIATION,
                                       as Custodian
Address:
                                       By:______________________________________
                                       Name:
                                       Title:



                                       AMERIQUEST MORTGAGE COMPANY
                                       as Master Servicer

                                       By:______________________________________
                                       Name:
                                       Title:



                                       LONG BEACH MORTGAGE COMPANY,
                                       as Master Servicer
Address:
                                       By:______________________________________
1100 Town & Country Road                     Name:
Orange, California 92868               Title:

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.,
                                       as Depositor
Address:
                                       By:______________________________________
Seven World Trade Center               Name:   Mark A. Hughes
New York, New York 10048               Title:  Assistant Vice President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


                  On the ___ day of November, 1997 before me, a notary public in and for said State, personally appeared Mark A. Hughes, known to me to be an Assistant Vice President of Salomon Brothers Mortgage Securities VII, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________________
                                                       Notary Public


[Notarial Seal]

STATE OF _______________)
                        ) ss.:
COUNTY OF ______________)


                  On the ___ day of November, 1997 before me, a notary public in and for said State, personally appeared __________________, known to me to be a ____________________ of Long Beach Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________________
                                                       Notary Public


[Notarial Seal]

STATE OF _______________)
                        ) ss.:
COUNTY OF ______________)


                  On the ___ day of November, 1997 before me, a notary public in and for said State, personally appeared __________________, known to me to be a ____________________ of Ameriquest Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________________
                                                       Notary Public


[Notarial Seal]

STATE OF _______________)
                        ) ss.:
COUNTY OF ______________)


                  On the ___ day of November, 1997 before me, a notary public in and for said State, personally appeared _______________________________________, known to me to be a Vice President of Norwest Bank Minnesota, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________________
                                                       Notary Public


[Notarial Seal]

STATE OF _______________)
                        ) ss.:
COUNTY OF ______________)


                  On the ___ day of November, 1997 before me, a notary public in and for said State, personally appeared ______________________, known to me to be a ___________________ of Texas Commerce Bank National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________________
                                                       Notary Public


[Notarial Seal]

                     EXHIBIT ONE TO THE CUSTODIAL AGREEMENT
                     --------------------------------------


                     FORM OF CUSTODIAN INITIAL CERTIFICATION


                                             November __, 1997



Salomon Brothers Mortgage
Securities VII, Inc.
Seven World Trade Center
New York, New York  10048


[Master Servicer]

[Master Servicer]

[Trustee]


       Re: Custodial Agreement, dated November __, 1997, among Salomon Brothers Mortgage Securities VII, Inc., Long Beach Mortgage Company, Ameriquest Mortgage Company, Norwest Bank Minnesota, N.A., and
            Texas Commerce Bank National Association Asset-Backed Certificates, Series 1997-LB6


Ladies and Gentlemen:

       In accordance with Section 2.2 of the above-referenced Custodial Agreement, the undersigned, as Custodian, hereby certifies, subject to the exceptions noted on the attached report, that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report as not being covered by this certification), it has reviewed the Mortgage File and determined that (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(e)) required to be delivered to it pursuant to the Custodial Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items
(i) through (iii), (vi), (ix), (x), (xiii), (xv), and (xvii) through (xx) of the definition of "Mortgage Loan Schedule" in the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

       The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (e) of Section
2.1 of the Custodial Agreement.

       Capitalized words and phrases used herein shall have the meanings assigned to them in the above-captioned Custodial Agreement.

                                       TEXAS COMMERCE BANK
                                       NATIONAL ASSOCIATION


                                       By:____________________________

                                       Name:

                                       Title:

                     EXHIBIT TWO TO THE CUSTODIAL AGREEMENT
                     --------------------------------------


                      FORM OF CUSTODIAN FINAL CERTIFICATION


                                             [Date]



Salomon Brothers Mortgage
Securities VII, Inc.
Seven World Trade Center
New York, New York  10048

Attention: ___________________


[Master Servicer]

[Master Servicer]

[Trustee]


       Re: Custodial Agreement, dated November __, 1997, among Salomon Brothers Mortgage Securities VII, Inc., Long Beach Mortgage Company, Ameriquest Mortgage Company, Norwest Bank Minnesota, N.A., and
            Texas Commerce Bank National Association Asset-Backed Certificates, Series 1997-LB6

Ladies and Gentlemen:

       In accordance with Section 2.2 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it has received:

              (i) the original Mortgage Note, endorsed in the following form:
       "Pay to the order of Norwest Bank Minnesota, N.A., as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable pooling and servicing agreement, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

              (ii) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost; and

              (iii) an original recorded Assignment of the Mortgage to the Trustee together with the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

              (iv) the original lender's title insurance policy.

       The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

       Capitalized words and phrases used herein shall have the meanings assigned to them in the above-captioned Custodial Agreement.


                                       TEXAS COMMERCE BANK NATIONAL
                                       ASSOCIATION


                                       By:_____________________________
                                       Name:
                                       Title:

                                   SCHEDULE 1


                             MORTGAGE LOAN SCHEDULE